CLASSIC PROFUNDS VP
Bull
Small-Cap
OTC
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30
Japan

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Small-Cap
Short OTC

SECTOR PROFUNDS VP
Banks
Basic Materials
Biotechnology
Consumer Cyclical
Consumer Non-Cyclical
Energy
Financial
Healthcare
Industrial
Internet
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

BOND BENCHMARKED PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity

PROFUND VP MONEY MARKET

Prospectus

May 1, 2003

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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ProFunds

TABLE OF CONTENTS

3               PROFUNDS VP OVERVIEW
5               CLASSIC PROFUNDS VP
6               Bull
8               Small-Cap
10              OTC
12              Mid-Cap Value
13              Mid-Cap Growth
14              Small-Cap Value
15              Small-Cap Growth
16              Asia 30
18              Europe 30
20              Japan

22              ULTRA PROFUNDS VP
23              UltraBull
25              UltraMid-Cap
27              UltraSmall-Cap
29              UltraOTC

31              INVERSE PROFUNDS VP
32              Bear
34              Short Small-Cap
35              Short OTC

36              SECTOR PROFUNDS VP
37              Banks
39              Basic Materials
41              Biotechnology
43              Consumer Cyclical
45              Consumer Non-Cyclical
47              Energy
49              Financial
51              Healthcare
53              Industrial
55              Internet
57              Pharmaceuticals
59              Precious Metals
60              Real Estate
62              Semiconductor
64              Technology
66              Telecommunications
68              Utilities

70              BOND BENCHMARKED PROFUNDS VP
71              U.S. Government Plus
72              Rising Rates Opportunity

73              PROFUND VP MONEY MARKET

76              STRATEGIES AND RISKS

82              PROFUNDS MANAGEMENT

86              GENERAL PROFUNDS VP INFORMATION

90              FINANCIAL HIGHLIGHTS

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark./1/

Classic ProFunds VP: Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

PROFUND VP           INDEX                                     DAILY BENCHMARK    TYPES OF COMPANIES IN INDEX
----------------     -----------------------------------       ---------------    -------------------------------------------
Bull                 S&P 500 Index(R)                          Match (100%)       Diverse, widely traded, large
                                                                                  capitalization
Small-Cap            Russell 2000(R)Index                      Match (100%)       Diverse, small capitalization
OTC                  NASDAQ-100(R)Index                        Match (100%)       Large capitalization, non-financial
                                                                                  companies listed on The NASDAQ Stock Market
Mid-Cap Value        S&P MidCap 400/Barra Value Index          Match (100%)       Diverse, widely traded, mid-capitalization

Mid-Cap Growth       S&P MidCap 400/Barra Growth Index         Match (100%)       Diverse, widely traded, mid-capitalization

Small-Cap Value      S&P SmallCap 600/Barra Value Index        Match (100%)       Diverse, small capitalization

Small-Cap Growth     S&P SmallCap 600/Barra Growth Index       Match (100%)       Diverse, small capitalization

Asia 30              ProFunds Asia 30 Index                    Match (100%)       Companies whose principal offices are
                                                                                  located in the Asia/Pacific region,
                                                                                  excluding Japan, whose securities are
                                                                                  traded in the U.S.
Europe 30            ProFunds Europe 30 Index                  Match (100%)       Companies whose principal offices are
                                                                                  located in European countries, whose
                                                                                  securities are traded in the U.S.
Japan                Nikkei 225 Stock Average                  Match (100%)       Large capitalization, widely traded
                                                                                  Japanese stocks

Ultra ProFunds VP: Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to double (200%) the daily performance of their benchmark indexes.

PROFUND VP        INDEX                    DAILY BENCHMARK     TYPES OF COMPANIES IN INDEX
--------------    --------------------     ---------------     ------------------------------------------
UltraBull         S&P 500 Index            Double (200%)       Diverse, widely traded, large
                                                               capitalization
UltraMid-Cap      S&P MidCap 400 Index     Double (200%)       Diverse, widely traded, mid-capitalization
UltraSmall-Cap    Russell 2000 Index       Double (200%)       Diverse, small capitalization
UltraOTC          NASDAQ-100 Index         Double (200%)       Large capitalization, non-financial
                                                               companies listed on The NASDAQ Stock Market

Inverse ProFunds VP: Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of their benchmark indexes.

PROFUND VP          INDEX                 DAILY BENCHMARK         TYPES OF COMPANIES IN INDEX
---------------     ------------------    -------------------     --------------------------------------------
Bear                S&P 500 Index         100% of the Inverse     Diverse, widely traded, large capitalization
Short Small-Cap     Russell 2000 Index    100% of the Inverse     Diverse, small capitalization
Short OTC           NASDAQ-100 Index      100% of the Inverse     Large capitalization, non-financial
                                                                  companies listed on The NASDAQ Stock Market

----------
/1/ A benchmark may be any standard of investment performance to which a mutual fund seeks to measure its return, such as a stock index or a multiple thereof. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

Sector ProFunds VP: Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

PROFUND VP                INDEX                           DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
---------------------     --------------------------      ---------------       -------------------------------------------
Banks                     Dow Jones U.S. Banks Index      Match (100%)          Securities representing the banking
                                                                                industry in the U.S. equity market
Basic Materials           Dow Jones U.S. Basic            Match (100%)          Securities within the basic materials
                          Materials Sector Index                                sector of the U.S. equity market
Biotechnology             Dow Jones U.S.                  Match (100%)          Securities representing the biotechnology
                          Biotechnology Index                                   industry in the U.S. equity market
Consumer Cyclical         Dow Jones U.S. Consumer         Match (100%)          Securities within the consumer cyclical
                          Cyclical Sector Index                                 sector of the U.S. equity market
Consumer Non-Cyclical     Dow Jones U.S. Consumer         Match (100%)          Securities within the consumer non-cyclical
                          Non-Cyclical Sector Index                             sector of the U.S. equity market
Energy                    Dow Jones U.S. Energy           Match (100%)          Securities within the energy sector of the
                          Sector Index                                          U.S. equity market
Financial                 Dow Jones U.S. Financial        Match (100%)          Securities within the financial sector of
                          Sector Index                                          the U.S. equity market
Healthcare                Dow Jones U.S. Healthcare       Match (100%)          Securities within the healthcare sector of
                          Sector Index                                          the U.S. equity market
Industrial                Dow Jones U.S. Industrial       Match (100%)          Securities within the industrial sector of
                          Sector Index                                          the U.S. equity market
Internet                  Dow Jones Composite             Match (100%)          U.S. equity securities of companies that
                          Internet Index                                        generate the majority of their revenue from
                                                                                the Internet
Pharmaceuticals           Dow Jones U.S.                  Match (100%)          Securities within the pharmaceuticals
                          Pharmaceuticals Index                                 industry of the U.S. equity market
Precious Metals           Philadelphia Stock              Match (100%)          Securities of companies involved in the
                          Exchange(R)Gold/Silver                                gold and silver mining industry
                          Sector(SM) Index
Real Estate               Dow Jones U.S. Real             Match (100%)          Securities representing the real estate
                          Estate Index                                          industry in the U.S. equity market
Semiconductor             Dow Jones U.S.                  Match (100%)          Securities representing the semiconductor
                          Semiconductor Index                                   industry in the U.S. equity market
Technology                Dow Jones U.S. Technology       Match (100%)          Securities within the technology sector of
                          Sector Index                                          the U.S. equity market
Telecommunications        Dow Jones U.S.                  Match (100%)          Securities within the telecommunications
                          Telecommunications Sector                             sector of the U.S. equity market
                          Index
Utilities                 Dow Jones U.S. Utilities        Match (100%)          Securities within the utilities sector of
                          Sector Index                                          the U.S. equity market

Bond Benchmarked ProFunds VP: Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the most recently issued 30-year U.S. Treasury Bond.

PROFUND VP                   SECURITY                       DAILY BENCHMARK          TYPES OF SECURITIES
------------------------     --------------------------     -------------------      ------------------------
U.S. Government Plus         Most recently issued           125%                     U.S. Treasury securities
                             30-year U.S. Treasury Bond
Rising Rates Opportunity     Most recently issued           125% of the Inverse      U.S. Treasury securities
                             30-year U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

CLASSIC PROFUNDS VP

         PROFUND VP              INDEX                                      DAILY BENCHMARK
         ----------------        -----------------------------------        ---------------
         Bull                    S&P 500 Index                              Match (100%)
         Small-Cap               Russell 2000 Index                         Match (100%)
         OTC                     NASDAQ-100 Index                           Match (100%)
         Mid-Cap Value           S&P MidCap 400/Barra Value Index           Match (100%)
         Mid-Cap Growth          S&P MidCap 400/Barra Growth Index          Match (100%)
         Small-Cap Value         S&P SmallCap 600/Barra Value Index         Match (100%)
         Small-Cap Growth        S&P SmallCap 600/Barra Growth Index        Match (100%)
         Asia 30                 ProFunds Asia 30 Index                     Match (100%)
         Europe 30               ProFunds Europe 30 Index                   Match (100%)
         Japan                   Nikkei 225 Stock Average                   Match (100%)

Classic ProFunds VP may be appropriate for investors who want to achieve investment results approximating the daily performance of a particular index.

PROFUND VP BULL

Investment Objective. ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bull are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

For more information on ProFund VP Bull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bull by comparing average annual total returns of ProFund VP Bull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -23.98%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bull for one quarter was 7.73% (quarter ended December 31, 2002) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS   ONE YEAR      SINCE INCEPTION     INCEPTION DATE
As of december 31, 2002
ProFund VP Bull                  -23.98%              -20.45%      05/01/01
-------------------------------------------------------------------------------
S&P 500 Index(1)                 -23.37%              -19.62%      05/01/01

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            0.91%
                                                          ----
Total Annual ProFund Operating Expenses                   1.91%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      ONE YEAR   THREE YEARS        FIVE YEARS        TEN YEARS
--------------------------------------------------------------------------------
ProFund VP Bull       $  194         $   600           $ 1,032          $ 2,233

PROFUND VP SMALL - CAP

Investment Objective. ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP Small-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Small-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Small-Cap for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Small-Cap by comparing average annual total returns of ProFund VP Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -22.44%

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap for one quarter was 4.24% (quarter ended March 31, 2002) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS   ONE YEAR      SINCE INCEPTION     INCEPTION DATE
As of December 31, 2002
ProFund VP Small-Cap           -22.44%        -16.62%               05/01/01
-------------------------------------------------------------------------------
Russell 2000 Index(1)          -21.58%        -13.77%               05/01/01

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------------
Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        0.97%
                                                      -----
Total Annual ProFund Operating Expenses               1.97%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                   One Year   Three Years        Five Years        Ten Years
----------------------------------------------------------------------------
ProFund VP           $  200        $  618          $  1,062         $  2,296
Small-Cap

PROFUND VP OTC

Investment Objective. ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. "OTC" in the name of ProFund VP OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP OTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the NASDAQ-100 Index. ProFund VP OTC may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP OTC are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

For more information on ProFund VP OTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP OTC for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP OTC by comparing average annual total returns of ProFund VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -38.62%

During the period covered in the bar chart, the highest return on shares of ProFund VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS   ONE YEAR      SINCE INCEPTION     INCEPTION DATE
As of December 31, 2002
ProFund VP OTC                 -38.62%       -41.06%               01/22/01
-------------------------------------------------------------------------------
NASDAQ-100 Index(1)            -37.58%       -39.90%               01/22/01

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                         0.75%
Distribution (12b-1) Fees                        0.25%
Other Expenses                                   1.03%
                                                ------
Total Annual ProFund Operating Expenses          2.03%
Fee Waivers/Reimbursements**                    -0.05%
                                                ------
Total Net Annual ProFund Operating Expenses      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                    One Year   Three Years        Five Years        Ten Years
-----------------------------------------------------------------------------
ProFund VP OTC        $  201        $  632          $  1,089         $  2,354

PROFUND VP  MID - CAP VALUE

Investment Objective. ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index.

The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios (238 stocks as of March 31, 2003). The Index is rebalanced semi-annually on or about January 1st and July 1st and consists of approximately half of the companies in the S&P MidCap 400 Index. As of March 31, 2003, the S&P MidCap 400/Barra Value Index included companies with capitalizations between $194.4 million and $4.9 billion.

Principal Investment Strategy. ProFund VP Mid-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Mid-Cap Value are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, mid-cap company investment risk and value investing risk.

For more information on ProFund VP Mid-Cap Value's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Mid-Cap Value commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Value.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.25%
                                                  -----
Total Annual ProFund Operating Expenses           2.25%
Fee Waivers/Reimbursements**                     -0.27%
                                                  -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year   Three Years      Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP Mid-Cap Value      $ 201         $ 677         $ 1,180       $ 2,564

PROFUND VP MID - CAP GROWTH

Investment Objective. ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index.

The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios (162 stocks as of March 31, 2003). The Index is rebalanced semi-annually on or about January 1st and July 1st and consists of approximately half of the companies in the S&P MidCap 400 Index. As of March 31, 2003, the S&P MidCap 400/Barra Growth Index included companies with capitalizations between $162.3 million and $8.3 billion.

Principal Investment Strategy. ProFund VP Mid-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Mid-Cap Growth are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, mid-cap company investment risk and growth investing risk.

For additional information on ProFund VP Mid-Cap Growth's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Mid-Cap Growth commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Growth.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------
Investment Advisory Fees                                0.75%
Distribution (12b-1) Fees                               0.25%
Other Expenses                                          1.22%
                                                       ------
Total Annual ProFund Operating Expenses                 2.22%
Fee Waivers/Reimbursements**                           -0.24%
                                                       ------
Total Net Annual ProFund Operating Expenses             1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      One Year   Three Years        Five Years        Ten Years
-------------------------------------------------------------------------------
ProFund VP Mid-Cap       $ 201         $ 671           $ 1,168          $ 2,536
Growth

PROFUND VP SMALL - CAP VALUE

Investment Objective. ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index.

The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600(R) Index that have comparatively low price-to-book ratios (388 stocks as of March 31, 2003). The S&P SmallCap 600 Index is an unmanaged index comprising 600 domestic stocks, with a market capitalization generally valued at under one and a half billion dollars, chosen for market size, liquidity and industry group representation. The Index comprises stocks from the industrial, utility, financial and transportation sectors. The Index is rebalanced twice per year. As of March 31, 2003, the S&P SmallCap 600/Barra Value Index included companies with capitalizations between $30.7 million and $1.5 billion.

Principal Investment Strategy. ProFund VP Small-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P SmallCap 600/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap Value are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, small-cap company investment risk and value investing risk.

For more information on ProFund VP Small-Cap Value's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Small-Cap Value commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Value.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.45%
                                                    ------
Total Annual ProFund Operating Expenses              2.45%
Fee Waivers/Reimbursements**                        -0.47%
                                                    ------
Total Net Annual ProFund Operating Expenses          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       One Year     Three Years       Five Years       Ten Years
--------------------------------------------------------------------------------
ProFund VP Small-Cap      $ 201         $ 719           $ 1,263          $ 2,751
Value

PROFUND VP SMALL - CAP GROWTH

Investment Objective. ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index.

The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios (212 stocks as of March 31, 2003). The S&P SmallCap 600 Index is an unmanaged index comprising 600 domestic stocks, with a market capitalization generally valued at under one and a half billion dollars, chosen for market size, liquidity and industry group representation. The Index comprises stocks from the industrial, utility, financial and transportation sectors. As of March 31, 2003, the S&P SmallCap 600/Barra Growth Index included companies with capitalizations between $77.6 million and $2.4 billion.

Principal Investment Strategy. ProFund VP Small-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P SmallCap 600/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap Growth are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, small-cap company investment risk and growth investing risk.

For more information on ProFund VP Small-Cap Growth's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Small-Cap Growth commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Growth.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.20%
                                                    -----
Total Annual ProFund Operating Expenses             2.20%
Fee Waivers/Reimbursements**                       -0.22%
                                                    -----
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       One Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------------
ProFund VP Small-Cap      $ 201         $ 667           $ 1,160          $ 2,517
Growth

PROFUND VP ASIA 30

Investment Objective. ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2003, the ProFunds Asia 30 Index included companies with capitalizations between $870.7 million and $39.0 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Principal Investment Strategy. ProFund VPAsia 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Asia 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities of Asian companies contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Asia 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Asia 30 will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Asia 30 are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk, foreign investment risk and small-cap company investment risk.

To the extent ProFunds Asia 30 Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up ProFund VP Asia 30's investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on ProFund VP Asia 30's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Asia 30 commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Asia 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.03%
                                                 ------
Total Annual ProFund Operating Expenses           2.03%
Fee Waivers/Reimbursements**                     -0.05%
                                                 ------
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Asia 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       one Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------------
ProFund VP Asia 30       $ 201          $ 632           $ 1,089          $ 2,354

PROFUND VP EUROPE 30

Investment Objective. ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2003, the ProFunds Europe 30 Index included companies with capitalizations between $10.3 billion and $143.7 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Principal Investment Strategy. ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Europe 30 are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk and foreign investment risk.

For more information on ProFund VP Europe 30's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Europe 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of ProFund VP Europe 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Europe 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -12.75%           2001    -24.14%        2002        -25.76%

During the period covered in the bar chart, the highest return on shares of ProFund VP Europe 30 for one quarter was 10.63% (quarter ended December 31,
2002) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS      ONE YEAR    SINCE INCEPTION    INCEPTION DATE
As of December 31, 2002
ProFund VP Europe 30              -25.76%     -14.61%               10/18/99
-------------------------------------------------------------------------------
Dow Jones STOXX 50 Index(1)(2)    -22.90%     -12.48%               10/18/99
ProFunds Europe 30 Index(1)       -23.52%     -14.60%               10/18/99

(1)  Reflects no deduction for fees or expenses.
(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Europe 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.03%
                                                    ------
Total Annual ProFund Operating Expenses              2.03%
Fee Waivers/Reimbursements**                        -0.05%
                                                    ------
Total Net Annual ProFund Operating Expenses          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Europe 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years        Five Years        Ten Years
-------------------------------------------------------------------------------
ProFund VP              $ 201         $ 632           $ 1,089          $ 2,354
Europe 30

PROFUND VP JAPAN

Investment Objective. ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.

Since the Japanese markets are not open when ProFund VP Japan values its shares, ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock Average.

The Nikkei 225 Stock Average is a price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Principal Investment Strategy. ProFund VP Japan invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Nikkei 225 Stock Average. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Japan may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Japan are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk and foreign investment risk.

The performance of ProFund VP Japan will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. ProFund VP Japan is also subject to valuation time risk. ProFund VP Japan generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of ProFund VP Japan's performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that over time ProFund VP Japan's performance will correlate highly with the movement of the Nikkei 225 Stock Average.

For more information on ProFund VP Japan's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Japan commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Japan.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------------
Investment Advisory Fees                               0.75%
Distribution (12b-1) Fees                              0.25%
Other Expenses                                         1.06%
                                                      ------
Total Annual ProFund Operating Expenses                2.06%
Fee Waivers/Reimbursements**                          -0.08%
                                                      ------
Total Net Annual ProFund Operating Expenses            1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Japan with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                    One Year   Three Years        Five Years        Ten Years
-----------------------------------------------------------------------------
ProFund VP             $ 201         $ 638           $ 1,101          $ 2,383
Japan

ULTRA PROFUNDS VP

         PROFUND VP             INDEX                          DAILY BENCHMARK
         UltraBull              S&P 500 Index                  Double (200%)
         UltraMid-Cap           S&P MidCap 400 Index           Double (200%)
         UltraSmall-Cap         Russell 2000 Index             Double (200%)
         UltraOTC               NASDAQ-100 Index               Double (200%)

Ultra ProFunds VP may be appropriate for investors who:
     . believe that the value of a particular index will increase, and that by investing with the objective of achieving a multiple of the index's daily return they will achieve superior results.
     . are seeking to approximate an index's daily return with less than the amount required of a conventional index fund.

PROFUND VP ULTRABULL (formerly ProFund VP Bull Plus)

Investment Objective. ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. Prior to May 1, 2003, ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraBull are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP UltraBull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The performance information set forth below was achieved during a period in which ProFund VP UltraBull pursued daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index. The bar chart below shows the performance of ProFund VP UltraBull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP UltraBull by comparing average annual total returns of ProFund VP UltraBull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraBull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -36.11%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraBull for one quarter was 11.02% (quarter ended December 31,
2002) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS    ONE YEAR    SINCE INCEPTION     INCEPTION DATE
As of December 31, 2002
ProFund VP UltraBull            -36.11%     -31.23%                01/22/01
------------------------------------------------------------------------------
S&P 500 Index(1)                -23.37%     -19.58%                01/22/01

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.12%
                                                 ------
Total Annual ProFund Operating Expenses           2.12%
Fee Waivers/Reimbursements**                     -0.27%
                                                 ------
Total Net Annual ProFund Operating Expenses       1.85%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.85% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                    One Year   Three Years        Five Years        Ten Years
-----------------------------------------------------------------------------
ProFund VP             $ 188         $ 638           $ 1,114          $ 2,430
UltraBull

PROFUND VP ULTRA MID - CAP

Investment Objective. ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P MidCap 400 Index is a widely used measure of mid-size company U.S. stock market performance. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float. As of March 31, 2003, the S&P MidCap 400 Index included companies with capitalizations between $162.3 million and $8.3 billion.

Principal Investment Strategy. ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraMid-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on ProFund VP UltraMid-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP UltraMid-Cap commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraMid-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                         0.75%
Distribution (12b-1) Fees                        0.25%
Other Expenses                                   1.36%
                                                ------
Total Annual ProFund Operating Expenses          2.36%
Fee Waivers/Reimbursements**                    -0.38%
                                                ------
Total Net Annual ProFund Operating Expenses      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraMid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years        Five Years        Ten Years
-------------------------------------------------------------------------------
ProFund VP              $ 201         $ 700           $ 1,226          $ 2,667
UltraMid-Cap

PROFUND VP ULTRA SMALL - CAP

Investment Objective. ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraSmall-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on ProFund VP UltraSmall-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraSmall-Cap by showing the variability of ProFund VP UltraSmall-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraSmall-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraSmall-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -22.14%           2001    -7.61%         2002        -42.61%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraSmall-Cap for one quarter was 43.56% (quarter ended December 31,
2001) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS    ONE YEAR       SINCE INCEPTION    INCEPTION DATE
As of December 31, 2002
ProFund VP UltraSmall-Cap       -42.61%        -19.70%              10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index(1)           -21.58%        -2.50%               10/18/99

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraSmall-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.15%
                                                   ------
Total Annual ProFund Operating Expenses             2.15%
Fee Waivers/Reimbursements**                       -0.17%
                                                   ------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraSmall-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years        Five Years        Ten Years
------------------------------------------------------------------------------
ProFund VP              $ 201         $ 657           $ 1,139          $ 2,469
UltraSmall-Cap

PROFUND VP ULTRA OTC

Investment Objective. ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. "OTC" in the name of ProFund VP UltraOTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP UltraOTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the NASDAQ-100 Index. ProFund VP UltraOTC will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraOTC are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on ProFund VP UltraOTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraOTC by showing the variability of ProFund VP UltraOTC returns from year to year and by comparing average annual total returns of ProFund VP UltraOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -73.37%           2001    -68.72%        2002        -68.94%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS   ONE YEAR       SINCE INCEPTION     INCEPTION DATE
As of December 31, 2002
ProFund VP UltraOTC            -68.94%        -58.21%                10/18/99
--------------------------------------------- -------------------- -------------
NASDAQ-100 Index(1)            -37.58%        -23.90%                10/18/99

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.08%
                                                    ------
Total Annual ProFund Operating Expenses              2.08%
Fee Waivers/Reimbursements**                        -0.13%
                                                    ------
Total Net Annual ProFund Operating Expenses          1.95%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      One Year   Three Years        Five Years        Ten Years
-------------------------------------------------------------------------------
ProFund VP               $ 198         $ 639           $ 1,107          $ 2,400
UltraOTC

INVERSE PROFUNDS  VP

         PROFUND VP             INDEX                        DAILY BENCHMARK
         Bear                   S&P 500 Index                100% of the Inverse
         Short Small-Cap        Russell 2000 Index           100% of the Inverse
         Short OTC              NASDAQ-100 Index             100% of the Inverse

Inverse ProFunds VP may be appropriate for investors who:

     . expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.
     . want to protect (hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a market downturn they anticipate.

PROFUND VP BEAR

Investment Objective. ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bear takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bear are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk and repurchase agreement risk.

For more information on ProFund VP Bear's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bear for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bear by comparing average annual total returns of ProFund VP Bear to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bear or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        20.82%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bear for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -9.79% (quarter ended December 31, 2002).

AVERAGE ANNUAL TOTAL RETURNS    ONE YEAR       SINCE INCEPTION    INCEPTION DATE
As of December 31, 2002
ProFund VP Bear                  20.82%         19.48%               01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                -23.37%        -19.58%               01/22/01

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bear.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.03%
                                                   ------
Total Annual ProFund Operating Expenses             2.03%
Fee Waivers/Reimbursements**                       -0.05%
                                                   ------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                  One Year   Three Years        Five Years        Ten Years
---------------------------------------------------------------------------
ProFund VP           $ 201         $ 632           $ 1,089          $ 2,354
Bear

PROFUND VP SHORT SMALL - CAP

Investment Objective. ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP Short Small-Cap invests in financial instruments that should have similar daily price return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short Small-Cap are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Short Small-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Short Small-Cap commenced operations on September 3, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short Small-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses**                                   0.73%
                                                   -----
Total Annual ProFund Operating Expenses            1.73%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** Other expenses are estimates as this ProFund VP had not been in operations for six months as of December 31, 2002.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year     Three Years
----------------------------------------------------
ProFund VP                     $ 176           $ 545
Short Small-Cap

PROFUND VP SHORT OTC

Investment Objective. ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day. "OTC" in the name of ProFund VP Short OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP Short OTC takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the NASDAQ-100 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short OTC are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk and technology investment risk.

For more information on ProFund VP Short OTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Short OTC commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.96%
                                                  -----
Total Annual ProFund Operating Expenses           1.96%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                 One Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------
ProFund VP         $ 199          $ 615           $ 1,057          $ 2,285
Short OTC

SECTOR  PROFUNDS VP


PROFUND VP                       INDEX                                               DAILY BENCHMARK
Banks                            Dow Jones U.S. Banks Index                          Match (100%)
Basic Materials                  Dow Jones U.S. Basic Materials Sector Index         Match (100%)
Biotechnology                    Dow Jones U.S. Biotechnology Index                  Match (100%)
Consumer Cyclical                Dow Jones U.S. Consumer Cyclical Sector Index       Match (100%)
Consumer Non-Cyclical            Dow Jones U.S. Consumer Non-Cyclical Sector Index   Match (100%)
Energy                           Dow Jones U.S. Energy Sector Index                  Match (100%)
Financial                        Dow Jones U.S. Financial Sector Index               Match (100%)
Healthcare                       Dow Jones U.S. Healthcare Sector Index              Match (100%)
Industrial                       Dow Jones U.S. Industrial Sector Index              Match (100%)
Internet                         Dow Jones Composite Internet Index                  Match (100%)
Pharmaceuticals                  Dow Jones U.S. Pharmaceuticals Index                Match (100%)
Precious Metals                  Philadelphia Stock Exchange(R)Gold/Silver           Match (100%)
                                 Sector(SM) Index
Real Estate                      Dow Jones U.S. Real Estate Index                    Match (100%)
Semiconductor                    Dow Jones U.S. Semiconductor Index                  Match (100%)
Technology                       Dow Jones U.S. Technology Sector Index              Match (100%)
Telecommunications               Dow Jones U.S. Telecommunications Sector Index      Match (100%)
Utilities                        Dow Jones U.S. Utilities Sector Index               Match (100%)

Sector ProFunds VP may be appropriate for investors who:

     . desire to add investments in economic sectors with perceived above-average growth potential.
     . actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.
     . want to protect (hedge) against anticipated price decreases of other holdings.
     . want to gain investment exposure to a particular economic sector of the U.S. or global economy.

PROFUND VP BANKS

Investment Objective. ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index.

The Dow Jones U.S. Banks Index measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts and building associations and societies. Investment and merchant banks are excluded. As of March 31, 2003, the weighted average capitalization of the Index was approximately $6.7 billion.

Principal Investment Strategy. ProFund VP Banks invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Banks Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Banks may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Banks will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Banks are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Banks is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Banks' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Banks commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Banks.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------------
Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        1.11%
                                                     ------
Total Annual ProFund Operating Expenses               2.11%
Fee Waivers/Reimbursements**                         -0.13%
                                                     ------
Total Net Annual ProFund Operating Expenses           1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Banks with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       One Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------------
ProFund VP Banks          $ 201         $ 648           $ 1,122          $ 2,431

PROFUND VP BASIC MATERIALS

Investment Objective. ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index.

The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.2 billion.

Principal Investment Strategy. ProFund VP Basic Materials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Basic Materials Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Basic Materials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Basic Materials will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Basic Materials are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Basic Materials is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Basic Materials' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Basic Materials commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Basic Materials.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.21%
                                                   ------
Total Annual ProFund Operating Expenses             2.21%
Fee Waivers/Reimbursements**                       -0.23%
                                                   ------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Basic Materials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------------
ProFund VP Basic        $ 201         $ 669           $ 1,164          $ 2,526
Materials

PROFUND VP BIOTECHNOLOGY

Investment Objective. ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2003, the weighted average capitalization of the Index was approximately $2.6 billion.

Principal Investment Strategy. ProFund VP Biotechnology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Biotechnology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Biotechnology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Biotechnology are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Biotechnology is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Biotechnology's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Biotechnology for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Biotechnology by comparing average annual total returns of ProFund VP Biotechnology to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Biotechnology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -37.51%

During the period covered in the bar chart, the highest return on shares of ProFund VP Biotechnology for one quarter was -7.99% (quarter ended December 31,
2002) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Biotechnology                 -37.51%          -27.92%   01/22/01
----------------------------------------------------------------------------
S&P 500 Index(1)                         -23.37%          -19.59%   01/22/01

Dow Jones U.S. Biotechnology Index(1)    -36.48%          -26.43%   01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Biotechnology.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.16%
                                                 ------
Total Annual ProFund Operating Expenses           2.16%
Fee Waivers/Reimbursements**                     -0.18%
                                                 ------
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Biotechnology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    201     $       659    $    1,143     $   2,479
Biotechnology

PROFUND VP CONSUMER CYCLICAL

Investment Objective. ProFund VP Consumer Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index.

The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.5 billion.

Principal Investment Strategy. ProFund VP Consumer Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Cyclical will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Consumer Cyclical are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Consumer Cyclical is also subject to risks faced by companies in the consumer cyclical economic sector, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Cyclical's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Consumer Cyclical commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Cyclical.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.65%
                                                 ------
Total Annual ProFund Operating Expenses           2.65%
Fee Waivers/Reimbursements**                     -0.67%
                                                 ------
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Cyclical with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
--------------------------------------------------------------------------------
ProFund VP Consumer        $    201     $       760    $    1,345     $   2,934
Cyclical

PROFUND VP CONSUMER NON-CYCLICAL

Investment Objective. ProFund VP Consumer Non-Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index.

The Dow Jones U.S. Consumer Non-Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.8 billion.

Principal Investment Strategy. ProFund VP Consumer Non-Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Non-Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Non-Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Non-Cyclical will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Consumer Non-Cyclical are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Consumer Non-Cyclical is also subject to risks faced by companies in the consumer non-cyclical economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Non-Cyclical's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Consumer Non-Cyclical commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Non-Cyclical.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------
Investment Advisory Fees                        0.75%
Distribution (12b-1) Fees                       0.25%
Other Expenses                                  1.10%
                                               -----
Total Annual ProFund Operating Expenses         2.10%
Fee Waivers/Reimbursements**                   -0.12%
                                               -----
Total Net Annual ProFund Operating Expenses     1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Non-Cyclical with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP Consumer        $    201     $       646    $    1,118     $  2,422
Non-Cyclical

PROFUND VP ENERGY

Investment Objective. ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index.

The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.2 billion.

Principal Investment Strategy. ProFund VP Energy invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Energy Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Energy may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Energy will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Energy are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Energy is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Energy's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Energy for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Energy by comparing average annual total returns of ProFund VP Energy to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Energy or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -17.04%

During the period covered in the bar chart, the highest return on shares of ProFund VP Energy for one quarter was 7.91% (quarter ended March 31, 2002) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Energy                        -17.04%          -12.47%   01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                         -23.37%          -19.59%   01/22/01

Dow Jones U.S. Energy Sector Index(1)    -15.40%          -11.11%   01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Energy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------
Investment Advisory Fees                         0.75%
Distribution (12b-1) Fees                        0.25%
Other Expenses                                   1.16%
                                                -----
Total Annual ProFund Operating Expenses          2.16%
Fee Waivers/Reimbursements**                    -0.18%
                                                -----
Total Net Annual ProFund Operating Expenses      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Energy with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP Energy          $    201     $       659    $    1,143     $   2,479

PROFUND VP FINANCIAL

Investment Objective. ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index.

The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2003, the weighted average capitalization of the Index was approximately $6.1 billion.

Principal Investment Strategy. ProFund VP Financial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Financial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Financial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Financial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Financial are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Financial is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Financial's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Financial for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Financial by comparing average annual total returns of ProFund VP Financial to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Financial or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -14.88%

During the period covered in the bar chart, the highest return on shares of ProFund VP Financial for one quarter was 6.00% (quarter ended December 31, 2002) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Financial                     -14.88%          -11.15%   01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                         -23.37%          -19.59%   01/22/01

Dow Jones U.S. Financial Sector          -14.37%          -10.20%   01/22/01
Index(1)

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Financial.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.14%
                                                 -----
Total Annual ProFund Operating Expenses           2.14%
Fee Waivers/Reimbursements**                     -0.16%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Financial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    201     $       655    $    1,135     $   2,460
Financial

PROFUND VP HEALTHCARE

Investment Objective. ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index.

The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.6 billion.

Principal Investment Strategy. ProFund VP Healthcare invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Healthcare Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Healthcare may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Healthcare will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Healthcare are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Healthcare is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Healthcare's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Healthcare for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Healthcare by comparing average annual total returns of ProFund VP Healthcare to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Healthcare or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -22.69%

During the period covered in the bar chart, the highest return on shares of ProFund VP Healthcare for one quarter was 3.73% (quarter ended December 31,
2002) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Healthcare                    -22.69%          -14.82%   01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                         -23.37%          -19.59%   01/22/01

Dow Jones U.S. Healthcare Sector         -21.85%          -13.89%   01/22/01
Index(1)

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Healthcare.

Annual Fund Operating Expenses*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.14%
                                                 -----
Total Annual ProFund Operating Expenses           2.14%
Fee Waivers/Reimbursements**                     -0.16%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Healthcare with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    201     $       655    $    1,135     $   2,460
Healthcare

PROFUND VP INDUSTRIAL

Investment Objective. ProFund VP Industrial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index.

The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.8 billion.

Principal Investment Strategy. ProFund VP Industrial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Industrial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Industrial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Industrial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Industrial are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Industrial is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Industrial's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Industrial commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Industrial.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.65%
                                                 -----
Total Annual ProFund Operating Expenses           2.65%
Fee Waivers/Reimbursements**                     -0.67%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Industrial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    201     $       760    $    1,345     $   2,934
Industrial

PROFUND VP INTERNET

Investment Objective. ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index.

The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2003, the weighted average capitalization of the Index was approximately $2.5 billion.

Principal Investment Strategy. ProFund VP Internet invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones Composite Internet Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Internet may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Internet will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Internet are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

In addition to the risks noted above, ProFund VP Internet is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Internet's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Internet commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Internet.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.04%
                                                 -----
Total Annual ProFund Operating Expenses           2.04%
Fee Waivers/Reimbursements**                     -0.06%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Internet with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    201     $       634    $    1,093     $   2,364
Internet

PROFUND VP PHARMACEUTICALS

Investment Objective. ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2003, the weighted average capitalization of the Index was approximately $24.9 billion.

Principal Investment Strategy. ProFund VP Pharmaceuticals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Pharmaceuticals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Pharmaceuticals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Pharmaceuticals are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Pharmaceuticals is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Pharmaceuticals' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Pharmaceuticals commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Pharmaceuticals.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.12%
                                                 -----
Total Annual ProFund Operating Expenses           2.12%
Fee Waivers/Reimbursements**                     -0.14%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Pharmaceuticals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
--------------------------------------------------------------------------------
ProFund VP                 $    201     $       650    $    1,126     $   2,441
Pharmaceuticals

PROFUND VP PRECIOUS METALS

Investment Objective. ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold/Silver Sector Index.

The Philadelphia Stock Exchange Gold/Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.0 billion.

Principal Investment Strategy. ProFund VP Precious Metals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Philadelphia Stock Exchange Gold/Silver Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Precious Metals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Precious Metals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Precious Metals are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Precious Metals is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on ProFund VP Precious Metals' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Precious Metals commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Precious Metals.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------
Investment Advisory Fees                         0.75%
Distribution (12b-1) Fees                        0.25%
Other Expenses                                   0.98%
                                                 -----
Total Annual ProFund Operating Expenses          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Precious Metals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
--------------------------------------------------------------------------------
ProFund VP                 $    201     $       621    $    1,068     $   2,306
Precious Metals

PROFUND VP REAL ESTATE

Investment Objective. ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2003, the weighted average capitalization of the Index was approximately $1.7 billion.

Principal Investment Strategy. ProFund VP Real Estate invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Real Estate may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Real Estate will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Real Estate are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Real Estate is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a REIT that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Real Estate's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Real Estate for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Real Estate by comparing average annual total returns of ProFund VP Real Estate to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Real Estate or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        0.02%

During the period covered in the bar chart, the highest return on shares of ProFund VP Real Estate for one quarter was 7.00% (quarter ended March 31, 2002) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Real Estate                     0.02%            4.59%   01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                           -23.37%        -19.59%   01/22/01

Dow Jones U.S. Real Estate Index(1)        -2.96%           1.01%   01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Real Estate.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.13%
                                                 -----
Total Annual ProFund Operating Expenses           2.13%
Fee Waivers/Reimbursements**                     -0.15%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Real Estate with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
--------------------------------------------------------------------------------
ProFund VP Real            $    201     $       653    $    1,130     $   2,450
Estate

PROFUND VP SEMICONDUCTOR

Investment Objective. ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index.

The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2003, the weighted average capitalization of the Index was approximately $5.3 billion.

Principal Investment Strategy. ProFund VP Semiconductor invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Semiconductor Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Semiconductor may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Semiconductor will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Semiconductor are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

In addition to the risks noted above, ProFund VP Semiconductor is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Semiconductor's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Semiconductor commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Semiconductor.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.33%
                                                 -----
Total Annual ProFund Operating Expenses           2.33%
Fee Waivers/Reimbursements**                     -0.35%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Semiconductor with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    201     $       694    $    1,214     $   2,639
Semiconductor

PROFUND VP TECHNOLOGY

Investment Objective. ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index.

The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.8 billion.

Principal Investment Strategy. ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Technology Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Technology are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

In addition to the risks noted above, ProFund VP Technology is also subject to risks faced by companies in the technology sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel to form competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Technology's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Technology for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Technology by comparing average annual total returns of ProFund VP Technology to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Technology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -40.68%

During the period covered in the bar chart, the highest return on shares of ProFund VP Technology for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Technology                    -40.68%          -41.34%   01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                         -23.37%          -19.59%   01/22/01

Dow Jones U.S. Technology Sector         -38.82%          -39.65%   01/22/01
Index(1)

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Technology.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.27%
                                                 -----
Total Annual ProFund Operating Expenses           2.27%
Fee Waivers/Reimbursements**                     -0.29%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Technology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    201     $       682    $    1,189     $   2,583
Technology

PROFUND VP TELECOMMUNICATIONS

Investment Objective. ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index.

The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2003, the weighted average capitalization of the Index was approximately $14.3 billion.

Principal Investment Strategy. ProFund VP Telecommunications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Telecommunications Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Telecommunications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Telecommunications will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Telecommunications are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Telecommunications is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Telecommunications' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Telecommunications for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Telecommunications by comparing average annual total returns of ProFund VP Telecommunications to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Telecommunications or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -37.83%

During the period covered in the bar chart, the highest return on shares of ProFund VP Telecommunications for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Telecommunications            -37.83%          -33.97%   01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                         -23.37%          -19.59%   01/22/01

Dow Jones U.S. Telecommunications        -36.31%          -31.95%   01/22/01
Sector Index(1)

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Telecommunications.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.19%
                                                 -----
Total Annual ProFund Operating Expenses           2.19%
Fee Waivers/Reimbursements**                     -0.21%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Telecommunications with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    201     $       665    $    1,115     $   2,507
Telecommunications

PROFUND VP UTILITIES

Investment Objective. ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index.

The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.4 billion.

Principal Investment Strategy. ProFund VP Utilities invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Utilities Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Utilities may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Utilities will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Utilities are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Utilities is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Utilities' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Utilities for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Utilities by comparing average annual total returns of ProFund VP Utilities to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Utilities or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -23.94%

During the period covered in the bar chart, the highest return on shares of ProFund VP Utilities for one quarter was 3.69% (quarter ended March 31, 2002) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Utilities                     -23.94%          -21.45%   01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                         -23.37%          -19.59%   01/22/01

Dow Jones U.S. Utilities Sector          -24.63%          -22.11%   01/22/01
Index(1)

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Utilities.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.17%
                                                 -----
Total Annual ProFund Operating Expenses           2.17%
Fee Waivers/Reimbursements**                     -0.19%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Utilities with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    201     $       661    $    1,147     $   2,488
Utilities

BOND BENCHMARKED PROFUNDS VP

  PROFUND                     SECURITY                       DAILY BENCHMARK
  U.S. Government Plus        Most recently issued 30-year   125%
                                U.S. Treasury Bond
  Rising Rates Opportunity    Most recently issued 30-year   125% of the Inverse
                                U.S. Treasury Bond

ProFund VP U.S. Government Plus may be appropriate for investors who:
     . expect the yield on the most recently issued 30-year U.S. Treasury Bond to decrease.

ProFund VP Rising Rates Opportunity(R)may be appropriate for investors who:

     . expect the yield on the most recently issued 30-year U.S. Treasury Bond to increase.

     . want to protect (hedge) the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

PROFUND VP U.S. GOVERNMENT PLUS

Investment Objective. ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise.

If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP U.S. Government Plus invests in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the daily price movement of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. Government securities and/or financial instruments with similar economic characteristics. ProFund VP U.S. Government Plus will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP U.S. Government Plus are market risk, debt instrument risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP U.S. Government Plus' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP U.S. Government Plus commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other investment companies or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP U.S. Government Plus.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.50%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.96%
                                                 -----
Total Annual ProFund Operating Expenses           1.71%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP U.S. Government Plus with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP U.S.            $    174     $       539    $      928     $   2,019
Government Plus

PROFUND VP RISING RATES OPPORTUNITY

Investment Objective. ProFund VP Rising Rates Opportunity(R) seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall.

If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the inverse of the daily price movement of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP Rising Rates Opportunity are market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, repurchase agreement risk, short sale risk and volatility risk.

For more information on ProFund VP Rising Rates Opportunity's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Rising Rates Opportunity commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Rising Rates Opportunity.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    1.13%
                                                 -----
Total Annual ProFund Operating Expenses           2.13%
Fee Waivers/Reimbursements**                     -0.15%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising Rates Opportunity with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP Rising          $    201     $       653    $    1,130     $   2,450
Rate Opportunity

PROFUND VP MONEY MARKET

ProFund VP Money Market may be appropriate for investors who:

     . seek a high level of current income consistent with liquidity and preservation of capital.

     . want to maintain a neutral exposure to the stock market. The income earned from an investment in ProFund VP Money Market can keep their capital at work.

PROFUND VP MONEY MARKET

Investment Objective. ProFund VP Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy. ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in ProFund VP Money Market are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. ProFund VP Money Market also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. ProFund VP Money Market buys U.S. Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     . have received the highest short-term rating from two nationally recognized statistical rating organizations;

     . have received the highest short-term rating from one rating organization
       (if only one organization rates the security);

     . if unrated, are determined to be of similar quality by ProFund Advisors;
       or

     . have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of ProFund VP Money Market are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. ProFund VP Money Market may invest in other types of instruments, as described in the Statement of Additional Information.

Principal Risk Considerations. The principal risks of investing in ProFund VP Money Market are market risk, interest rate risk, debt instrument risk, active investor risk and repurchase agreement risk. In addition, ProFund VP Money Market is also subject to the following risks:

     . Credit Risk: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.
     . Security Selection Risk: While ProFund VP Money Market invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause ProFund VP Money Market's yield to lag behind those of similar money market funds.
     . Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, ProFund VP Money Market may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce ProFund VP Money Market's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.
     . Financial Services Industry Concentration Risk: Because ProFund VP Money Market may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in ProFund VP Money Market is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While ProFund VP Money Market tries to maintain a stable net asset value of $1.00 per share, there is no guarantee that ProFund VP Money Market will do so, and you could lose money by investing in this ProFund VP.

For more information on ProFund VP Money Market's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Money Market for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Money Market by showing the variability of the annual total returns of ProFund VP Money Market. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Money Market or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002   0.21%

During the period covered in the bar chart, the highest return on shares of ProFund VP Money Market for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Money Market                    0.21%            0.25%   10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for ProFund VP Money Market as of December 31, 2002 was 0.36%.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Money Market.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------
Investment Advisory Fees                          0.75%
Distribution (12b-1) Fees                         0.25%
Other Expenses                                    0.51%
                                                 -----
Total Annual ProFund Operating Expenses           1.51%
Fee Waivers/Reimbursements**                     -0.16%
                                                 -----
Total Net Annual ProFund Operating Expenses       1.35%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Money Market with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year     Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------
ProFund VP                 $    137     $       462    $      809     $   1,788
Money Market

STRATEGIES AND RISKS

"The non-money market ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks."

STRATEGIES AND RISKS

More On Strategies: In seeking to achieve the ProFunds VP investment objectives (other than ProFund VP Money Market), of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval. Each ProFund VP reserves the right to substitute a different index or security for the index or security underlying its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The ProFunds VP, other than ProFund VP Money Market, are designed to correspond to the daily performance, the inverse of the daily performance, or a multiple of the daily performance or inverse performance, of a benchmark index - whether the benchmark index is rising or falling. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark index without regard to market conditions, trends or direction. The ProFunds also do not take temporary defensive positions. The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective. In addition to each ProFund VP's principal investment strategy, each ProFund VP is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Under normal circumstances, all Mid-Cap and Small-Cap ProFunds VP, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, and all Sector ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

Important Concepts and Definitions:
This section describes important concepts that may be unfamiliar to an investor.

..    Collar is the simultaneous purchase of an equity floor and the sale of an equity cap (specified financial terms are described in this section).

..    Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

..    Depositary Receipts (DRs), include American Depositary Receipts (ADRs),
     Global Depositary Receipts (GDRs), and New York Shares (NYSs).

     . ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

     . GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     . NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.
..    Equity Cap is an agreement in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark moves above a certain level, agreed upon in advance.
..    Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.
..    Financial Instruments The ProFunds VP (excluding ProFund VP Money Market)
     may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Financial instruments may also be used to produce economically "leveraged" investment results.
..    Floors are agreements in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark falls below a certain level, agreed upon in advance.
..    Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date.
     Forwards may also be structured for cash settlement, rather than physical delivery.
..    Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.
..    Leverage and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value. Swap agreements, borrowing, futures contracts, short sales, and options on securities indexes and futures contracts all may be used to create leverage. While only certain ProFunds VP employ leverage, all of the ProFunds VP (except ProFund VP Money Market) may use leveraged investment techniques for investment purposes.
..    Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.
..    Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.
..    Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.
..    Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.
..    Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.
..    Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.
..    Selling Short is selling a stock, usually borrowed, and buying it back at a later date. . Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make. . Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
..    U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S.
     Treasury and some are backed only by the credit of the issuing organization.

More on Risks: Like all investments, the ProFunds VP entail risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about the ProFunds VP, their investment strategies and related risks.

In addition to the general risks described above, the following risks may apply:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

Concentration Risk (ProFund VP Asia 30 and Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in specific market or industry sectors, and the risk that those issuers (or market sector) will perform poorly and therefore negatively impact the ProFunds VP subject to this risk. Each of ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Correlation Risk (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. The following factors, including fees and expenses and income items, may adversely affect a ProFund VP's correlation with its benchmark. A ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive information on purchases and redemptions into or out of a ProFund VP after the relevant exchange or market closes, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution on the last business day of June may impair the ProFunds VP benchmarked to the Russell 2000 Index from meeting their daily investment objective on that day.

Debt Instrument Risk (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

Equity Risk (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The Inverse ProFunds VP respond differently to these risks than positively correlated funds.

Foreign Investment Risk (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

Geographic Concentration Risk (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. For example, in 1997 and 1998, the values of some Asian currencies declined significantly, triggering a loss of investor confidence that resulted in a decline in the value of the stock markets, and individual company stocks, in the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. Similarly, European companies could be hurt by such factors as regional economic downturns, policies adopted in the European Economic and Monetary Union, or difficulties experienced as certain countries, and particularly those in Eastern Europe, implement significant free market economic reforms. Japanese economic growth has weakened and Japan's stock markets have significantly declined since the early 1990s, and the current economic conditions remain uncertain. Japanese companies could be hurt by a failure to successfully implement significant proposed reforms to Japan's economy and financial system, among other considerations.

Growth Investing Risk (ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Interest Rate Risk (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Shareholders in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective.

Liquidity Risk (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the Inverse ProFunds VP, ProFund VP Rising Rates Opportunity and ProFund VP Money Market, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP).

Mid-Cap Company Investment Risk (ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Non-Diversification Risk (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Short Sale Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus interest incurred, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus interest accrued, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales involves additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss.

Small-Cap Company Investment Risk (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP UltraSmall-Cap and ProFund VP Short-Small Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

Technology Investment Risk (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Value Investing Risk (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

Volatility Risk (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

PROFUNDS MANAGEMENT

"The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         Bull                              0.75%
         Small-Cap                         0.75%
         OTC                               0.71%
         Europe 30                         0.71%
         UltraBull                         0.63%
         UltraSmall-Cap                    0.61%
         UltraOTC                          0.67%
         Bear                              0.71%
         Biotechnology                     0.61%
         Energy                            0.60%
         Financial                         0.62%
         Healthcare                        0.62%
         Real Estate                       0.62%
         Technology                        0.52%
         Telecommunications                0.58%
         Utilities                         0.59%
         Money Market                      0.61%

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         Bull                            0.15%
         Small-Cap                       0.15%
         OTC                             0.14%
         Europe 30                       0.14%
         UltraBull                       0.13%
         UltraSmall-Cap                  0.12%
         UltraOTC                        0.13%
         Bear                            0.14%
         Biotechnology                   0.12%
         Energy                          0.12%
         Financial                       0.12%
         Healthcare                      0.12%
         Real Estate                     0.12%
         Technology                      0.10%
         Telecommunications              0.12%
         Utilities                       0.12%
         Money Market                    0.12%

INDEX INFORMATION

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," "500", and "S&P MidCap 400," "Standard &Poor's MidCap 400," "S&P Small-Cap 600," "Standard &Poor's Small-Cap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/Barra Value Index," "S&P SmallCap 600/Barra Growth Index," and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000 Index" is a trademark of the Frank Russell Company. "NASDAQ-100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver SectorSM" and "XAUSM" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange or the Frank Russell Company and neither Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company makes any representation regarding the advisability of investing in ProFunds VP.

"Dow Jones" and the name of each Dow Jones sector index are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

     .  Sponsor, endorse, sell or promote Sector ProFunds VP (the "ProFunds
        VP").

     . Recommend that any person invest in the ProFunds VP or any other securities.

     . Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

     . Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

     . Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     . The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices and the data included in such indices;

     . The accuracy or completeness of the Dow Jones sector indices and their data; or . The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

GENERAL PROFUNDS VP INFORMATION

"Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES
(All ProFunds VP Except ProFund VP Money Market)

Each ProFund VP calculates its daily share price on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

Each ProFund VP determines its net asset value per share by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. For example, if the Bond Market Association recommends an early close of the bond markets, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may also close early.

CALCULATING THE PROFUND VP MONEY MARKET'S SHARE PRICE

ProFund VP Money Market calculates daily share prices on the basis of the net asset value of shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business. The bond markets or other primary trading markets for ProFund VP Money Market may close early on the day before certain holidays on which the NYSE is closed, and the day after Thanksgiving. If the Bond Market Association recommends an early close of the bond markets, ProFund VP Money Market also may close early. ProFund VP Money Market will cease taking transaction requests at such times, including requests to exchange to or from other ProFunds VP. ProFund VP Money Market's net asset value will normally be $1.00, although ProFund Advisors cannot guarantee that this will always be the case. ProFund VP Money Market uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. As a general policy, ProFunds VP do not announce dividend distribution dates in advance.

ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pay the dividends on a monthly basis. ProFund VP Real Estate declares dividends from net investment income quarterly and pays the dividends on a quarterly basis. ProFund VP U.S. Government Plus, ProFund VP Money Market and ProFund VP Real Estate will pay annually any long-term capital gains as well as any short-term capital gains that they did not distribute during the year, but reserve the right to include in the dividend any short-term capital gains on securities that they sell. Each of the other ProFunds VP declares and distributes net investment income, if any, and net capital gains, if any, at least annually. Each ProFund VP, however, may declare an additional capital gains distribution if such a distribution would be in the best interest of the shareholders of the ProFund VP.

ProFund VP Money Market may revise these policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant net asset value of $1.00 per share.

PURCHASING AND REDEEMING  SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

FINANCIAL  HIGHLIGHTS

The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appear in the annual report of the ProFunds VP for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

PROFUNDS VP
PROFUND VP BULL

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                   FOR THE                FOR THE PERIOD
                                                                  YEAR ENDED          MAY 1, 2001(a) THROUGH
                                                              DECEMBER 31, 2002         DECEMBER 31, 2001
                                                              -----------------       ----------------------
Net Asset Value, Beginning of Period                          $           26.94       $                30.00
                                                              -----------------       ----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.04)(b)                    (0.11)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                  (6.42)                       (2.95)
                                                              -----------------       ----------------------
  Total income/(loss) from investment activities                          (6.46)                       (3.06)
                                                              -----------------       ----------------------
Net Asset Value, End of Period                                $           20.48       $                26.94
                                                              =================       ======================
Total Return                                                             (23.98)%                     (10.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      92,749,513       $           20,585,768
Ratio of expenses to average net assets                                    1.91%                        2.25%(d)
Ratio of net investment income/(loss) to average net assets               (0.18)%                      (0.60)%(d)
Portfolio turnover                                                          260%                         325%

----------
(a)     Commencement of operations
(b) Per share net investment income(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                    FOR THE             MAY 1, 2001(a)
                                                                  YEAR ENDED                THROUGH
                                                               DECEMBER 31, 2002       DECEMBER 31, 2001
                                                               -----------------       -----------------
Net Asset Value, Beginning of Period                           $           28.56       $           30.00
                                                               -----------------       -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.16)(b)               (0.10)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                    (6.25)                  (1.34)
                                                               -----------------       -----------------
  Total income/(loss) from investment activities                           (6.41)                  (1.44)
                                                               -----------------       -----------------
Net Asset Value, End of Period                                 $           22.15       $           28.56
                                                               =================       =================
Total Return                                                              (22.44)%                 (4.80)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      38,611,882       $      19,964,980
Ratio of expenses to average net assets                                     1.97%                   2.25%(d)
Ratio of net investment income/(loss) to average net assets                (0.62)%                 (0.53)%(d)
Ratio of expenses to average net assets*                                    1.97%                   2.65%(d)
Portfolio turnover                                                           527%                  2,627%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP OTC

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                   FOR THE                  FOR THE PERIOD
                                                                 YEAR ENDED           JANUARY 22, 2001(a) THROUGH
                                                              DECEMBER 31, 2002            DECEMBER 31, 2001
                                                              -----------------       ---------------------------
Net Asset Value, Beginning of Period                          $           17.53       $                     30.00
                                                              -----------------       ---------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.23)(b)                         (0.27)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                  (6.54)                           (12.20)
                                                              -----------------       ---------------------------
  Total income/(loss) from investment activities                          (6.77)                           (12.47)
                                                              -----------------       ---------------------------
Net Asset Value, End of Period                                $           10.76       $                     17.53
                                                              =================       ===========================
Total Return                                                             (38.62)%                          (41.57)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      76,249,564       $                70,774,480
Ratio of expenses to average net assets                                    1.98%                             1.91%(d)
Ratio of net investment income/(loss) to average net assets               (1.75)%                           (1.61)%(d)
Ratio of expenses to average net assets*                                   2.03%                             1.91%(d)
Portfolio turnover                                                          534%                              918%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MID-CAP VALUE

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                     FOR THE PERIOD
                                                                                      MAY 1, 2002(a)
                                                                                         THROUGH
                                                                                    DECEMBER 31, 2002
                                                                                    -----------------
Net Asset Value, Beginning of Period                                                $           30.00
                                                                                    -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                  (0.02)(b)
  Net realized and unrealized gains/(losses) on investments and futures contracts               (6.73)
                                                                                    -----------------
  Total income/(loss) from investment activities                                                (6.75)
                                                                                    -----------------
Net Asset Value, End of Period                                                      $           23.25
                                                                                    =================
Total Return                                                                                   (22.50)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                             $      12,486,529
Ratio of expenses to average net assets                                                          1.98%(d)
Ratio of net investment income/(loss) to average net assets                                     (0.14%)(d)
Ratio of expenses to average net assets*                                                         2.25%(d)
Portfolio turnover                                                                              1,361%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MID-CAP GROWTH

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                     FOR THE PERIOD
                                                                                     MAY 1, 2002(a)
                                                                                         THROUGH
                                                                                    DECEMBER 31, 2002
                                                                                    -----------------
Net Asset Value, Beginning of Period                                                $           30.00
                                                                                    -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                  (0.21)(b)
  Net realized and unrealized gains/(losses) on investments and futures contracts               (6.43)
                                                                                    -----------------
  Total income/(loss) from investment activities                                                (6.64)
                                                                                    -----------------
Net Asset Value, End of Period                                                      $           23.36
                                                                                    =================
Total Return                                                                                   (22.13)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                             $      15,064,138
Ratio of expenses to average net assets                                                          1.98%(d)
Ratio of net investment income/(loss) to average net assets                                     (1.32%)(d)
Ratio of expenses to average net assets*                                                         2.22%(d)
Portfolio turnover                                                                              1,594%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SMALL-CAP VALUE

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                FOR THE PERIOD
                                                                MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.09)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                  (8.40)
                                                              -----------------
  Total income/(loss) from investment activities                          (8.49)
                                                              -----------------
Net Asset Value, End of Period                                $           21.51
                                                              =================
Total Return                                                             (28.30%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      29,165,434
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets               (0.61%)(d)
Ratio of expenses to average net assets*                                   2.45%(d)
Portfolio turnover                                                        1,253%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SMALL-CAP GROWTH

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                     FOR THE PERIOD
                                                                                     MAY 1, 2002(a)
                                                                                         THROUGH
                                                                                    DECEMBER 31, 2002
                                                                                    -----------------
Net Asset Value, Beginning of Period                                                $           30.00
                                                                                    -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                  (0.21)(b)
  Net realized and unrealized gains/(losses) on investments and futures contracts               (6.45)
                                                                                    -----------------
  Total income/(loss) from investment activities                                                (6.66)
                                                                                    -----------------
Net Asset Value, End of Period                                                      $           23.34
                                                                                    =================
Total Return                                                                                   (22.20%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                             $      23,967,631
Ratio of expenses to average net assets                                                          1.98%(d)
Ratio of net investment income/(loss) to average net assets                                     (1.34%)(d)
Ratio of expenses to average net assets*                                                         2.20%(d)
Portfolio turnover                                                                              1,260%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ASIA 30

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                               FOR THE PERIOD
                                                               MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             0.06(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                  (6.55)
                                                              -----------------
  Total income/(loss) from investment activities                          (6.49)
                                                              -----------------
Net Asset Value, End of Period                                $           23.51
                                                              =================
Total Return                                                             (21.63)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      18,576,194
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets                0.35%(d)
Ratio of expenses to average net assets*                                   2.03%(d)
Portfolio turnover                                                        1,321%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial Statements.

PROFUNDS VP
PROFUND VP EUROPE 30

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                 FOR THE                FOR THE
                                                                YEAR ENDED             YEAR ENDED
                                                             DECEMBER 31, 2002      DECEMBER 31, 2001
                                                             -----------------      -----------------
Net Asset Value, Beginning of Period                         $           24.26      $           31.98
                                                             -----------------      -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            0.07(b)               (0.04)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                 (6.32)                 (7.68)
                                                             -----------------      -----------------
  Total income/(loss) from investment activities                         (6.25)                 (7.72)
                                                             -----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                    -                      -
                                                             -----------------      -----------------
Net Asset Value, End of Period                               $           18.01      $           24.26
                                                             =================      =================
Total Return                                                            (25.76)%               (24.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $      33,119,003      $      52,253,162
Ratio of expenses to average net assets                                   1.98%                  1.89%
Ratio of net investment income/(loss) to average net assets               0.33%                 (0.14)%
Ratio of expenses to average net assets*                                  2.03%                  1.89%
Portfolio turnover                                                       1,280%                 1,002%

                                                                 FOR THE                  FOR THE PERIOD
                                                                YEAR ENDED          OCTOBER 18, 1999(a) THROUGH
                                                             DECEMBER 31, 2000           DECEMBER 31, 1999
                                                             -----------------      ---------------------------
Net Asset Value, Beginning of Period                         $           36.82      $                     30.00
                                                             -----------------      ---------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            0.09(b)                         (0.04)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                 (4.79)                            6.86
                                                             -----------------      ---------------------------
  Total income/(loss) from investment activities                         (4.70)                            6.82
                                                             -----------------      ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                (0.14)                               -
                                                             -----------------      ---------------------------
Net Asset Value, End of Period                               $           31.98      $                     36.82
                                                             =================      ===========================
Total Return                                                            (12.75)%                          22.73%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $      25,003,610      $                 3,262,131
Ratio of expenses to average net assets                                   1.65%                            1.78%(d)
Ratio of net investment income/(loss) to average net assets               0.26%                           (1.00)%(d)
Ratio of expenses to average net assets*                                  1.65%                            2.39%(d)
Portfolio turnover                                                       1,434%                             100%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP JAPAN

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                               FOR THE PERIOD
                                                               MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.14)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                  (7.90)
                                                              -----------------
  Total income/(loss) from investment activities                          (8.04)
                                                              -----------------
Net Asset Value, End of Period                                $           21.96
                                                              =================
Total Return                                                             (26.80)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $       3,072,361
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets               (0.85)%(d)
Ratio of expenses to average net assets*                                   2.06%(d)
Portfolio turnover                                                            -

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRABULL (FORMERLY PROFUND VP BULL PLUS)

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                          FOR THE PERIOD
                                                                    FOR THE            JANUARY 22, 2001(a)
                                                                  YEAR ENDED                 THROUGH
                                                               DECEMBER 31, 2002        DECEMBER 31, 2001
                                                               -----------------       --------------------
Net Asset Value, Beginning of Period                           $           22.71       $              30.00
                                                               -----------------       --------------------
  Net investment income/(loss)                                             (0.08)(b)                  (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                    (8.12)                     (7.20)
                                                               -----------------       --------------------
  Total income/(loss) from investment activities                           (8.20)                     (7.29)
                                                               -----------------       --------------------
Net Asset Value, End of Period                                 $           14.51       $              22.71
                                                               =================       ====================
Total Return                                                              (36.11)%                   (24.30)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      42,287,811       $         64,185,852
Ratio of expenses to average net assets                                     1.98%                      1.94%(d)
Ratio of net investment income/(loss) to average net assets                (0.46)%                    (0.42)%(d)
Ratio of expenses to average net assets*                                    2.12%                      1.94%(d)
Portfolio turnover                                                         1,249%                       682%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS
PROFUND VP ULTRAMID-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                FOR THE PERIOD
                                                                MAY 1, 2002(a)
                                                                    THROUGH
                                                               DECEMBER 31, 2002
                                                               -----------------
Net Asset Value, Beginning of Period                           $           30.00
                                                               -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                   (12.59)
                                                               -----------------
  Total income/(loss) from investment activities                          (12.68)
                                                               -----------------
Net Asset Value, End of Period                                 $           17.32
                                                               =================
Total Return                                                              (42.27)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      20,777,243
Ratio of expenses to average net assets                                     1.98%(d)
Ratio of net investment income/(loss) to average net assets                (0.72)%(d)
Ratio of expenses to average net assets*                                    2.36%(d)
Portfolio turnover                                                         2,654%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRASMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                    FOR THE                 FOR THE
                                                                   YEAR ENDED              YEAR ENDED
                                                               DECEMBER 31, 2002       DECEMBER 31, 2001
                                                               -----------------       -----------------
Net Asset Value, Beginning of Period                           $           25.51       $           27.61
                                                               -----------------       -----------------
  Net investment income/(loss)                                             (0.16)(b)               (0.17)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swaps contracts                                  (10.71)                  (1.93)
                                                               -----------------       -----------------
  Total income/(loss) from investment operations                          (10.87)                  (2.10)
                                                               -----------------       -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                        -                       -
  Net realized gains on investments and futures contracts                      -                       -
                                                               -----------------       -----------------
  Total distributions                                                          -                       -
                                                               -----------------       -----------------
Net Asset Value, End of Period                                 $           14.64       $           25.51
                                                               =================       =================
Total Return                                                              (42.61)%                 (7.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      30,560,971       $      89,040,827
Ratio of expenses to average net assets                                     1.98%                   2.11%
Ratio of net investment income/(loss) to average net assets                (0.78)%                 (0.69)%
Ratio of expenses to average net assets*                                    2.15%                   2.11%
Portfolio turnover                                                         1,511%                    842%

                                                                    FOR THE                   FOR THE PERIOD
                                                                   YEAR ENDED          OCTOBER 18, 1999(a) THROUGH
                                                               DECEMBER 31, 2000            DECEMBER 31, 1999
                                                               -----------------       ---------------------------
Net Asset Value, Beginning of Period                           $           35.99       $                     30.00
                                                               -----------------       ---------------------------
  Net investment income/(loss)                                             (0.04)(b)                          0.06
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swaps contracts                                   (7.90)                             5.93
                                                               -----------------       ---------------------------
  Total income/(loss) from investment operations                           (7.94)                             5.99
                                                               -----------------       ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                    (0.02)
  Net realized gains on investments and futures contracts                  (0.42)                                -
                                                               -----------------       ---------------------------
  Total distributions                                                      (0.44)                                -
                                                               -----------------       ---------------------------
Net Asset Value, End of Period                                 $           27.61       $                     35.99
                                                               =================       ===========================
Total Return                                                              (22.14)%                           19.97%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      33,387,952       $                 9,803,920
Ratio of expenses to average net assets                                     1.95%                             1.70%(d)
Ratio of net investment income/(loss) to average net assets                (0.12)%                            1.75%(d)
Ratio of expenses to average net assets*                                    2.24%                             2.53%(d)
Portfolio turnover                                                         1,971%                              686%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRAOTC

For a share of beneficial interest outstanding throughout the periods indicated.

                                                                    FOR THE                 FOR THE
                                                                  YEAR ENDED               YEAR ENDED
                                                               DECEMBER 31, 2002       DECEMBER 31, 2001
                                                               -----------------       -----------------
Net Asset Value, Beginning of Period                           $            4.83       $           15.44
                                                               -----------------       -----------------
  Net investment income/(loss)                                             (0.04)(b)               (0.11)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                    (3.29)                 (10.50)
                                                               -----------------       -----------------
  Total income/(loss) from investment activities                           (3.33)                 (10.61)
                                                               -----------------       -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                      -                       -
                                                               -----------------       -----------------
  Total distributions                                                          -                       -
                                                               -----------------       -----------------
Net Asset Value, End of Period                                 $            1.50       $            4.83
                                                               =================       =================
Total Return                                                              (68.94)%                (68.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      53,188,498       $     102,131,351
Ratio of expenses to average net assets                                     1.98%                   1.95%
Ratio of net investment income/(loss) to average net assets                (1.64)%                 (1.60)%
Ratio of expenses to average net assets*                                    2.08%                   1.95%
Portfolio turnover                                                           982%                    465%

                                                                    FOR THE                   FOR THE PERIOD
                                                                  YEAR ENDED           OCTOBER 18, 1999(a) THROUGH
                                                               DECEMBER 31, 2000            DECEMBER 31, 1999
                                                               -----------------       ---------------------------
Net Asset Value, Beginning of Period                           $           70.93       $                     30.00
                                                               -----------------       ---------------------------
  Net investment income/(loss)                                             (0.40)(b)                         (0.06)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                   (51.29)                            40.99
                                                               -----------------       ---------------------------
  Total income/(loss) from investment activities                          (51.69)                            40.93
                                                               -----------------       ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                  (3.80)                                -
                                                               -----------------       ---------------------------
  Total distributions                                                      (3.80)                                -
                                                               -----------------       ---------------------------
Net Asset Value, End of Period                                 $           15.44       $                     70.93
                                                               =================       ===========================
Total Return                                                              (73.37)%                          136.43%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $     115,497,878       $                67,897,587
Ratio of expenses to average net assets                                     1.65%                             1.65%(d)
Ratio of net investment income/(loss) to average net assets                (0.79)%                           (0.77)%(d)
Ratio of expenses to average net assets*                                    1.65%                             1.97%(d)
Portfolio turnover                                                           683%                              101%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BEAR

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                          FOR THE PERIOD
                                                                    FOR THE            JANUARY 22, 2001(a)
                                                                   YEAR ENDED                 THROUGH
                                                               DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               -----------------       ---------------------
Net Asset Value, Beginning of Period                           $           35.07       $               30.00
                                                               -----------------       ---------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.23)(b)                    0.26(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                     7.53                        4.81(c)
                                                               -----------------       ---------------------
  Total income/(loss) from investment activities                            7.30                        5.07
                                                               -----------------       ---------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                                    (0.08)                          -
                                                               -----------------       ---------------------
Net Asset Value, End of Period                                 $           42.29       $               35.07
                                                               =================       =====================
Total Return                                                               20.82%                      16.90%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      77,937,785       $          37,290,245
Ratio of expenses to average net assets                                     1.98%                       1.89%(e)
Ratio of net investment income/(loss) to average net assets                (0.57)%                      0.77%(e)
Ratio of expenses to average net assets*                                    2.03%                       1.89%(e)
Portfolio turnover                                                             -                       1,144%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)     Not annualized
(e)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SHORT SMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                           FOR THE PERIOD
                                                                       SEPTEMBER 3, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                       ----------------------
Net Asset Value, Beginning of Period                                   $                30.00
                                                                       ----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                          (0.02)(b)
  Net realized and unrealized gains/(losses) on investments, futures
   contracts and swap contracts                                                         (1.24)
                                                                       ----------------------
  Total income/(loss) from investment activities                                        (1.26)
                                                                       ----------------------
Net Asset Value, End of Period                                         $                28.74
                                                                       ======================
Total Return                                                                            (4.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $            2,172,928
Ratio of expenses to average net assets                                                  1.73%(d)
Ratio of net investment income/(loss) to average net assets                             (0.23%)(d)
Portfolio turnover                                                                          -

----------
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SHORT OTC

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                        FOR THE PERIOD
                                                                        MAY 1, 2002(a)
                                                                            THROUGH
                                                                       DECEMBER 31, 2002
                                                                       -----------------
Net Asset Value, Beginning of Period                                   $           30.00
                                                                       -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.09)(b)
  Net realized and unrealized gains/(losses) on investments, futures
   contracts and swap contracts                                                     3.46 (c)
                                                                       -----------------
  Total income/(loss) from investment activities                                    3.37
                                                                       -----------------
Net Asset Value, End of Period                                         $           33.37
                                                                       =================
Total Return                                                                       11.23%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                       14,030,217
Ratio of expenses to average net assets                                             1.96%(e)
Ratio of net investment income/(loss) to average net assets                        (0.39)(e)
Portfolio turnover                                                                     -

----------
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)     Not annualized
(e)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BANKS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                               FOR THE PERIOD
                                                              MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             0.19(b)
  Net realized and unrealized gains/(losses) on investments               (4.21)
                                                              -----------------
  Total income/(loss) from investment activities                          (4.02)
                                                              -----------------
Net Asset Value, End of Period                                $           25.98
                                                              =================
Total Return                                                             (13.40)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $       5,782,489
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets                1.06%(d)
Ratio of expenses to average net assets*                                   2.11%(d)
Portfolio turnover                                                        1,183%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BASIC MATERIALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                               FOR THE PERIOD
                                                              MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             0.23(b)
  Net realized and unrealized gains/(losses) on investments               (4.57)
                                                              -----------------
  Total income/(loss) from investment activities                          (4.34)
                                                              -----------------
Net Asset Value, End of Period                                $           25.66
                                                              =================
Total Return                                                             (14.47)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $       3,850,999
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets                1.25%(d)
Ratio of expenses to average net assets*                                   2.21%(d)
Portfolio turnover                                                        2,498%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BIOTECHNOLOGY

For a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                   FOR THE            JANUARY 22, 2001(a)
                                                                 YEAR ENDED                 THROUGH
                                                              DECEMBER 31, 2002        DECEMBER 31, 2001
                                                              -----------------       -------------------
Net Asset Value, Beginning of Period                          $           25.44       $             30.00
                                                              -----------------       -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.35)(b)                 (0.48)(b)
  Net realized and unrealized gains/(losses) on investments               (9.19)                    (4.08)
                                                              -----------------       -------------------
  Total income/(loss) from investment activities                          (9.54)                    (4.56)
                                                              -----------------       -------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net realized gains on investments                                       (0.19)                        -
                                                              -----------------       -------------------
Net Asset Value, End of Period                                $           15.71       $             25.44
                                                              =================       ===================
Total Return                                                             (37.51)%                  (15.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      14,246,035       $        44,246,962
Ratio of expenses to average net assets                                    1.98%                     2.03%(d)
Ratio of net investment income/(loss) to average net assets               (1.91)%                   (1.98)%(d)
Ratio of expenses to average net assets*                                   2.16%                     2.03%(d)
Portfolio turnover                                                        1,049%                    1,044%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP CONSUMER CYCLICAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                   FOR THE PERIOD
                                                                                MAY 1, 2002(a) THROUGH
                                                                                  DECEMBER 31, 2002
                                                                                ----------------------
Net Asset Value, Beginning of Period                                            $                30.00
                                                                                ----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                   (0.17)(b)
  Net realized and unrealized gains/(losses) on investments                                      (7.85)
                                                                                ----------------------
    Total income/(loss) from investment activities                                               (8.02)
                                                                                ----------------------
Net Asset Value, End of Period                                                  $                21.98
                                                                                ======================
Total Return                                                                                    (26.73)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                         $            3,439,087
Ratio of expenses to average net assets                                                           1.98%(d)
Ratio of net investment income/(loss) to average net assets                                      (1.08)%(d)
Ratio of expenses to average net assets*                                                          2.65%(d)
Portfolio turnover                                                                               2,644%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP CONSUMER NON-CYCLICAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                    FOR THE PERIOD
                                                                                    MAY 1, 2002(a)
                                                                                        THROUGH
                                                                                   DECEMBER 31, 2002
                                                                                  -------------------
Net Asset Value, Beginning of Period                                              $             30.00
                                                                                  -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                   0.04(b)
  Net realized and unrealized gains/(losses) on investments                                     (4.93)
                                                                                  -------------------
  Total income/(loss) from investment activities                                                (4.89)
                                                                                  -------------------
Net Asset Value, End of Period                                                    $             25.11
                                                                                  ===================
Total Return                                                                                   (16.30)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                           $         4,951,646
Ratio of expenses to average net assets                                                          1.98%(d)
Ratio of net investment income/(loss) to average net assets                                      0.22%(d)
Ratio of expenses to average net assets*                                                         2.10%(d)
Portfolio turnover                                                                              1,057%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ENERGY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                            FOR THE PERIOD
                                                                                      FOR THE             JANUARY 22, 2001(a)
                                                                                     YEAR ENDED                 THROUGH
                                                                                  DECEMBER 31, 2002        DECEMBER 31, 2001
                                                                                --------------------       -----------------
Net Asset Value, Beginning of Period                                            $              27.93       $           30.00
                                                                                --------------------       -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                 (0.05)(b)                   -(b),(c)
  Net realized and unrealized gains/(losses) on investments and swap contracts                 (4.71)                  (2.07)
                                                                                --------------------       -----------------
  Total income/(loss) from investment activities                                               (4.76)                  (2.07)
                                                                                --------------------       -----------------
Net Asset Value, End of Period                                                  $              23.17       $           27.93
                                                                                ====================       =================
Total Return                                                                                  (17.04)%                 (6.90)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                         $         19,283,299       $      24,006,712
Ratio of expenses to average net assets                                                         1.98%                   2.05%(e)
Ratio of net investment income/(loss) to average net assets                                    (0.18)%                 (0.01)%(e)
Ratio of expenses to average net assets*                                                        2.16%                   2.05%(e)
Portfolio turnover                                                                             1,632%                  1,169%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP FINANCIAL

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                          FOR THE PERIOD
                                                                      FOR THE           JANUARY 22, 2001(a)
                                                                    YEAR ENDED               THROUGH
                                                                 DECEMBER 31, 2002      DECEMBER 31, 2001
                                                                 ------------------     -------------------
Net Asset Value, Beginning of Period                             $            28.02     $             30.00
                                                                 ------------------     -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                 0.06 (b)                0.04(b)
  Net realized and unrealized gains/(losses) on investments                   (4.23)                  (2.02)
                                                                 ------------------     -------------------
  Total income/(loss) from investment activities                              (4.17)                  (1.98)
                                                                 ------------------     -------------------
Net Asset Value, End of Period                                   $            23.85     $             28.02
                                                                 ==================     ===================
Total Return                                                                 (14.88)%                 (6.60)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $       11,897,670     $        20,088,893
Ratio of expenses to average net assets                                        1.98%                   2.10%(d)
Ratio of net investment income/(loss) to average net assets                    0.22%                   0.16%(d)
Ratio of expenses to average net assets*                                       2.14%                   2.10%(d)
Portfolio turnover                                                            1,341%                  1,330%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP HEALTHCARE

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                           FOR THE PERIOD
                                                                      FOR THE            JANUARY 23, 2001(a)
                                                                    YEAR ENDED                THROUGH
                                                                 DECEMBER 31, 2002       DECEMBER 31, 2001
                                                                 -----------------       -------------------
Net Asset Value, Beginning of Period                             $           28.43       $             30.00
                                                                 -----------------       -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.13)(b)                 (0.30)(b)
  Net realized and unrealized gains/(losses) on investments                  (6.32)                    (1.27)
                                                                 -----------------       -------------------
  Total income/(loss) from investment activities                             (6.45)                    (1.57)
                                                                 -----------------       -------------------
Net Asset Value, End of Period                                   $           21.98       $             28.43
                                                                 =================       ===================
Total Return                                                                (22.69)%                   (5.23)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      14,622,478       $        33,227,245
Ratio of expenses to average net assets                                       1.98%                     2.06%(d)
Ratio of net investment income/(loss) to average net assets                  (0.54)%                   (1.10)%(d)
Ratio of expenses to average net assets*                                      2.14%                     2.06%(d)
Portfolio turnover                                                             897%                    1,032%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP INDUSTRIAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   FOR THE PERIOD
                                                                   MAY 1, 2002(a)
                                                                      THROUGH
                                                                 DECEMBER 31, 2002
                                                                 -----------------
Net Asset Value, Beginning of Period                             $           30.00
                                                                 -----------------
Investment Activities:
  Net investment income/(loss)                                               (0.01)(b)
  Net realized and unrealized gains/(losses) on investments                  (5.94)
                                                                 -----------------
  Total income/(loss) from investment activities                             (5.95)
                                                                 -----------------
Net Asset Value, End of Period                                   $           24.05
                                                                 =================
Total Return                                                                (19.83)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $       1,134,329
Ratio of expenses to average net assets                                       1.98%(d)
Ratio of net investment income/(loss) to average net assets                 (0.08%)(d)
Ratio of expenses to average net assets*                                      2.65%(d)
Portfolio turnover                                                             906%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP INTERNET

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   FOR THE PERIOD
                                                                   MAY 1, 2002(a)
                                                                      THROUGH
                                                                 DECEMBER 31, 2002
                                                                 -----------------
Net Asset Value, Beginning of Period                             $           30.00
                                                                 -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.35)(b)
  Net realized and unrealized gains/(losses) on investments                  (3.66)(c)
                                                                 -----------------
  Total income/(loss) from investment activities                             (4.01)
                                                                 -----------------
Net Asset Value, End of Period                                   $           25.99
                                                                 =================
Total Return                                                                (13.37)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      28,880,449
Ratio of expenses to average net assets                                       1.98%(e)
Ratio of net investment income/(loss) to average net assets                  (1.97)%(e)
Ratio of expenses to average net assets*                                      2.04%(e)
Portfolio turnover                                                             505%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP PHARMACEUTICALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   FOR THE PERIOD
                                                                   MAY 1, 2002(a)
                                                                      THROUGH
                                                                 DECEMBER 31, 2002
                                                                 -----------------
Net Asset Value, Beginning of Period                             $           30.00
                                                                 -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                   -(b),(c)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                        (4.04)
                                                                 -----------------
  Total income/(loss) from investment activities                             (4.04)
                                                                 -----------------
Net Asset Value, End of Period                                   $           25.96
                                                                 =================
Total Return                                                                (13.47)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $       3,414,203
Ratio of expenses to average net assets                                       1.98%(e)
Ratio of net investment income/(loss) to average net assets                  (0.02)%(e)
Ratio of expenses to average net assets*                                      2.12%(e)
Portfolio turnover                                                           1,709%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b)  Amount is less than $0.005.
(c) Per share net investment income/(loss) has been calculated using the daily average shares method.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP PRECIOUS METALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  FOR THE PERIOD
                                                                  MAY 1, 2002(a)
                                                                      THROUGH
                                                                 DECEMBER 31, 2002
                                                                 -----------------
Net Asset Value, Beginning of Period                             $           30.00
                                                                 -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.07)(b)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                        (0.49)
                                                                 -----------------
  Total income/(loss) from investment activities                             (0.56)
                                                                 -----------------
Net Asset Value, End of Period                                   $           29.44
                                                                 =================
Total Return                                                                 (1.87)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      55,639,445
Ratio of expenses to average net assets                                       1.98%(d)
Ratio of net investment income/(loss) to average net assets                  (0.40)%(d)
Portfolio turnover                                                               -

----------
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP REAL ESTATE

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                      FOR THE         JANUARY 22, 2001(a)
                                                                    YEAR ENDED              THROUGH
                                                                 DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                 -----------------    -------------------
Net Asset Value, Beginning of Period                             $           32.72    $             30.00
                                                                 -----------------    -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                1.38(b)                1.53(b)
  Net realized and unrealized gains/(losses) on investments                  (1.34)                  1.19(c)
                                                                 -----------------    -------------------
  Total income/(loss) from investment activities                              0.04                   2.72
                                                                 -----------------    -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      (1.37)                     -
  Return of capital                                                          (0.23)                     -
                                                                 -----------------    -------------------
  Total distributions                                                        (1.60)                     -
                                                                 -----------------    -------------------
Net Asset Value, End of Period                                   $           31.16    $             32.72
                                                                 =================    ===================
Total Return                                                                  0.02%                  9.07%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      20,920,287    $        39,413,851
Ratio of expenses to average net assets                                       1.98%                  1.99%(e)
Ratio of net investment income/(loss) to average net assets                   4.09%                  5.01%(e)
Ratio of expenses to average net assets*                                      2.13%                  1.99%(e)
Portfolio turnover                                                           1,163%                   753%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SEMICONDUCTOR

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  FOR THE PERIOD
                                                                  MAY 1, 2002(a)
                                                                      THROUGH
                                                                 DECEMBER 31, 2002
                                                                 -----------------
Net Asset Value, Beginning of Period                             $           30.00
                                                                 -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.24)(b)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                       (14.18)
                                                                 -----------------
  Total income/(loss) from investment activities                            (14.42)
                                                                 -----------------
Net Asset Value, End of Period                                   $           15.58
                                                                 =================
Total Return                                                                (48.07)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $       3,789,765
Ratio of expenses to average net assets                                       1.98%(d)
Ratio of net investment income/(loss) to average net assets                  (1.89)%(d)
Ratio of expenses to average net assets*                                      2.33%(d)
Portfolio turnover                                                             886%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP TECHNOLOGY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                      FOR THE         JANUARY 22, 2001(a)
                                                                    YEAR ENDED              THROUGH
                                                                 DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                 -----------------    -------------------
Net Asset Value, Beginning of Period                             $           17.97    $             30.00
                                                                 -----------------    -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.24)(b)              (0.34)(b)
  Net realized and unrealized gains/(losses) on investments                  (7.07)                (11.69)
                                                                 -----------------    -------------------
  Total income/(loss) from investment activities                             (7.31)                (12.03)
                                                                 -----------------    -------------------
Net Asset Value, End of Period                                   $           10.66     $            17.97
                                                                 =================    ===================
Total Return                                                                (40.68)%               (40.10)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      15,271,221    $        15,409,820
Ratio of expenses to average net assets                                       1.98%                  2.10%(d)
Ratio of net investment income/(loss) to average net assets                  (1.77)%                (1.91)%(d)
Ratio of expenses to average net assets*                                      2.27%                  2.10%(d)
Portfolio turnover                                                           1,208%                 2,548%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP TELECOMMUNICATIONS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                      FOR THE               FOR THE PERIOD
                                                                     YEAR ENDED        JANUARY 22, 2001(a) THROUGH
                                                                 DECEMBER 31, 2002         DECEMBER 31, 2001
                                                                 -----------------     ---------------------------
Net Asset Value, Beginning of Period                             $           21.57     $                     30.00
                                                                 -----------------     ---------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.10)(b)                       (0.28)(b)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                        (8.06)                          (8.15)
                                                                 -----------------     ---------------------------
  Total income/(loss) from investment activities                             (8.16)                          (8.43)
                                                                 -----------------     ---------------------------
Net Asset Value, End of Period                                   $           13.41     $                     21.57
                                                                 =================     ===========================
Total Return                                                                (37.83)%                        (28.10)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      16,795,733     $                 4,150,462
Ratio of expenses to average net assets                                       1.98%                           2.17%(d)
Ratio of net investment income/(loss) to average net assets                  (0.72)%                         (1.27)%(d)
Ratio of expenses to average net assets*                                      2.19%                           2.17%(d)
Portfolio turnover                                                           1,290%                          2,830%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP UTILITIES

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                     FOR THE          JANUARY 22, 2001(a)
                                                                    YEAR ENDED              THROUGH
                                                                 DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                 -----------------    -------------------
Net Asset Value, Beginning of Period                             $           24.69    $             30.00
                                                                 -----------------    -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                0.51(b)                0.39(b)
  Net realized and unrealized gains/(losses) on investments                  (6.42)                 (5.70)
                                                                 -----------------    -------------------
  Total income/(loss) from investment activities                             (5.91)                 (5.31)
                                                                 -----------------    -------------------
Net Asset Value, End of Period                                   $           18.78    $             24.69
                                                                 =================    ===================
Total Return                                                                (23.94)%               (17.70)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      26,026,095    $        13,420,425
Ratio of expenses to average net assets                                       1.98%                  2.05%(d)
Ratio of net investment income/(loss) to average net assets                   2.31%                  1.44%(d)
Ratio of expenses to average net assets*                                      2.17%                  2.05%(d)
Portfolio turnover                                                           1,461%                 1,008%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP U.S. GOVERNMENT PLUS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                         FOR THE PERIOD
                                                                         MAY 1, 2002(a)
                                                                            THROUGH
                                                                        DECEMBER 31, 2002
                                                                        -----------------
Net Asset Value, Beginning of Period                                    $           30.00
                                                                        -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       0.12(b)
  Net realized and unrealized gains/(losses) on investments, futures
   contracts and swap contracts                                                      4.89
                                                                        -----------------
  Total income/(loss) from investment activities                                     5.01
                                                                        -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                             (0.89)
                                                                        -----------------
Net Asset Value, End of Period                                          $           34.12
                                                                        =================
Total Return                                                                        16.90%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                 $     124,928,344
Ratio of expenses to average net assets                                              1.71%(d)
Ratio of net investment income/(loss) to average net assets                          0.56%(d)
Portfolio turnover                                                                    269%

----------
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP RISING RATES OPPORTUNITY

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  FOR THE PERIOD
                                                                  MAY 1, 2002(a)
                                                                      THROUGH
                                                                 DECEMBER 31, 2002
                                                                 -----------------
Net Asset Value, Beginning of Period                             $           30.00
                                                                 -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                      (5.59)
                                                                 -----------------
  Total income/(loss) from investment activities                             (5.68)
                                                                 -----------------
Net Asset Value, End of Period                                   $           24.32
                                                                 =================
Total Return                                                                (18.93)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $       7,167,908
Ratio of expenses to average net assets                                       1.98%(d)
Ratio of net investment income/(loss) to average net assets                  (0.49)%(d)
Ratio of expenses to average net assets*                                      2.13%
Portfolio turnover                                                               -

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MONEY MARKET

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                     FOR THE          OCTOBER 29, 2001(a)
                                                                    YEAR ENDED              THROUGH
                                                                 DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                 -----------------    -------------------
Net Asset Value, Beginning of Period                             $           1.000    $             1.000
                                                                 -----------------    -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               0.002                  0.001
                                                                 -----------------    -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (0.002)                (0.001)
                                                                                      -------------------
Net Asset Value, End of Period                                   $           1.000    $             1.000
                                                                 =================    ===================
Total Return                                                                  0.21%                  0.08%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      69,179,008    $        60,979,654
Ratio of expenses to average net assets                                       1.32%                  1.60%(c)
Ratio of net investment income/(loss) to average net assets                   0.22%                  0.27%(c)
Ratio of expenses to average net assets*                                      1.51%                  1.60%(c)

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b)  Not annualized
(c)  Annualized

               See accompanying notes to the financial statements.

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds VP, write us at:

     PROFUNDS

     P.O. Box 182800
     Columbus, OH 43218-2800

     or call our toll-free numbers:
     (888) PRO-FNDS (888) 776-3637 For Investors
     (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

     or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices
Bethesda, MD

                                     [LOGO]
                                    PROFUNDS

                           INNOVATIONS IN INDEXING(R)


                                       Investment Company Act File No. 811-08239

                                                                       PROVP0503

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Small-Cap
Short OTC

SECTOR PROFUNDS VP
Basic Materials
Consumer Cyclical
Consumer Non-Cyclical
Energy
Financial
Healthcare
Industrial
Pharmaceuticals
Precious Metals
Real Estate
Technology
Telecommunications

BOND BENCHMARKED PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity

PROFUND VP MONEY MARKET

Prospectus

May 1, 2003

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]
ProFunds

TABLE OF CONTENTS

3               PROFUNDS VP OVERVIEW

5               ULTRA PROFUNDS VP

6               UltraBull
8               UltraMid-Cap
10              UltraSmall-Cap
12              UltraOTC

14              INVERSE PROFUNDS VP
15              Bear
17              Short Small-Cap
18              Short OTC

19              SECTOR PROFUNDS VP
20              Basic Materials
22              Consumer Cyclical
24              Consumer Non-Cyclical
26              Energy
28              Financial
30              Healthcare
32              Industrial
34              Pharmaceuticals
36              Precious Metals
37              Real Estate
39              Technology
41              Telecommunications

43              BOND BENCHMARKED PROFUNDS VP
44              U.S. Government Plus
45              Rising Rates Opportunity

46              PROFUND VP MONEY MARKET

49              STRATEGIES AND RISKS

55              PROFUNDS MANAGEMENT

58              GENERAL PROFUNDS VP INFORMATION

62              FINANCIAL HIGHLIGHTS

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark./1/

Ultra ProFunds VP: Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of their benchmark indexes.

PROFUND VP        INDEX                  DAILY BENCHMARK   TYPES OF COMPANIES IN INDEX
UltraBull         S&P 500 Index          Double (200%)     Diverse, widely traded, large capitalization
UltraMid-Cap      S&P MidCap 400 Index   Double (200%)     Diverse, widely traded, mid-capitalization
UltraSmall-Cap    Russell 2000 Index     Double (200%)     Diverse, small capitalization
UltraOTC          NASDAQ-100 Index       Double (200%)     Large capitalization, non-financial
                                                           companies listed on The NASDAQ Stock Market

Inverse ProFunds VP: Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of their benchmark indexes.

PROFUND VP        INDEX                 DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
Bear              S&P 500 Index         100% of the Inverse    Diverse, widely traded, large capitalization
Short Small-Cap   Russell 2000 Index    100% of the Inverse    Diverse, small capitalization
Short OTC         NASDAQ-100 Index      100% of the Inverse    Large capitalization, non-financial
                                                               companies listed on The NASDAQ Stock Market

----------
/1/ A benchmark may be any standard of investment performance to which a mutual fund seeks to measure its return, such as a stock index or a multiple thereof. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

Sector ProFunds VP: Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

PROFUND VP              INDEX                       DAILY BENCHMARK   TYPES OF COMPANIES IN INDEX
Basic Materials         Dow Jones U.S. Basic        Match (100%)      Securities within the basic materials
                        Materials Sector Index                        sector of the U.S. equity market
Consumer Cyclical       Dow Jones U.S. Consumer     Match (100%)      Securities within the consumer cyclical
                        Cyclical Sector Index                         sector of the U.S. equity market
Consumer Non-Cyclical   Dow Jones U.S. Consumer     Match (100%)      Securities within the consumer non-cyclical
                        Non-Cyclical Sector Index                     sector of the U.S. equity market
Energy                  Dow Jones U.S. Energy       Match (100%)      Securities within the energy sector of the
                        Sector Index                                  U.S. equity market
Financial               Dow Jones U.S. Financial    Match (100%)      Securities within the financial sector of
                        Sector Index                                  the U.S. equity market
Healthcare              Dow Jones U.S. Healthcare   Match (100%)      Securities within the healthcare sector of
                        Sector Index                                  the U.S. equity market
Industrial              Dow Jones U.S. Industrial   Match (100%)      Securities within the industrial sector of
                        Sector Index                                  the U.S. equity market
Pharmaceuticals         Dow Jones U.S.              Match (100%)      Securities within the pharmaceuticals
                        Pharmaceuticals Index                         industry of the U.S. equity market
Precious Metals         Philadelphia Stock          Match (100%)      Securities of companies involved in the
                        Exchange(R) Gold/Silver                       gold and silver mining industry
                        Sector(SM) Index
Real Estate             Dow Jones U.S. Real         Match (100%)      Securities representing the real estate
                        Estate Index                                  industry in the U.S. equity market
Technology              Dow Jones U.S. Technology   Match (100%)      Securities within the technology sector of
                        Sector Index                                  the U.S. equity market
Telecommunications      Dow Jones U.S.              Match (100%)      Securities within the telecommunications
                        Telecommunications Sector                     sector of the U.S. equity market
                        Index

Bond Benchmarked ProFunds VP: Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the most recently issued 30-year U.S. Treasury Bond.

PROFUND VP              SECURITY                     DAILY BENCHMARK       TYPES OF SECURITIES
U.S. Government Plus    Most recently issued         125%                  U.S. Treasury securities
                        30-year U.S. Treasury Bond
Rising Rates            Most recently issued         125% of the Inverse   U.S. Treasury securities
Opportunity             30-year U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

ULTRA PROFUNDS VP

           PROFUND VP         INDEX                        DAILY BENCHMARK

           UltraBull          S&P 500 Index                Double (200%)
           UltraMid-Cap       S&P MidCap 400 Index         Double (200%)
           UltraSmall-Cap     Russell 2000 Index           Double (200%)
           UltraOTC           NASDAQ-100 Index             Double (200%)

Ultra ProFunds VP may be appropriate for investors who:
     . believe that the value of a particular index will increase, and that by investing with the objective of achieving a multiple of the index's daily return they will achieve superior results.

     . are seeking to approximate an index's daily return with less than the amount required of a conventional index fund.

PROFUND VP ULTRABULL(formerly ProFund VP Bull Plus)

Investment Objective. ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. Prior to May 1, 2003, ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraBull are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP UltraBull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The performance information set forth below was achieved during a period in which ProFund VP UltraBull pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one half times (150%) the daily performance of the S&P 500 Index. The bar chart below shows the performance of ProFund VP UltraBull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP UltraBull by comparing average annual total returns of ProFund VP UltraBull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraBull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -36.11%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraBull for one quarter was 11.02% (quarter ended December 31,
2002) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS   ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP UltraBull             -36.11%           -31.23%     01/22/01
--------------------------------------------------------------------------
S&P 500 Index(1)                 -23.37%           -19.58%     01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.12%
                                                  -------
Total Annual ProFund Operating Expenses              2.12%
Fee Waivers/Reimbursements**                        -0.27%
                                                  -------
Total Net Annual ProFund Operating Expenses          1.85%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.85% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                One Year   Three Years   Five Years    Ten Years
--------------------------------------------------------------------------------
ProFund VP                      $    188   $       638   $    1,114    $   2,430
UltraBull

PROFUND VP ULTRAMID-CAP

Investment Objective. ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P MidCap 400 Index is a widely used measure of mid-size company U.S. stock market performance. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float. As of March 31, 2003, the S&P MidCap 400 Index included companies with capitalizations between $162.3 million and $8.3 billion.

Principal Investment Strategy. ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraMid-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on ProFund VP UltraMid-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP UltraMid-Cap commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraMid-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                             0.75%
Distribution (12b-1) Fees                            0.25%
Other Expenses                                       1.36%
                                                  -------
Total Annual ProFund Operating Expenses              2.36%
Fee Waivers/Reimbursements**                        -0.38%
                                                  -------
Total Net Annual ProFund Operating Expenses          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraMid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                One Year   Three Years   Five Years    Ten Years
--------------------------------------------------------------------------------
ProFund VP                      $    201   $       700   $    1,226    $   2,667
UltraMid-Cap

PROFUND VP ULTRASMALL-CAP

Investment Objective. ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraSmall-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on ProFund VP UltraSmall-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraSmall-Cap by showing the variability of ProFund VP UltraSmall-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraSmall-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraSmall-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000     -22.14%           2001     -7.61%          2002      -42.61%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraSmall-Cap for one quarter was 43.56% (quarter ended December 31,
2001) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS   ONE YEAR     SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP UltraSmall-Cap        -42.61%           -19.70%         10/18/99
------------------------------------------------------------------------------
Russell 2000 Index(1)            -21.58%            -2.50%         10/18/99

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraSmall-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------------------
Investment Advisory Fees                                      0.75%
Distribution (12b-1) Fees                                     0.25%
Other Expenses                                                1.15%
                                                         ---------
Total Annual ProFund Operating Expenses                       2.15%
Fee Waivers/Reimbursements**                                 -0.17%
                                                         ---------
Total Net Annual ProFund Operating Expenses                   1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraSmall-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                One Year   Three Years   Five Years    Ten Years
--------------------------------------------------------------------------------
ProFund VP                      $     201  $       657   $    1,139    $   2,469
UltraSmall-Cap

PROFUND VP ULTRAOTC

Investment Objective. ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. "OTC" in the name of ProFund VP UltraOTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP UltraOTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the NASDAQ-100 Index. ProFund VP UltraOTC will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraOTC are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on ProFund VP UltraOTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraOTC by showing the variability of ProFund VP UltraOTC returns from year to year and by comparing average annual total returns of ProFund VP UltraOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000   -73.37%        2001    -68.72%        2002     -68.94%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS   ONE YEAR     SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP UltraOTC              -68.94%             -58.21%        10/18/99
------------------------------------------------------------------------------
NASDAQ-100 Index(1)              -37.58%             -23.90%        10/18/99

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------------------
Investment Advisory Fees                                      0.75%
Distribution (12b-1) Fees                                     0.25%
Other Expenses                                                1.08%
                                                         ---------
Total Annual ProFund Operating Expenses                       2.08%
Fee Waivers/Reimbursements**                                 -0.13%
                                                         ---------
Total Net Annual ProFund Operating Expenses                   1.95%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------------
ProFund VP                     $     198    $      639   $    1,107   $   2,400
UltraOTC

INVERSE PROFUNDS VP

         PROFUND VP             INDEX                        DAILY BENCHMARK

         Bear                   S&P 500 Index                100% of the Inverse
         Short Small-Cap        Russell 2000 Index           100% of the Inverse
         Short OTC              NASDAQ-100 Index             100% of the Inverse

Inverse ProFunds VP may be appropriate for investors who:

     . expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.
     . want to protect (hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a market downturn they anticipate.

PROFUND VP BEAR

Investment Objective. ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bear takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bear are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk and repurchase agreement risk.

For more information on ProFund VP Bear's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bear for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bear by comparing average annual total returns of ProFund VP Bear to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bear or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        20.82%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bear for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -9.79% (quarter ended December 31, 2002).

AVERAGE ANNUAL TOTAL RETURNS      ONE YEAR     SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Bear                     20.82%               19.48%     01/22/01
-------------------------------------------------------------------------------
S&P 500 Index(1)                   -23.37%              -19.58%     01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bear.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------------------
Investment Advisory Fees                                      0.75%
Distribution (12b-1) Fees                                     0.25%
Other Expenses                                                1.03%
                                                          --------
Total Annual ProFund Operating Expenses                       2.03%
Fee Waivers/Reimbursements**                                 -0.05%
                                                          --------
Total Net Annual ProFund Operating Expenses                   1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years    Five Years    Ten Years
----------------------------------------------------------------------
ProFund VP           $    201   $       632    $    1,089    $   2,354
Bear

PROFUND VP SHORT SMALL-CAP

Investment Objective. ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP Short Small-Cap invests in financial instruments that should have similar daily price return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short Small-Cap are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Short Small-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Short Small-Cap commenced operations on September 3, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short Small-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses**                                          0.73%
                                                     ---------
Total Annual ProFund Operating Expenses                   1.73%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** Other expenses are estimates as this ProFund VP had not been in operations for six months as of December 31, 2002.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years
--------------------------------------------------
ProFund VP                  $    176     $     545
Short Small-Cap

PROFUND VP SHORT OTC

Investment Objective. ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day. "OTC" in the name of ProFund VP Short OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP Short OTC takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the NASDAQ-100 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short OTC are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, repurchase agreement risk and technology investment risk.

For more information on ProFund VP Short OTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Short OTC commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            0.96%
                                                        ------
Total Annual ProFund Operating Expenses                   1.96%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year  Three Years   Five Years    Ten Years
--------------------------------------------------------------------------------
ProFund VP                     $      199   $      615   $    1,057   $    2,285
Short OTC

SECTOR PROFUNDS VP

PROFUND VP              INDEX                                                DAILY BENCHMARK
Basic Materials         Dow Jones U.S. Basic Materials Sector Index          Match (100%)

Consumer Cyclical       Dow Jones U.S. Consumer Cyclical Sector Index        Match (100%)
Consumer Non-Cyclical   Dow Jones U.S. Consumer Non-Cyclical Sector Index    Match (100%)

Energy                  Dow Jones U.S. Energy Sector Index                   Match (100%)
Financial               Dow Jones U.S. Financial Sector Index                Match (100%)
Healthcare              Dow Jones U.S. Healthcare Sector Index               Match (100%)
Industrial              Dow Jones U.S. Industrial Sector Index               Match (100%)
Pharmaceuticals         Dow Jones U.S. Pharmaceuticals Index                 Match (100%)
Precious Metals         Philadelphia Stock Exchange(R) Gold/Silver           Match (100%)
                        Sector(SM) Index
Real Estate             Dow Jones U.S. Real Estate Index                     Match (100%)
Technology              Dow Jones U.S. Technology Sector Index               Match (100%)
Telecommunications      Dow Jones U.S. Telecommunications Sector Index       Match (100%)

Sector ProFunds VP may be appropriate for investors who:

     . desire to add investments in economic sectors with perceived above-average growth potential.
     . actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.
     . want to protect (hedge) against anticipated price decreases of other holdings.
     . want to gain investment exposure to a particular economic sector of the U.S. or global economy.

PROFUND VP BASIC MATERIALS

Investment Objective. ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index.

The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.2 billion.

Principal Investment Strategy. ProFund VP Basic Materials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Basic Materials Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Basic Materials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Basic Materials will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Basic Materials are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Basic Materials is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Basic Materials' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Basic Materials commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Basic Materials.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------
Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses                                           1.21%
                                                      -------
Total Annual ProFund Operating Expenses                  2.21%
Fee Waivers/Reimbursements**                            -0.23%
                                                      -------
Total Net Annual ProFund Operating Expenses              1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Basic Materials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Basic               $      201   $       669   $    1,164   $   2,526
Materials

PROFUND VP CONSUMER CYCLICAL

Investment Objective. ProFund VP Consumer Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index.

The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.5 billion.

Principal Investment Strategy. ProFund VP Consumer Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Cyclical will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Consumer Cyclical are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Consumer Cyclical is also subject to risks faced by companies in the consumer cyclical economic sector, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Cyclical's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Consumer Cyclical commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Cyclical.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   1.65%
                                                             --------
Total Annual ProFund Operating Expenses                          2.65%
Fee Waivers/Reimbursements**                                    -0.67%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Cyclical with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Consumer            $      201   $       760   $    1,345   $   2,934
Cyclical

PROFUND VP CONSUMER NON-CYCLICAL

Investment Objective. ProFund VP Consumer Non-Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index.

The Dow Jones U.S. Consumer Non-Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.8 billion.

Principal Investment Strategy. ProFund VP Consumer Non-Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Non-Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Non-Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Non-Cyclical will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Consumer Non-Cyclical are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Consumer Non-Cyclical is also subject to risks faced by companies in the consumer non-cyclical economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Non-Cyclical's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Consumer Non-Cyclical commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Non-Cyclical.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   1.10%
                                                             --------
Total Annual ProFund Operating Expenses                          2.10%
Fee Waivers/Reimbursements**                                    -0.12%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Non-Cyclical with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                One Year   Three Years   Five Years    Ten Years
--------------------------------------------------------------------------------
ProFund VP Consumer           $      201   $       646   $    1,118    $   2,422
Non-Cyclical

PROFUND VP ENERGY

Investment Objective. ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index.

The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.2 billion.

Principal Investment Strategy. ProFund VP Energy invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Energy Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Energy may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Energy will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Energy are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Energy is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Energy's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Energy for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Energy by comparing average annual total returns of ProFund VP Energy to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Energy or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -17.04%

During the period covered in the bar chart, the highest return on shares of ProFund VP Energy for one quarter was 7.91% (quarter ended March 31, 2002) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE YEAR    SINCE INCEPTION  INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Energy                      -17.04%            -12.47%    01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                       -23.37%            -19.59%    01/22/01
Dow Jones U.S. Energy Sector Index(1)  -15.40%            -11.11%    01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Energy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   1.16%
                                                             --------
Total Annual ProFund Operating Expenses                          2.16%
Fee Waivers/Reimbursements**                                    -0.18%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Energy with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Energy              $      201   $       659   $    1,143   $   2,479

PROFUND VP FINANCIAL

Investment Objective. ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index.

The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2003, the weighted average capitalization of the Index was approximately $6.1 billion.

Principal Investment Strategy. ProFund VP Financial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Financial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Financial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Financial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Financial are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Financial is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Financial's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Financial for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Financial by comparing average annual total returns of ProFund VP Financial to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Financial or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -14.88%

During the period covered in the bar chart, the highest return on shares of ProFund VP Financial for one quarter was 6.00% (quarter ended December 31, 2002) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS        ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Financial                -14.88%    -11.15%              01/22/01
S&P 500 Index(1)                    -23.37%    -19.59%              01/22/01
Dow Jones U.S. Financial Sector
 Index(1)                           -14.37%    -10.20%              01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Financial.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   1.14%
                                                             --------
Total Annual ProFund Operating Expenses                          2.14%
Fee Waivers/Reimbursements**                                    -0.16%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Financial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                         One Year   Three Years   Five Years    Ten Years
-------------------------------------------------------------------------
ProFund VP Financial   $      201   $       655   $    1,135   $    2,460

PROFUND VP HEALTHCARE

Investment Objective. ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index.

The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.6 billion.

Principal Investment Strategy. ProFund VP Healthcare invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Healthcare Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Healthcare may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Healthcare will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Healthcare are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Healthcare is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Healthcare's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Healthcare for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Healthcare by comparing average annual total returns of ProFund VP Healthcare to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Healthcare or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -22.69%

During the period covered in the bar chart, the highest return on shares of ProFund VP Healthcare for one quarter was 3.73% (quarter ended December 31,
2002) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Healthcare                -22.69%    -14.82%              01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                     -23.37%    -19.59%              01/22/01
Dow Jones U.S. Healthcare Sector
 Index(1)                            -21.85%    -13.89%              01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Healthcare.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------
Investment Advisory Fees                                          0.75%
Distribution (12b-1) Fees                                         0.25%
Other Expenses                                                    1.14%
                                                             ---------
Total Annual ProFund Operating Expenses                           2.14%
Fee Waivers/Reimbursements**                                     -0.16%
                                                             ---------
Total Net Annual ProFund Operating Expenses                       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Healthcare with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Healthcare          $      201   $       655   $    1,135   $   2,460

PROFUND VP INDUSTRIAL

Investment Objective. ProFund VP Industrial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index.

The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.8 billion.

Principal Investment Strategy. ProFund VP Industrial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Industrial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Industrial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Industrial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Industrial are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Industrial is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Industrial's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Industrial commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Industrial.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   1.65%
                                                             --------
Total Annual ProFund Operating Expenses                          2.65%
Fee Waivers/Reimbursements**                                    -0.67%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Industrial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Industrial          $      201   $       760   $    1,345   $   2,934

PROFUND VP PHARMACEUTICALS

Investment Objective. ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2003, the weighted average capitalization of the Index was approximately $24.9 billion.

Principal Investment Strategy. ProFund VP Pharmaceuticals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Pharmaceuticals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Pharmaceuticals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Pharmaceuticals are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Pharmaceuticals is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Pharmaceuticals' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Pharmaceuticals commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Pharmaceuticals.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   1.12%
                                                             --------
Total Annual ProFund Operating Expenses                          2.12%
Fee Waivers/Reimbursements**                                    -0.14%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Pharmaceuticals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP                     $      201   $       650   $    1,126   $   2,441
Pharmaceuticals

PROFUND VP PRECIOUS METALS

Investment Objective. ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold/Silver Sector Index.

The Philadelphia Stock Exchange Gold/Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.0 billion.

Principal Investment Strategy. ProFund VP Precious Metals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Philadelphia Stock Exchange Gold/Silver Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Precious Metals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Precious Metals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Precious Metals are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Precious Metals is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on ProFund VP Precious Metals' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Precious Metals commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Precious Metals.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   0.98%
                                                             --------
Total Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Precious Metals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Precious            $      201   $       621   $    1,068   $   2,306
Metals

PROFUND VP REAL ESTATE

Investment Objective. ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2003, the weighted average capitalization of the Index was approximately $1.7 billion.

Principal Investment Strategy. ProFund VP Real Estate invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Real Estate may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Real Estate will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Real Estate are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Real Estate is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a REIT that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Real Estate's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Real Estate for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Real Estate by comparing average annual total returns of ProFund VP Real Estate to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Real Estate or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        0.02%

During the period covered in the bar chart, the highest return on shares of ProFund VP Real Estate for one quarter was 7.00% (quarter ended March 31, 2002) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS      ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Real Estate                0.02%       4.59%            01/22/01
-----------------------------------------------------------------------------
S&P 500 Index(1)                    -23.37%     -19.59%            01/22/01
Dow Jones U.S. Real Estate
Index(1)                             -2.96%       1.01%            01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Real Estate.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   1.13%
                                                             --------
Total Annual ProFund Operating Expenses                          2.13%
Fee Waivers/Reimbursements**                                    -0.15%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Real Estate with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Real Estate         $      201   $       653   $    1,130   $   2,450

PROFUND VP TECHNOLOGY

Investment Objective. ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index.

The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.8 billion.

Principal Investment Strategy. ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Technology Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Technology are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Technology's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Technology for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Technology by comparing average annual total returns of ProFund VP Technology to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Technology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -40.68%

During the period covered in the bar chart, the highest return on shares of ProFund VP Technology for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE YEAR  SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Technology                  -40.68%     -41.34%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                       -23.37%     -19.59%          01/22/01
Dow Jones U.S. Technology Sector
 Index(1)                              -38.82%     -39.65%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Technology.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   1.27%
                                                             --------
Total Annual ProFund Operating Expenses                          2.27%
Fee Waivers/Reimbursements**                                    -0.29%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Technology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Technology          $      201   $       682   $    1,189   $   2,583

PROFUND VP TELECOMMUNICATIONS

Investment Objective. ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index.

The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2003, the weighted average capitalization of the Index was approximately $14.3 billion.

Principal Investment Strategy. ProFund VP Telecommunications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Telecommunications Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Telecommunications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Telecommunications will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Telecommunications are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Telecommunications is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Telecommunications' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Telecommunications for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Telecommunications by comparing average annual total returns of ProFund VP Telecommunications to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Telecommunications or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -37.83%

During the period covered in the bar chart, the highest return on shares of ProFund VP Telecommunications for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE YEAR    SINCE INCEPTION    INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Telecommunications        -37.83%       -33.97%            01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                     -23.37%       -19.59%            01/22/01
Dow Jones U.S. Telecommunications
 Sector Index(1)                     -36.31%       -31.95%            01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Telecommunications.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   1.19%
                                                             --------
Total Annual ProFund Operating Expenses                          2.19%
Fee Waivers/Reimbursements**                                    -0.21%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Telecommunications with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP                     $      201   $       665   $    1,115   $   2,507
Telecommunications

BOND BENCHMARKED PROFUNDS VP

     PROFUND                    SECURITY                                          DAILY BENCHMARK
     U.S. Government Plus       Most recently issued 30-year U.S. Treasury Bond   125%
     Rising Rates Opportunity   Most recently issued 30-year U.S. Treasury Bond   125% of the Inverse

ProFund VP U.S. Government Plus may be appropriate for investors who:
     . expect the yield on the most recently issued 30-year U.S. Treasury Bond to decrease.

ProFund VP Rising Rates Opportunity(R) may be appropriate for investors who:
     . expect the yield on the most recently issued 30-year U.S. Treasury Bond to increase.
     . want to protect (hedge) the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

PROFUND VP U.S. GOVERNMENT PLUS

Investment Objective. ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise.

If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP U.S. Government Plus invests in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the daily price movement of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. Government securities and/or financial instruments with similar economic characteristics. ProFund VP U.S. Government Plus will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP U.S. Government Plus are market risk, debt instrument risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP U.S. Government Plus' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP U.S. Government Plus commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other investment companies or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP U.S. Government Plus.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------
Investment Advisory Fees                                          0.50%
Distribution (12b-1) Fees                                         0.25%
Other Expenses                                                    0.96%
                                                             ---------
Total Annual ProFund Operating Expenses                           1.71%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP U.S. Government Plus with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP U.S.                $      174   $       539   $      928   $   2,019
Government Plus

PROFUND VP RISING RATES OPPORTUNITY

Investment Objective. ProFund VP Rising Rates Opportunity(R) seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall.

If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the inverse of the daily price movement of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP Rising Rates Opportunity are market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP Rising Rates Opportunity's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Rising Rates Opportunity commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Rising Rates Opportunity.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------------
Investment Advisory Fees                                          0.75%
Distribution (12b-1) Fees                                         0.25%
Other Expenses                                                    1.13%
                                                             ---------
Total Annual ProFund Operating Expenses                           2.13%
Fee Waivers/Reimbursements**                                     -0.15%
                                                             ---------
Total Net Annual ProFund Operating Expenses                       1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising Rates Opportunity with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Rising Rate         $      201   $       653   $    1,130   $   2,450
Opportunity

PROFUND VP MONEY MARKET

ProFund VP Money Market may be appropriate for investors who:

     . seek a high level of current income consistent with liquidity and preservation of capital.
     . want to maintain a neutral exposure to the stock market. The income earned from an investment in ProFund VP Money Market can keep their capital at work.

PROFUND VP MONEY MARKET

Investment Objective. ProFund VP Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy. ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in ProFund VP Money Market are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. ProFund VP Money Market also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. ProFund VP Money Market buys U.S. Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     . have received the highest short-term rating from two nationally recognized statistical rating organizations;

     . have received the highest short-term rating from one rating organization (if only one organization rates the security);

     .    if unrated, are determined to be of similar quality by ProFund
          Advisors; or

     . have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of ProFund VP Money Market are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. ProFund VP Money Market may invest in other types of instruments, as described in the Statement of Additional Information.

Principal Risk Considerations. The principal risks of investing in ProFund VP Money Market are market risk, interest rate risk, debt instrument risk, active investor risk and repurchase agreement risk. In addition, ProFund VP Money Market is also subject to the following risks:

     . Credit Risk: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.

     . Security Selection Risk: While ProFund VP Money Market invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause ProFund VP Money Market's yield to lag behind those of similar money market funds.

     . Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, ProFund VP Money Market may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce ProFund VP Money Market's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

     . Financial Services Industry Concentration Risk: Because ProFund VP Money Market may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in ProFund VP Money Market is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While ProFund VP Money Market tries to maintain a stable net asset value of $1.00 per share, there is no guarantee that ProFund VP Money Market will do so, and you could lose money by investing in this ProFund VP.

For more information on ProFund VP Money Market's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Money Market for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Money Market by showing the variability of the annual total returns of ProFund VP Money Market. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Money Market or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002   0.21%

During the period covered in the bar chart, the highest return on shares of ProFund VP Money Market for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS    ONE YEAR     SINCE INCEPTION  INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Money Market         0.21%        0.25%               10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for ProFund VP Money Market as of December 31, 2002 was 0.36%.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Money Market.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses                                                   0.51%
                                                             --------
Total Annual ProFund Operating Expenses                          1.51%
Fee Waivers/Reimbursements**                                    -0.16%
                                                             --------
Total Net Annual ProFund Operating Expenses                      1.35%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Money Market with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Money Market        $      137   $       462   $      809   $   1,788

STRATEGIES AND RISKS

"The non-money market ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks."

STRATEGIES AND RISKS

More On Strategies: In seeking to achieve the ProFunds VP investment objectives (other than ProFund VP Money Market), of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval. Each ProFund VP reserves the right to substitute a different index or security for the index or security underlying its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The ProFunds VP, other than ProFund VP Money Market, are designed to correspond to the daily performance, the inverse of the daily performance, or a multiple of the daily performance or inverse performance, of a benchmark index - whether the benchmark index is rising or falling. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark index without regard to market conditions, trends or direction. The ProFunds also do not take temporary defensive positions. The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective. In addition to each ProFund VP's principal investment strategy, each ProFund VP is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Under normal circumstances, ProFund VP UltraMid-Cap, all Small-Cap ProFunds VP and all Sector ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

Important Concepts and Definitions:

This section describes important concepts that may be unfamiliar to an investor.

..    Collar is the simultaneous purchase of an equity floor and the sale of an equity cap (specified financial terms are described in this section).

..    Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

..    Depositary Receipts (DRs), include American Depositary Receipts (ADRs),
     Global Depositary Receipts (GDRs), and New York Shares (NYSs).

     .    ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

     .    GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     .    NYSs (or "direct shares") are foreign stocks, denominated in U.S.
     dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

..    Equity Cap is an agreement in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark moves above a certain level, agreed upon in advance.

..    Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

..    Financial Instruments The ProFunds VP (excluding ProFund VP Money Market)
     may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Financial instruments may also be used to produce economically "leveraged" investment results.

..    Floors are agreements in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark falls below a certain level, agreed upon in advance.

..    Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

..    Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.

..    Leverage and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value. Swap agreements, borrowing, futures contracts, short sales, and options on securities indexes and futures contracts all may be used to create leverage. While only certain ProFunds VP employ leverage, all of the ProFunds VP (except ProFund VP Money Market) may use leveraged investment techniques for investment purposes.

..    Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

..    Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

..    Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

..    Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.

..    Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.

..    Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

..    Selling Short is selling a stock, usually borrowed, and buying it back at a later date.

..    Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make.

..    Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

..    U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

More on Risks: Like all investments, the ProFunds VP entail risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about the ProFunds VP, their investment strategies and related risks.

In addition to the general risks described above, the following risks may apply:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

Concentration Risk (Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in specific market or industry sectors, and the risk that those issuers (or market sector) will perform poorly and therefore negatively impact the ProFunds VP subject to this risk. Each of ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Correlation Risk (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. The following factors, including fees and expenses and income items, may adversely affect a ProFund VP's correlation with its benchmark. A ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive information on purchases and redemptions into or out of a ProFund VP after the relevant exchange or market closes, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution on the last business day of June may impair the ProFunds VP benchmarked to the Russell 2000 Index from meeting their daily investment objective on that day.

Debt Instrument Risk (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

Equity Risk (All Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The Inverse ProFunds VP respond differently to these risks than positively correlated funds.

Interest Rate Risk (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Shareholders in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective.

Liquidity Risk (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the Inverse ProFunds VP, ProFund VP Rising Rates Opportunity and ProFund VP Money Market, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP).

Mid-Cap Company Investment Risk (ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Non-Diversification Risk (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Short Sale Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus interest incurred, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus interest accrued, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales involves additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss.

Small-Cap Company Investment Risk (ProFund VP UltraSmall-Cap and ProFund VP Short-Small Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

Technology Investment Risk ( ProFund VP UltraOTC, ProFund VP Short OTC and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Volatility Risk (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

PROFUNDS MANAGEMENT

"The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         UltraBull                                  0.63%
         UltraSmall-Cap                             0.61%
         UltraOTC                                   0.67%
         Bear                                       0.71%
         Energy                                     0.60%
         Financial                                  0.62%
         Healthcare                                 0.62%
         Real Estate                                0.62%
         Technology                                 0.52%
         Telecommunications                         0.58%
         Money Market                               0.61%

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)

         UltraBull                                  0.13%
         UltraSmall-Cap                             0.12%
         UltraOTC                                   0.13%
         Bear                                       0.14%
         Energy                                     0.12%
         Financial                                  0.12%
         Healthcare                                 0.12%
         Real Estate                                0.12%
         Technology                                 0.10%
         Telecommunications                         0.12%
         Money Market                               0.12%

INDEX INFORMATION

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," "500", and "S&P MidCap 400"and "Standard &Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000 Index" is a trademark of the Frank Russell Company. "NASDAQ-100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange or the Frank Russell Company and neither Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company makes any representation regarding the advisability of investing in ProFunds VP.

"Dow Jones" and the name of each Dow Jones sector index are service marks of Dow Jones & Company, Inc.

DOW JONES DOES NOT:

     .    Sponsor, endorse, sell or promote Sector ProFunds VP (the "ProFunds
          VP").
     . Recommend that any person invest in the ProFunds VP or any other securities.
     . Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.
     . Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.
     . Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     . The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices and the data included in such indices;
     . The accuracy or completeness of the Dow Jones sector indices and their data; or
     . The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

GENERAL PROFUNDS VP INFORMATION

"Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES
(All ProFunds VP Except ProFund VP Money Market)

Each ProFund VP calculates its daily share price on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

Each ProFund VP determines its net asset value per share by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. For example, if the Bond Market Association recommends an early close of the bond markets, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may also close early.

CALCULATING THE PROFUND VP MONEY MARKET'S SHARE PRICE

ProFund VP Money Market calculates daily share prices on the basis of the net asset value of shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business. The bond markets or other primary trading markets for ProFund VP Money Market may close early on the day before certain holidays on which the NYSE is closed, and the day after Thanksgiving. If the Bond Market Association recommends an early close of the bond markets, ProFund VP Money Market also may close early. ProFund VP Money Market will cease taking transaction requests at such times, including requests to exchange to or from other ProFunds VP. ProFund VP Money Market's net asset value will normally be $1.00, although ProFund Advisors cannot guarantee that this will always be the case. ProFund VP Money Market uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. As a general policy, ProFunds VP do not announce dividend distribution dates in advance.

ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pay the dividends on a monthly basis. ProFund VP Real Estate declares dividends from net investment income quarterly and pays the dividends on a quarterly basis. ProFund VP U.S. Government Plus, ProFund VP Money Market and ProFund VP Real Estate will pay annually any long-term capital gains as well as any short-term capital gains that they did not distribute during the year, but reserve the right to include in the dividend any short-term capital gains on securities that they sell. Each of the other ProFunds VP declares and distributes net investment income, if any, and net capital gains, if any, at least annually. Each ProFund VP, however, may declare an additional capital gains disribution if such a distribution would be in the best interest of the shareholders of the ProFund VP.

ProFund VP Money Market may revise these policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant net asset value of $1.00 per share.

PURCHASING AND REDEEMING  SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

FINANCIAL HIGHLIGHTS

The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appear in the annual report of the ProFunds VP for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

PROFUNDS VP
PROFUND VP ULTRABULL (FORMERLY PROFUND VP BULL PLUS)

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                  FOR THE PERIOD
                                                                          FOR THE              JANUARY 22, 2001(a)
                                                                         YEAR ENDED                   THROUGH
                                                                      DECEMBER 31, 2002         DECEMBER 31, 2001
                                                                    --------------------       --------------------
Net Asset Value, Beginning of Period                                $              22.71       $              30.00
                                                                    --------------------       --------------------
  Net investment income/(loss)                                                     (0.08)(b)                  (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                            (8.12)                     (7.20)
                                                                    --------------------       --------------------
  Total income/(loss) from investment activities                                   (8.20)                     (7.29)
                                                                    --------------------       --------------------
Net Asset Value, End of Period                                      $              14.51       $              22.71
                                                                    ====================       ====================
Total Return                                                                      (36.11)%                   (24.30)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                             $         42,287,811       $         64,185,852
Ratio of expenses to average net assets                                             1.98%                      1.94%(d)
Ratio of net investment income/(loss) to average net assets                        (0.46)%                    (0.42)%(d)
Ratio of expenses to average net assets*                                            2.12%                      1.94%(d)
Portfolio turnover                                                                 1,249%                       682%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS
PROFUND VP ULTRAMID-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                       FOR THE PERIOD
                                                                       MAY 1, 2002(a)
                                                                          THROUGH
                                                                     DECEMBER 31, 2002
                                                                    --------------------
Net Asset Value, Beginning of Period                                $              30.00
                                                                    --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                           (12.59)
                                                                    --------------------
  Total income/(loss) from investment activities                                  (12.68)
                                                                    --------------------
Net Asset Value, End of Period                                      $              17.32
                                                                    ====================
Total Return                                                                      (42.27)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                             $         20,777,243
Ratio of expenses to average net assets                                             1.98%(d)
Ratio of net investment income/(loss) to average net assets                        (0.72)%(d)
Ratio of expenses to average net assets*                                            2.36%(d)
Portfolio turnover                                                                 2,654%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRASMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                               FOR THE PERIOD
                                                FOR THE               FOR THE                FOR THE             OCTOBER 18,
                                              YEAR ENDED             YEAR ENDED             YEAR ENDED         1999(a) THROUGH
                                          DECEMBER 31, 2002      DECEMBER 31, 2001      DECEMBER 31, 2000     DECEMBER 31, 1999
                                          -----------------      -----------------      -----------------     -----------------
Net Asset Value, Beginning of Period      $           25.51      $           27.61      $           35.99     $           30.00
                                          -----------------      -----------------      -----------------     -----------------
  Net investment income/(loss)                        (0.16)(b)              (0.17)(b)              (0.04)(b)              0.06
  Net realized and unrealized
   gains/(losses) on investments,
   futures contracts and swaps
   contracts                                         (10.71)                 (1.93)                 (7.90)                 5.93
                                          -----------------      -----------------      -----------------     -----------------
  Total income/(loss) from
   investment operations                             (10.87)                 (2.10)                 (7.94)                 5.99
                                          -----------------      -----------------      -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   -                      -                  (0.02)
  Net realized gains on investments
   and futures contracts                                  -                      -                  (0.42)                    -
                                          -----------------      -----------------      -----------------     -----------------
  Total distributions                                     -                      -                  (0.44)                    -
                                          -----------------      -----------------      -----------------     -----------------
Net Asset Value, End of Period            $           14.64      $           25.51      $           27.61     $           35.99
                                          =================      =================      =================     =================
Total Return                                         (42.61)%                (7.61)%               (22.14)%               19.97%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                   $      30,560,971      $      89,040,827      $      33,387,952     $       9,803,920
Ratio of expenses to average net assets                1.98%                  2.11%                  1.95%                 1.70%(d)
Ratio of net investment income/(loss)
 to average net assets                                (0.78)%                (0.69)%                (0.12)%                1.75%(d)
Ratio of expenses to average net assets*               2.15%                  2.11%                  2.24%                 2.53%(d)
Portfolio turnover                                    1,511%                   842%                 1,971%                  686%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRAOTC

For a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                                FOR THE PERIOD
                                               FOR THE               FOR THE                FOR THE              OCTOBER 18,
                                             YEAR ENDED             YEAR ENDED             YEAR ENDED          1999(a) THROUGH
                                         DECEMBER 31, 2002      DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
                                         -----------------      -----------------      -----------------      -----------------
Net Asset Value, Beginning of Period     $            4.83      $           15.44      $           70.93      $           30.00
                                         -----------------      -----------------      -----------------      -----------------
  Net investment income/(loss)                       (0.04)(b)              (0.11)(b)              (0.40)(b)              (0.06)
  Net realized and unrealized
   gains/(losses) on investments,
   futures contracts and swap contracts              (3.29)                (10.50)                (51.29)                 40.99
                                         -----------------      -----------------      -----------------      -----------------
  Total income/(loss) from investment
   activities                                        (3.33)                (10.61)                (51.69)                 40.93
                                         -----------------      -----------------      -----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments
   and futures contracts                                 -                      -                  (3.80)                     -
                                         -----------------      -----------------      -----------------      -----------------
  Total distributions                                    -                      -                  (3.80)                     -
                                         -----------------      -----------------      -----------------      -----------------
Net Asset Value, End of Period           $            1.50      $            4.83      $           15.44      $           70.93
                                         =================      =================      =================      =================
Total Return                                        (68.94)%               (68.72)%               (73.37)%               136.43%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                  $      53,188,498      $     102,131,351      $     115,497,878      $      67,897,587
Ratio of expenses to average net assets               1.98%                  1.95%                  1.65%                  1.65%(d)
Ratio of net investment income/(loss)
 to average net assets                               (1.64)%                (1.60)%                (0.79)%                (0.77)%(d)
Ratio of expenses to average net assets*              2.08%                  1.95%                  1.65%                  1.97%(d)
Portfolio turnover                                     982%                   465%                   683%                   101%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BEAR

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                  FOR THE PERIOD
                                                                          FOR THE               JANUARY 22, 2001(a)
                                                                         YEAR ENDED                   THROUGH
                                                                      DECEMBER 31, 2002         DECEMBER 31, 2001
                                                                    --------------------       ---------------------
Net Asset Value, Beginning of Period                                $              35.07       $               30.00
                                                                    --------------------       ---------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.23)(b)                    0.26(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                             7.53                        4.81(c)
                                                                    --------------------       ---------------------
  Total income/(loss) from investment activities                                    7.30                        5.07
                                                                    --------------------       ---------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                                            (0.08)                          -
                                                                    --------------------       ---------------------
Net Asset Value, End of Period                                      $              42.29       $               35.07
                                                                    ====================       =====================
Total Return                                                                       20.82%                      16.90%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                             $         77,937,785       $          37,290,245
Ratio of expenses to average net assets                                             1.98%                       1.89%(e)
Ratio of net investment income/(loss) to average net assets                        (0.57)%                      0.77%(e)
Ratio of expenses to average net assets*                                            2.03%                       1.89%(e)
Portfolio turnover                                                                     -                       1,144%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)     Not annualized
(e)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SHORT SMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                       FOR THE PERIOD
                                                                    SEPTEMBER 3, 2002(a)
                                                                          THROUGH
                                                                     DECEMBER 31, 2002
                                                                    --------------------
Net Asset Value, Beginning of Period                                $              30.00
                                                                    --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.02)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                            (1.24)
                                                                    --------------------
  Total income/(loss) from investment activities                                   (1.26)
                                                                    --------------------
Net Asset Value, End of Period                                      $              28.74
                                                                    ====================
Total Return                                                                       (4.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                             $          2,172,928
Ratio of expenses to average net assets                                             1.73%(d)
Ratio of net investment income/(loss) to average net assets                        (0.23%)(d)
Portfolio turnover                                                                     -

--------
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SHORT OTC

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                       FOR THE PERIOD
                                                                       MAY 1, 2002(a)
                                                                          THROUGH
                                                                     DECEMBER 31, 2002
                                                                    --------------------
Net Asset Value, Beginning of Period                                $              30.00
                                                                    --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                             3.46(c)
                                                                    --------------------
  Total income/(loss) from investment activities                                    3.37
                                                                    --------------------
Net Asset Value, End of Period                                      $              33.37
                                                                    ====================
Total Return                                                                       11.23%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                       14,030,217
Ratio of expenses to average net assets                                             1.96%(e)
Ratio of net investment income/(loss) to average net assets                        (0.39)%(e)
Portfolio turnover                                                                     -

----------
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)     Not annualized
(e)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BASIC MATERIALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                       FOR THE PERIOD
                                                                       MAY 1, 2002(a)
                                                                          THROUGH
                                                                     DECEMBER 31, 2002
                                                                    --------------------
Net Asset Value, Beginning of Period                                $              30.00
                                                                    --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                      0.23(b)
  Net realized and unrealized gains/(losses) on investments                        (4.57)
                                                                    --------------------
  Total income/(loss) from investment activities                                   (4.34)
                                                                    --------------------
Net Asset Value, End of Period                                      $              25.66
                                                                    ====================
Total Return                                                                      (14.47)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                             $          3,850,999
Ratio of expenses to average net assets                                             1.98%(d)
Ratio of net investment income/(loss) to average net assets                         1.25%(d)
Ratio of expenses to average net assets*                                            2.21%(d)
Portfolio turnover                                                                 2,498%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP CONSUMER CYCLICAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                       FOR THE PERIOD
                                                                       MAY 1, 2002(a)
                                                                          THROUGH
                                                                     DECEMBER 31, 2002
                                                                    --------------------
Net Asset Value, Beginning of Period                                $              30.00
                                                                    --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.17)(b)
  Net realized and unrealized gains/(losses) on investments                        (7.85)
                                                                    --------------------
    Total income/(loss) from investment activities                                 (8.02)
                                                                    --------------------
Net Asset Value, End of Period                                      $              21.98
                                                                    ====================
Total Return                                                                      (26.73)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                             $          3,439,087
Ratio of expenses to average net assets                                             1.98%(d)
Ratio of net investment income/(loss) to average net assets                        (1.08)%(d)
Ratio of expenses to average net assets*                                            2.65%(d)
Portfolio turnover                                                                 2,644%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP CONSUMER NON-CYCLICAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                       FOR THE PERIOD
                                                                       MAY 1, 2002(a)
                                                                          THROUGH
                                                                     DECEMBER 31, 2002
                                                                    --------------------
Net Asset Value, Beginning of Period                                $              30.00
                                                                    --------------------
INVESTMENT ACTIVITIES:
 Net investment income/(loss)                                                       0.04(b)
 Net realized and unrealized gains/(losses) on investments                         (4.93)
                                                                    --------------------
  Total income/(loss) from investment activities                                   (4.89)
                                                                    --------------------
Net Asset Value, End of Period                                      $              25.11
                                                                    ====================
Total Return                                                                      (16.30)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                             $          4,951,646
Ratio of expenses to average net assets                                             1.98%(d)
Ratio of net investment income/(loss) to average net assets                         0.22%(d)
Ratio of expenses to average net assets*                                            2.10%(d)
Portfolio turnover                                                                 1,057%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ENERGY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                  FOR THE PERIOD
                                                                          FOR THE               JANUARY 22, 2001(a)
                                                                         YEAR ENDED                   THROUGH
                                                                      DECEMBER 31, 2002         DECEMBER 31, 2001
                                                                    --------------------       ---------------------
Net Asset Value, Beginning of Period                                $              27.93       $               30.00
                                                                    --------------------       ---------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.05)(b)                       -(b),(c)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                              (4.71)                      (2.07)
                                                                    --------------------       ---------------------
  Total income/(loss) from investment activities                                   (4.76)                      (2.07)
                                                                    --------------------       ---------------------
Net Asset Value, End of Period                                      $              23.17       $               27.93
                                                                    ====================       =====================
Total Return                                                                      (17.04)%                     (6.90)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                             $         19,283,299       $          24,006,712
Ratio of expenses to average net assets                                             1.98%                       2.05%(e)
Ratio of net investment income/(loss) to average net assets                        (0.18)%                     (0.01)%(e)
Ratio of expenses to average net assets*                                            2.16%                       2.05%(e)
Portfolio turnover                                                                 1,632%                      1,169%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Amount is less than $0.005.
(d)     Not annualized
(e)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP FINANCIAL

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                  FOR THE PERIOD
                                                                          FOR THE               JANUARY 22, 2001(a)
                                                                         YEAR ENDED                   THROUGH
                                                                      DECEMBER 31, 2002         DECEMBER 31, 2001
                                                                    --------------------       ---------------------
Net Asset Value, Beginning of Period                                $              28.02       $               30.00
                                                                    --------------------       ---------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                      0.06(b)                     0.04(b)
  Net realized and unrealized gains/(losses) on investments                        (4.23)                      (2.02)
                                                                    --------------------       ---------------------
  Total income/(loss) from investment activities                                   (4.17)                      (1.98)
                                                                    --------------------       ---------------------
Net Asset Value, End of Period                                      $              23.85       $               28.02
                                                                    ====================       =====================
Total Return                                                                      (14.88)%                     (6.60)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                             $         11,897,670       $          20,088,893
Ratio of expenses to average net assets                                             1.98%                       2.10%(d)
Ratio of net investment income/(loss) to average net assets                         0.22%                       0.16%(d)
Ratio of expenses to average net assets*                                            2.14%                       2.10%(d)
Portfolio turnover                                                                 1,341%                      1,330%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP HEALTHCARE

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                               FOR THE PERIOD
                                                                            FOR THE          JANUARY 23, 2001(a)
                                                                           YEAR ENDED              THROUGH
                                                                       DECEMBER 31, 2002      DECEMBER 31, 2001
                                                                       -----------------     -------------------
Net Asset Value, Beginning of Period                                   $           28.43     $             30.00
                                                                       -----------------     -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.13)(b)               (0.30)(b)
  Net realized and unrealized gains/(losses) on investments                        (6.32)                  (1.27)
                                                                       -----------------     -------------------
  Total income/(loss) from investment activities                                   (6.45)                  (1.57)
                                                                       -----------------     -------------------
Net Asset Value, End of Period                                         $           21.98     $             28.43
                                                                       =================     ===================
Total Return                                                                      (22.69)%                 (5.23)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $      14,622,478     $        33,227,245
Ratio of expenses to average net assets                                             1.98%                   2.06%(d)
Ratio of net investment income/(loss) to average net assets                        (0.54)%                 (1.10)%(d)
Ratio of expenses to average net assets*                                            2.14%                   2.06%(d)
Portfolio turnover                                                                   897%                  1,032%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP INDUSTRIAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                      FOR THE PERIOD
                                                                      MAY 1, 2002(a)
                                                                          THROUGH
                                                                     DECEMBER 31, 2002
                                                                     -----------------
Net Asset Value, Beginning of Period                                 $           30.00
                                                                     -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                   (0.01)(b)
  Net realized and unrealized gains/(losses) on investments                      (5.94)
                                                                     -----------------
  Total income/(loss) from investment activities                                 (5.95)
                                                                     -----------------
Net Asset Value, End of Period                                       $           24.05
                                                                     =================
Total Return                                                                    (19.83)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                              $       1,134,329
Ratio of expenses to average net assets                                           1.98%(d)
Ratio of net investment income/(loss) to average net assets                      (0.08%)(d)
Ratio of expenses to average net assets*                                          2.65%(d)
Portfolio turnover                                                                 906%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP PHARMACEUTICALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                       FOR THE PERIOD
                                                                       MAY 1, 2002(a)
                                                                          THROUGH
                                                                     DECEMBER 31, 2002
                                                                     -----------------
Net Asset Value, Beginning of Period                                 $           30.00
                                                                     -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       -(b),(c)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                            (4.04)
                                                                     -----------------
  Total income/(loss) from investment activities                                 (4.04)
                                                                     -----------------
Net Asset Value, End of Period                                       $           25.96
                                                                     =================
Total Return                                                                    (13.47)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                              $       3,414,203
Ratio of expenses to average net assets                                           1.98%(e)
Ratio of net investment income/(loss) to average net assets                      (0.02)%(e)
Ratio of expenses to average net assets*                                          2.12%(e)
Portfolio turnover                                                               1,709%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b)     Amount is less than $0.005.
(c) Per share net investment income/(loss) has been calculated using the daily average shares method.
(d)     Not annualized
(e)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP PRECIOUS METALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                      FOR THE PERIOD
                                                                       MAY 1, 2002(a)
                                                                          THROUGH
                                                                     DECEMBER 31, 2002
                                                                     -----------------
Net Asset Value, Beginning of Period                                 $           30.00
                                                                     -----------------
Investment Activities:
  Net investment income/(loss)                                                   (0.07)(b)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                            (0.49)
                                                                     -----------------
  Total income/(loss) from investment activities                                 (0.56)
                                                                     -----------------
Net Asset Value, End of Period                                       $           29.44
                                                                     =================
Total Return                                                                     (1.87)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                              $      55,639,445
Ratio of expenses to average net assets                                           1.98%(d)
Ratio of net investment income/(loss) to average net assets                      (0.40)%(d)
Portfolio turnover                                                                   -

----------
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP REAL ESTATE

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                 FOR THE PERIOD
                                                                            FOR THE            JANUARY 22, 2001(a)
                                                                          YEAR ENDED                 THROUGH
                                                                       DECEMBER 31, 2002        DECEMBER 31, 2001
                                                                       -----------------       -------------------
Net Asset Value, Beginning of Period                                   $           32.72       $             30.00
                                                                       -----------------       -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                      1.38(b)                   1.53(b)
  Net realized and unrealized gains/(losses) on investments                        (1.34)                     1.19(c)
                                                                       -----------------       -------------------
  Total income/(loss) from investment activities                                    0.04                      2.72
                                                                       -----------------       -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                            (1.37)                        -
  Return of capital                                                                (0.23)                        -
                                                                       -----------------       -------------------
  Total distributions                                                              (1.60)                        -
                                                                       -----------------       -------------------
Net Asset Value, End of Period                                         $           31.16       $             32.72
                                                                       =================       ===================
Total Return                                                                        0.02%                     9.07%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $      20,920,287       $        39,413,851
Ratio of expenses to average net assets                                             1.98%                     1.99%(e)
Ratio of net investment income/(loss) to average net assets                         4.09%                     5.01%(e)
Ratio of expenses to average net assets*                                            2.13%                     1.99%(e)
Portfolio turnover                                                                 1,163%                      753%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)     Not annualized
(e)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP TECHNOLOGY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                 FOR THE PERIOD
                                                                            FOR THE            JANUARY 22, 2001(a)
                                                                          YEAR ENDED                THROUGH
                                                                       DECEMBER 31, 2002        DECEMBER 31, 2001
                                                                       -----------------       -------------------
Net Asset Value, Beginning of Period                                   $           17.97       $             30.00
                                                                       -----------------       -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.24)(b)                 (0.34)(b)
  Net realized and unrealized gains/(losses) on investments                        (7.07)                   (11.69)
                                                                       -----------------       -------------------
  Total income/(loss) from investment activities                                   (7.31)                   (12.03)
                                                                       -----------------       -------------------
Net Asset Value, End of Period                                         $           10.66       $             17.97
                                                                       =================       ===================
Total Return                                                                      (40.68)%                  (40.10)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $      15,271,221       $        15,409,820
Ratio of expenses to average net assets                                             1.98%                     2.10%(d)
Ratio of net investment income/(loss) to average net assets                        (1.77)%                   (1.91)%(d)
Ratio of expenses to average net assets*                                            2.27%                     2.10%(d)
Portfolio turnover                                                                 1,208%                    2,548%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP TELECOMMUNICATIONS

Selected data for a share of beneficial interest outstanding thoughout the periods indicated.

                                                                                                  FOR THE PERIOD
                                                                           FOR THE             JANUARY 22, 2001(a)
                                                                          YEAR ENDED                 THROUGH
                                                                       DECEMBER 31, 2002        DECEMBER 31, 2001
                                                                       -----------------       -------------------
Net Asset Value, Beginning of Period                                   $           21.57       $             30.00
                                                                       -----------------       -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.10)(b)                 (0.28)(b)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                              (8.06)                    (8.15)
                                                                       -----------------       -------------------
  Total income/(loss) from investment activities                                   (8.16)                    (8.43)
                                                                       -----------------       -------------------
Net Asset Value, End of Period                                         $           13.41       $             21.57
                                                                       =================       ===================
Total Return                                                                      (37.83)%                  (28.10)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $      16,795,733       $         4,150,462
Ratio of expenses to average net assets                                             1.98%                     2.17%(d)
Ratio of net investment income/(loss) to average net assets                        (0.72)%                   (1.27)%(d)
Ratio of expenses to average net assets*                                            2.19%                     2.17%(d)
Portfolio turnover                                                                 1,290%                    2,830%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP U.S. GOVERNMENT PLUS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                         FOR THE PERIOD
                                                                         MAY 1, 2002(a)
                                                                            THROUGH
                                                                       DECEMBER 31, 2002
                                                                       -----------------
Net Asset Value, Beginning of Period                                   $           30.00
                                                                       -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                      0.12(b)
  Net realized and unrealized gains/(losses) on investments, futures
   contracts and swap contracts                                                     4.89
                                                                       -----------------
  Total income/(loss) from investment activities                                    5.01
                                                                       -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                            (0.89)
                                                                       -----------------
Net Asset Value, End of Period                                         $           34.12
                                                                       =================
Total Return                                                                       16.90%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $     124,928,344
Ratio of expenses to average net assets                                             1.71%(d)
Ratio of net investment income/(loss) to average net assets                         0.56%(d)
Portfolio turnover                                                                   269%

----------
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP RISING RATES OPPORTUNITY

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                         FOR THE PERIOD
                                                                         MAY 1, 2002(a)
                                                                             THROUGH
                                                                       DECEMBER 31, 2002
                                                                       -----------------
Net Asset Value, Beginning of Period                                   $           30.00
                                                                       -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                            (5.59)
                                                                       -----------------
  Total income/(loss) from investment activities                                   (5.68)
                                                                       -----------------
Net Asset Value, End of Period                                         $           24.32
                                                                       =================
Total Return                                                                      (18.93)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $       7,167,908
Ratio of expenses to average net assets                                             1.98%(d)
Ratio of net investment income/(loss) to average net assets                        (0.49)%(d)
Ratio of expenses to average net assets*                                            2.13%
Portfolio turnover                                                                     -

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)     Not annualized
(d)     Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MONEY MARKET

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                 FOR THE PERIOD
                                                                            FOR THE            OCTOBER 29, 2001(a)
                                                                          YEAR ENDED                 THROUGH
                                                                       DECEMBER 31, 2002        DECEMBER 31, 2001
                                                                       -----------------       -------------------
Net Asset Value, Beginning of Period                                   $           1.000       $             1.000
                                                                       -----------------       -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     0.002                     0.001
                                                                       -----------------       -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                           (0.002)                   (0.001)
                                                                                               -------------------
Net Asset Value, End of Period                                         $           1.000       $             1.000
                                                                       =================       ===================
Total Return                                                                        0.21%                     0.08%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $      69,179,008       $        60,979,654
Ratio of expenses to average net assets                                             1.32%                     1.60%(c)
Ratio of net investment income/(loss) to average net assets                         0.22%                     0.27%(c)
Ratio of expenses to average net assets*                                            1.51%                     1.60%(c)

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)     Commencement of operations
(b)     Not annualized
(c)     Annualized

               See accompanying notes to the financial statements.

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds VP, write us at:

     PROFUNDS

     P.O. BOX 182800
     COLUMBUS, OH 43218-2800

     or call our toll-free numbers:
     (888) PRO-FNDS (888) 776-3637 For Investors

     (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

     or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design and Innovations in Indexing are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                                     [LOGO]
                                    PROFUNDS

                           INNOVATIONS IN INDEXING(R)

                                       Investment Company Act File No. 811-08239

                                                                       PROVP0503

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Small-Cap
UltraShort OTC

PROFUND VP MONEY MARKET

Prospectus

May 1, 2003

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]
ProFunds

TABLE OF CONTENTS

3           PROFUNDS VP OVERVIEW

4           ULTRA PROFUNDS VP
5           UltraBull
7           UltraMid-Cap
9           UltraSmall-Cap
11          UltraOTC

13          INVERSE PROFUNDS VP
14          Bear
16          Short Small-Cap
17          UltraShort OTC

18          PROFUND VP MONEY MARKET

21          STRATEGIES AND RISKS

27          PROFUNDS MANAGEMENT

30          GENERAL PROFUNDS VP INFORMATION

34          FINANCIAL HIGHLIGHTS

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark./1/

Ultra ProFunds VP: Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of their benchmark indexes.

PROFUND VP           INDEX                         DAILY BENCHMARK          TYPES OF COMPANIES IN INDEX
UltraBull            S&P 500 Index                 Double (200%)            Diverse, widely traded, large
                                                                            capitalization
UltraMid-Cap         S&P MidCap 400 Index          Double (200%)            Diverse, widely traded, mid-capitalization
UltraSmall-Cap       Russell 2000 Index            Double (200%)            Diverse, small capitalization
UltraOTC             NASDAQ-100 Index              Double (200%)            Large capitalization, non-financial
                                                                            companies listed on The NASDAQ Stock Market

Inverse ProFunds VP: Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that either match (100%) or double (200%) the inverse (opposite) of the daily performance of their benchmark indexes.

PROFUND VP           INDEX                         DAILY BENCHMARK          TYPES OF COMPANIES IN INDEX
Bear                 S&P 500 Index                 100% of the Inverse      Diverse, widely traded, large capitalization
Short Small-Cap      Russell 2000 Index            100% of the Inverse      Diverse, small capitalization
UltraShort OTC       NASDAQ-100 Index              200% of the Inverse      Large capitalization, non-financial
                                                                            companies listed on The NASDAQ Stock Market

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program

----------
/1/ A benchmark may be any standard of investment performance to which a mutual fund seeks to measure its return, such as a stock index or a multiple thereof. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

ULTRA PROFUNDS VP

      PROFUND VP             INDEX                          DAILY BENCHMARK
      UltraBull              S&P 500 Index                  Double (200%)
      UltraMid-Cap           S&P MidCap 400 Index           Double (200%)
      UltraSmall-Cap         Russell 2000 Index             Double (200%)
      UltraOTC               NASDAQ-100 Index               Double (200%)

Ultra ProFunds VP may be appropriate for investors who:

     . believe that the value of a particular index will increase, and that by investing with the objective of achieving a multiple of the index's daily return they will achieve superior results.

     . are seeking to approximate an index's daily return with less than the amount required of a conventional index fund.

PROFUND VP ULTRABULL (formerly ProFund VP Bull Plus)

Investment Objective. ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. Prior to May 1, 2003, ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraBull are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP UltraBull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The performance information set forth below was achieved during a period in which ProFund VP UltraBull pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one half times (150%) the daily performance of the S&P 500 Index. The bar chart below shows the performance of ProFund VP UltraBull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP UltraBull by comparing average annual total returns of ProFund VP UltraBull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraBull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -36.11%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraBull for one quarter was 11.02% (quarter ended December 31,
2002) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE YEAR      SINCE INCEPTION    INCEPTION DATE
As of December 31, 2002
ProFund VP UltraBull              -36.11%              -31.23%       01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                  -23.37%              -19.58%       01/22/01

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            1.12%
                                                         ------
Total Annual ProFund Operating Expenses                   2.12%
Fee Waivers/Reimbursements**                             -0.27%
                                                         ------
Total Net Annual ProFund Operating Expenses               1.85%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.85% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years        Five Years        Ten Years
------------------------------------------------------------------------------
ProFund VP            $   188     $     638         $   1,114         $  2,430
UltraBull

PROFUND VP ULTRAMID - CAP

Investment Objective. ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P MidCap 400 Index is a widely used measure of mid-size company U.S. stock market performance. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float. As of March 31, 2003, the S&P MidCap 400 Index included companies with capitalizations between $162.3 million and $8.3 billion.

Principal Investment Strategy. ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraMid-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on ProFund VP UltraMid-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP UltraMid-Cap commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraMid-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            1.36%
                                                         ------
Total Annual ProFund Operating Expenses                   2.36%
Fee Waivers/Reimbursements**                             -0.38%
                                                         ------
Total Net Annual ProFund Operating Expenses               1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraMid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years     Five Years     Ten Years
------------------------------------------------------------------------
ProFund VP            $   201      $    700      $   1,226      $  2,667
UltraMid-Cap

PROFUND VP ULTRASMALL - CAP

Investment Objective. ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraSmall-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on ProFund VP UltraSmall-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraSmall-Cap by showing the variability of ProFund VP UltraSmall-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraSmall-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraSmall-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -22.14%          2001    -7.61%         2002        -42.61%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraSmall-Cap for one quarter was 43.56% (quarter ended December 31,
2001) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE YEAR     SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP UltraSmall-Cap         -42.61%             -19.70%       10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index(1)             -21.58%              -2.50%       10/18/99

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraSmall-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------------
Investment Advisory Fees                              0.75%
Distribution (12b-1) Fees                             0.25%
Other Expenses                                        1.15%
                                                     ------
Total Annual ProFund Operating Expenses               2.15%
Fee Waivers/Reimbursements**                         -0.17%
                                                     ------
Total Net Annual ProFund Operating Expenses           1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraSmall-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year    Three Years       Five Years       Ten Years
-----------------------------------------------------------------------------
ProFund VP            $   201       $    657       $    1,139       $   2,469
UltraSmall-Cap

PROFUND VP ULTRAOTC

Investment Objective. ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. "OTC" in the name of ProFund VP UltraOTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP UltraOTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the NASDAQ-100 Index. ProFund VP UltraOTC will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraOTC are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on ProFund VP UltraOTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraOTC by showing the variability of ProFund VP UltraOTC returns from year to year and by comparing average annual total returns of ProFund VP UltraOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -73.37%          2001    -68.72%        2002        -68.94%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS      ONE YEAR     SINCE INCEPTION   INCEPTION DATE
As of December 31, 2002
ProFund VP UltraOTC                -68.94%             -58.21%      10/18/99
-------------------------------------------------------------------------------
NASDAQ-100 Index(1)                -37.58%             -23.90%      10/18/99

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            1.08%
                                                         ------
Total Annual ProFund Operating Expenses                   2.08%
Fee Waivers/Reimbursements**                             -0.13%
                                                         ------
Total Net Annual ProFund Operating Expenses               1.95%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year     Three Years      Five Years       Ten Years
-----------------------------------------------------------------------------
ProFund VP            $   198      $      639        $  1,107        $  2,400
UltraOTC

INVERSE PROFUNDS VP

     PROFUND VP             INDEX                        DAILY BENCHMARK

     Bear                   S&P 500 Index                100% of the Inverse
     Short Small-Cap        Russell 2000 Index           100% of the Inverse
     UltraShort OTC         NASDAQ-100 Index             200% of the Inverse

Inverse ProFunds VP may be appropriate for investors who:

     . expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

     . want to protect (hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a market downturn they anticipate.

PROFUND VP BEAR

Investment Objective. ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bear takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bear are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk and repurchase agreement risk.

For more information on ProFund VP Bear's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bear for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bear by comparing average annual total returns of ProFund VP Bear to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bear or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        20.82%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bear for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -9.79% (quarter ended December 31, 2002).

AVERAGE ANNUAL TOTAL RETURNS      ONE YEAR     SINCE INCEPTION    INCEPTION DATE
As of December 31, 2002
ProFund VP Bear                     20.82%              19.48%       01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                   -23.37%             -19.58%       01/22/01

(1)  Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bear.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------------------
Investment Advisory Fees                                     0.75%
Distribution (12b-1) Fees                                    0.25%
Other Expenses                                               1.03%
                                                            ------
Total Annual ProFund Operating Expenses                      2.03%
Fee Waivers/Reimbursements**                                -0.05%
                                                            ------
Total Net Annual ProFund Operating Expenses                  1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year     Three Years       Five Years      Ten Years
-----------------------------------------------------------------------------
ProFund VP            $   201        $    632        $   1,089      $   2,354
Bear

PROFUND VP SHORT SMALL - CAP

Investment Objective. ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP Short Small-Cap invests in financial instruments that should have similar daily price return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short Small-Cap are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Short Small-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Short Small-Cap commenced operations on September 3, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short Small-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------------------
Investment Advisory Fees                                    0.75%
Distribution (12b-1) Fees                                   0.25%
Other Expenses**                                            0.73%
                                                            -----
Total Annual ProFund Operating Expenses                     1.73%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** Other expenses are estimates as this ProFund VP had not been in operations for six months as of December 31, 2002.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years
--------------------------------------------------
ProFund VP                  $    176      $    545
Short Small-Cap

PROFUND VP ULTRASHORT OTC

Investment Objective. ProFund VP UltraShort OTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraShort OTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day. "OTC" in the name of ProFund VP UltraShort OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP UltraShort OTC takes positions in financial instruments that should have similar daily price return characteristics as twice (200%) the inverse of the NASDAQ-100 Index. ProFund VP UltraShort OTC will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraShort OTC are market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on ProFund VP UltraShort OTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP UltraShort OTC has not begun investment operations, it has no performance record to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraShort OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------------------
Investment Advisory Fees                                     0.75%
Distribution (12b-1) Fees                                    0.25%
Other Expenses**                                             0.98%
                                                             -----
Total Annual ProFund Operating Expenses                      1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** Other expenses are estimates as this ProFund VP had not been in operations for six months as of December 31, 2002.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraShort OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years
--------------------------------------------------
ProFund VP                  $    201     $    621
UltraShort OTC

PROFUND VP MONEY MARKET

ProFund VP Money Market may be appropriate for investors who:

     . seek current income consistent with liquidity and preservation of capital.

     . want to maintain a neutral exposure to the stock market. The income earned from an investment in ProFund VP Money Market can keep their capital at work.

PROFUND VP MONEY MARKET

Investment Objective. ProFund VP Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy. ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in ProFund VP Money Market are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. ProFund VP Money Market also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. ProFund VP Money Market buys U.S. Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     . have received the highest short-term rating from two nationally recognized statistical rating organizations;

     . have received the highest short-term rating from one rating organization (if only one organization rates the security);

     .    if unrated, are determined to be of similar quality by ProFund
          Advisors; or

     . have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of ProFund VP Money Market are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. ProFund VP Money Market may invest in other types of instruments, as described in the Statement of Additional Information.

Principal Risk Considerations. The principal risks of investing in ProFund VP Money Market are market risk, interest rate risk, debt instrument risk, active investor risk and repurchase agreement risk. In addition, ProFund VP Money Market is also subject to the following risks:

     . Credit Risk: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.
     . Security Selection Risk: While ProFund VP Money Market invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause ProFund VP Money Market's yield to lag behind those of similar money market funds.
     . Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, ProFund VP Money Market may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce ProFund VP Money Market's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.
     . Financial Services Industry Concentration Risk: Because ProFund VP Money Market may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in ProFund VP Money Market is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While ProFund VP Money Market tries to maintain a stable net asset value of $1.00 per share, there is no guarantee that ProFund VP Money Market will do so, and you could lose money by investing in this ProFund VP.

For more information on ProFund VP Money Market's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Money Market for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Money Market by showing the variability of the annual total returns of ProFund VP Money Market. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Money Market or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002   0.21%

During the period covered in the bar chart, the highest return on shares of ProFund VP Money Market for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS      ONE YEAR    SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Money Market              0.21%              0.25%       10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for ProFund VP Money Market as of December 31, 2002 was 0.36%.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Money Market.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------------------
Investment Advisory Fees                                    0.75%
Distribution (12b-1) Fees                                   0.25%
Other Expenses                                              0.51%
                                                           ------
Total Annual ProFund Operating Expenses                     1.51%
Fee Waivers/Reimbursements**                               -0.16%
                                                           ------
Total Net Annual ProFund Operating Expenses                 1.35%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Money Market with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year    Three Years      Five Years    Ten Years
--------------------------------------------------------------------------------
ProFund VP Money Market     $    137       $    462        $    809    $   1,788

STRATEGIES AND RISKS

"The non-money market ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks."

STRATEGIES AND RISKS

More On Strategies: In seeking to achieve the ProFunds VP investment objectives (other than ProFund VP Money Market), of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval. Each ProFund VP reserves the right to substitute a different index or security for the index or security underlying its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The ProFunds VP, other than ProFund VP Money Market, are designed to correspond to the daily performance, the inverse of the daily performance, or a multiple of the daily performance or inverse performance, of a benchmark index - whether the benchmark index is rising or falling. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark index without regard to market conditions, trends or direction. The ProFunds also do not take temporary defensive positions. The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective. In addition to each ProFund VP's principal investment strategy, each ProFund VP is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Under normal circumstances, ProFund VP UltraMid-Cap and all Small-Cap ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

IMPORTANT CONCEPTS AND DEFINITIONS:
This section describes important concepts that may be unfamiliar to an investor.

..    Collar is the simultaneous purchase of an equity floor and the sale of an equity cap (specified financial terms are described in this section).

..    Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

..    Depositary Receipts (DRs), include American Depositary Receipts (ADRs),
     Global Depositary Receipts (GDRs), and New York Shares (NYSs).
     . ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
     . GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     . NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.
..    Equity Cap is an agreement in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark moves above a certain level, agreed upon in advance.
..    Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.
..    Financial Instruments The ProFunds VP (excluding ProFund VP Money Market)
     may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Financial instruments may also be used to produce economically "leveraged" investment results.
..    Floors are agreements in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark falls below a certain level, agreed upon in advance.
..    Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date.
     Forwards may also be structured for cash settlement, rather than physical delivery.
..    Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.
..    Leverage and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value. Swap agreements, borrowing, futures contracts, short sales, and options on securities indexes and futures contracts all may be used to create leverage. While only certain ProFunds VP employ leverage, all of the ProFunds VP (except ProFund VP Money Market) may use leveraged investment techniques for investment purposes.
..    Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.
..    Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.
..    Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.
..    Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.
..    Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.
..    Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.
..    Selling Short is selling a stock, usually borrowed, and buying it back at a later date.
..    Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make.
..    Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
..    U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S.
     Treasury and some are backed only by the credit of the issuing organization.

More on Risks: Like all investments, the ProFunds VP entail risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about the ProFunds VP, their investment strategies and related risks.

In addition to the general risks described above, the following risks may apply:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

Concentration Risk. Concentration risk results from maintaining exposure to issuers conducting business in specific market or industry sectors, and the risk that those issuers (or market sector) will perform poorly and therefore negatively impact the ProFunds VP subject to this risk. ProFund VP Short Small-Cap may concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Correlation Risk (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. The following factors, including fees and expenses and income items, may adversely affect a ProFund VP's correlation with its benchmark. A ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive information on purchases and redemptions into or out of a ProFund VP after the relevant exchange or market closes, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution on the last business day of June may impair the ProFunds VP benchmarked to the Russell 2000 Index from meeting their daily investment objective on that day.

Debt Instrument Risk (ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and ProFund VP Money Market may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

Equity Risk (All Ultra and Inverse ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The Inverse ProFunds VP respond differently to these risks than positively correlated funds.

Interest Rate Risk (ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds VP). Shareholders in the Inverse ProFunds VP should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk (Ultra ProFunds VP and ProFund VP UltraShort OTC). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective.

Liquidity Risk (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the Inverse ProFunds VP and ProFund VP Money Market, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the Inverse ProFunds VP should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP).

Mid-Cap Company Investment Risk (ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Non-Diversification Risk (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Short Sale Risk (Inverse ProFunds VP). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus interest incurred, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus interest accrued, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales involves additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss.

Small-Cap Company Investment Risk (ProFund VP UltraSmall-Cap and ProFund VP Short-Small Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

Technology Investment Risk ( ProFund VP UltraOTC and ProFund VP UltraShort OTC). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Volatility Risk (Ultra ProFunds VP and ProFund VP UltraShort OTC). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

PROFUNDS MANAGEMENT

"The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         UltraBull                                       0.63%
         UltraSmall-Cap                                  0.61%
         UltraOTC                                        0.67%
         Bear                                            0.71%
         Money Market                                    0.61%

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)

         UltraBull                                       0.13%
         UltraSmall-Cap                                  0.12%
         UltraOTC                                        0.13%
         Bear                                            0.14%
         Money Market                                    0.12%

INDEX INFORMATION

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," "500", and "S&P MidCap 400"and "Standard &Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000 Index" is a trademark of the Frank Russell Company. "NASDAQ-100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor's, NASDAQ or the Frank Russell Company and neither Standard & Poor's, NASDAQ nor the Frank Russell Company makes any representation regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

GENERAL PROFUNDS VP INFORMATION

"Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES
(All ProFunds VP Except ProFund VP Money Market)

Each ProFund VP calculates its daily share price on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

Each ProFund VP determines its net asset value per share by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time

CALCULATING THE PROFUND VP MONEY MARKET'S SHARE PRICE

ProFund VP Money Market calculates daily share prices on the basis of the net asset value of shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business. The bond markets or other primary trading markets for ProFund VP Money Market may close early on the day before certain holidays on which the NYSE is closed, and the day after Thanksgiving. If the Bond Market Association recommends an early close of the bond markets, ProFund VP Money Market also may close early. ProFund VP Money Market will cease taking transaction requests at such times, including requests to exchange to or from other ProFunds VP. ProFund VP Money Market's net asset value will normally be $1.00, although ProFund Advisors cannot guarantee that this will always be the case. ProFund VP Money Market uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. As a general policy, ProFunds VP do not announce dividend distribution dates in advance.

ProFund VP Money Market declares dividends from net investment income daily and pays the dividends on a monthly basis. ProFund VP Money Market will pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year, but reserves the right to include in the dividend any short-term capital gains on securities that it sells. Each of the other ProFunds VP declares and distributes net investment income, if any, and net capital gains, if any, at least annually. Each ProFund VP, however, may declare an additional capital gains distribution if such a distribution would be in the best interest of the shareholders of the ProFund VP.

ProFund VP Money Market may revise these policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant net asset value of $1.00 per share.

PURCHASING AND REDEEMING  SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

FINANCIAL HIGHLIGHTS

The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception.

No information is presented for ProFund VP UltraShort OTC as this ProFund VP was not open for investment as of December 31, 2002. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appear in the annual report of the ProFunds VP for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

PROFUNDS VP
PROFUND VP ULTRABULL (formerly ProFund VP Bull Plus)

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                   FOR THE            JANUARY 22, 2001(a)
                                                                  YEAR ENDED               THROUGH
                                                               DECEMBER 31, 2002      DECEMBER 31, 2001
                                                               -----------------      ------------------
Net Asset Value, Beginning of Period                           $           22.71      $            30.00
                                                               -----------------      ------------------
  Net investment income/(loss)                                             (0.08)(b)               (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                    (8.12)                  (7.20)
                                                               -----------------      ------------------
  Total income/(loss) from investment activities                           (8.20)                  (7.29)
                                                               -----------------      ------------------
Net Asset Value, End of Period                                 $           14.51      $            22.71
                                                               =================      ==================
Total Return                                                              (36.11)%                (24.30)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      42,287,811      $       64,185,852
Ratio of expenses to average net assets                                     1.98%                   1.94% (d)
Ratio of net investment income/(loss) to average net assets                (0.46)%                 (0.42)%(d)
Ratio of expenses to average net assets*                                    2.12%                   1.94% (d)
Portfolio turnover                                                         1,249%                    682%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS
PROFUND VP ULTRAMID-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                FOR THE PERIOD
                                                                 MAY 1, 2002(a)
                                                                   THROUGH
                                                               DECEMBER 31, 2002
                                                               -----------------
Net Asset Value, Beginning of Period                           $           30.00
                                                               -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                   (12.59)
                                                               -----------------
  Total income/(loss) from investment activities                          (12.68)
                                                               -----------------
Net Asset Value, End of Period                                 $           17.32
                                                               =================
Total Return                                                              (42.27)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      20,777,243
Ratio of expenses to average net assets                                     1.98% (d)
Ratio of net investment income/(loss) to average net assets                (0.72)%(d)
Ratio of expenses to average net assets*                                    2.36% (d)
Portfolio turnover                                                         2,654%

--------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRASMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                                  FOR THE PERIOD
                                                                                                                   OCTOBER 18,
                                                                FOR THE          FOR THE           FOR THE          1999 (a)
                                                               YEAR ENDED       YEAR ENDED        YEAR ENDED         THROUGH
                                                              DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                 2002              2001              2000              1999
                                                             -------------     -------------     -------------    --------------
Net Asset Value, Beginning of Period                         $       25.51     $       27.61     $       35.99    $        30.00
                                                             -------------     -------------     -------------    --------------
  Net investment income/(loss)                                       (0.16)(b)         (0.17)(b)         (0.04)(b)          0.06
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swaps contracts                            (10.71)            (1.93)            (7.90)             5.93
                                                             -------------     -------------     -------------    --------------
  Total income/(loss) from investment operations                    (10.87)            (2.10)            (7.94)             5.99
                                                             -------------     -------------     -------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                  -                 -             (0.02)
  Net realized gains on investments and futures contracts                -                 -             (0.42)                -
                                                             -------------     -------------     -------------    --------------
  Total distributions                                                    -                 -             (0.44)                -
                                                             -------------     -------------     -------------    --------------
Net Asset Value, End of Period                               $       14.64     $       25.51     $       27.61    $        35.99
                                                             =============     =============     =============    ==============
Total Return                                                        (42.61)%           (7.61)%          (22.14)%           19.97%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $  30,560,971     $  89,040,827     $  33,387,952    $    9,803,920
Ratio of expenses to average net assets                               1.98%             2.11%             1.95%             1.70%(d)
Ratio of net investment income/(loss) to average net assets          (0.78)%           (0.69)%           (0.12)%            1.75%(d)
Ratio of expenses to average net assets*                              2.15%             2.11%             2.24%             2.53%(d)
Portfolio turnover                                                   1,511%              842%            1,971%              686%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRAOTC

For a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                                     FOR THE
                                                                                                                      PERIOD
                                                                                                                    OCTOBER 18,
                                                                 FOR THE          FOR THE            FOR THE         1999(a)
                                                               YEAR ENDED       YEAR ENDED         YEAR ENDED        THROUGH
                                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                                 2002              2001               2000             1999
                                                              ------------     -------------     -------------     ------------
Net Asset Value, Beginning of Period                          $       4.83     $       15.44     $       70.93     $      30.00
                                                              ------------     -------------     -------------     ------------
  Net investment income/(loss)                                       (0.04)(b)         (0.11)(b)         (0.40)(b)        (0.06)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                              (3.29)           (10.50)           (51.29)           40.99
                                                              ------------     -------------     -------------     ------------
  Total income/(loss) from investment activities                     (3.33)           (10.61)           (51.69)           40.93
                                                              ------------     -------------     -------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                -                 -             (3.80)               -
                                                              ------------     -------------     -------------     ------------
  Total distributions                                                    -                 -             (3.80)               -
                                                              ------------     -------------     -------------     ------------
Net Asset Value, End of Period                                $       1.50     $        4.83     $       15.44     $      70.93
                                                              ============     =============     =============     ============
Total Return                                                        (68.94)%          (68.72)%          (73.37)%         136.43%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $ 53,188,498     $ 102,131,351     $ 115,497,878     $ 67,897,587
Ratio of expenses to average net assets                               1.98%             1.95%             1.65%            1.65%(d)
Ratio of net investment income/(loss) to average net assets          (1.64)%           (1.60)%           (0.79)%          (0.77)%(d)
Ratio of expenses to average net assets*                              2.08%             1.95%             1.65%            1.97%(d)
Portfolio turnover                                                     982%              465%              683%             101%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BEAR

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                         FOR THE PERIOD
                                                                    FOR THE          JANUARY 22, 2001(a)
                                                                   YEAR ENDED             THROUGH
                                                               DECEMBER 31, 2002     DECEMBER 31, 2001
                                                               -----------------     ---------------------
Net Asset Value, Beginning of Period                           $           35.07     $               30.00
                                                               -----------------     ---------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.23)(b)                  0.26(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                     7.53                      4.81(c)
                                                               -----------------     ---------------------
  Total income/(loss) from investment activities                            7.30                      5.07
                                                               -----------------     ---------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                                    (0.08)                        -
                                                               -----------------     ---------------------
Net Asset Value, End of Period                                 $           42.29     $               35.07
                                                               =================     =====================
Total Return                                                               20.82%                    16.90%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      77,937,785     $          37,290,245
Ratio of expenses to average net assets                                     1.98%                     1.89%(e)
Ratio of net investment income/(loss) to average net assets                (0.57)%                    0.77%(e)
Ratio of expenses to average net assets*                                    2.03%                     1.89%(e)
Portfolio turnover                                                             -                     1,144%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SHORT SMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                           FOR THE PERIOD
                                                                       SEPTEMBER 3, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                       ----------------------
Net Asset Value, Beginning of Period                                   $                30.00
                                                                       ----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                          (0.02)(b)
  Net realized and unrealized gains/(losses) on investments, futures
   contracts and swap contracts                                                         (1.24)
                                                                       ----------------------
  Total income/(loss) from investment activities                                        (1.26)
                                                                       ----------------------
Net Asset Value, End of Period                                         $                28.74
                                                                       ======================
Total Return                                                                            (4.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $            2,172,928
Ratio of expenses to average net assets                                                  1.73%(d)
Ratio of net investment income/(loss) to average net assets                             (0.23%)(d)
Portfolio turnover                                                                          -

----------
(a)   Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)   Not annualized (d) Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MONEY MARKET

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                    FOR THE PERIOD
                                                                  FOR THE         OCTOBER 29, 2001(a)
                                                                YEAR ENDED             THROUGH
                                                              DECEMBER 31, 2002    DECEMBER 31, 2001
                                                              -----------------   -------------------
Net Asset Value, Beginning of Period                          $           1.000   $             1.000
                                                              -----------------   -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            0.002                 0.001
                                                              -----------------   -------------------
Distributions to Shareholders From:
  Net investment income                                                  (0.002)               (0.001)
                                                              -----------------   -------------------
Net Asset Value, End of Period                                $           1.000   $             1.000
                                                              =================   ===================
Total Return                                                               0.21%                 0.08%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      69,179,008   $        60,979,654
Ratio of expenses to average net assets                                    1.32%                 1.60%(c)
Ratio of net investment income/(loss) to average net assets                0.22%                 0.27%(c)
Ratio of expenses to average net assets*                                   1.51%                 1.60%(c)

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b)  Not annualized
(c)  Annualized

             See accompanying notes to the financial statements.

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds VP, write us at:

     ProFunds

     P.O. Box 182800
     Columbus, OH 43218-2800

     or call our toll-free numbers:
     (888) PRO-FNDS (888) 776-3637 For Investors
     (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

     or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices
Bethesda, MD

                                     [LOGO]
                                    PROFUNDS

                           INNOVATIONS IN INDEXING(R)

                                       Investment Company Act File No. 811-08239

                                                                       PROVP0503

CLASSIC PROFUNDS VP
Bull
Small-Cap
Europe 30


Prospectus

May 1, 2003

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]
ProFunds

Table of Contents

3         PROFUNDS VP OVERVIEW

4         CLASSIC PROFUNDS VP
5         Bull
7         Small-Cap
9         Europe 30

11        STRATEGIES AND RISKS

16        PROFUNDS MANAGEMENT

19        GENERAL PROFUNDS VP INFORMATION

23        FINANCIAL HIGHLIGHTS

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark./1/

Classic ProFunds VP: Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

PROFUND VP   INDEX                      DAILY BENCHMARK   TYPES OF COMPANIES IN INDEX
Bull         S&P 500 Index(R)           Match (100%)      Diverse, widely traded, large capitalization
Small-Cap    Russell 2000(R) Index      Match (100%)      Diverse, small capitalization
Europe 30    ProFunds Europe 30 Index   Match (100%)      Companies whose principal offices are
                                                          located in European countries, whose
                                                          securities are traded in the U.S.

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

----------
/1/ A benchmark may be any standard of investment performance to which a mutual fund seeks to measure its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP Bull has a daily benchmark of matching (100%) the daily return of the S&P 500 Index(R).

CLASSIC PROFUNDS VP

     PROFUND VP    INDEX                        DAILY BENCHMARK

     Bull          S&P 500 Index                Match (100%)
     Small-Cap     Russell 2000 Index           Match (100%)
     Europe 30     ProFunds Europe 30 Index     Match (100%)

Classic ProFunds VP may be appropriate for investors who want to achieve investment results approximating the daily performance of a particular index.

PROFUND VP BULL

Investment Objective. ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bull are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

For more information on ProFund VP Bull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bull by comparing average annual total returns of ProFund VP Bull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002      -23.98%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bull for one quarter was 7.73% (quarter ended December 31, 2002) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE YEAR   SINCE INCEPTION     INCEPTION DATE
As of December 31, 2002
ProFund VP Bull                    -23.98%           -20.45%        05/01/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                   -23.37%           -19.62%        05/01/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            0.91%
                                                          ----
Total Annual ProFund Operating Expenses                   1.91%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------------------------------------------------------------------------
ProFund VP Bull             $    194   $       600   $    1,032   $   2,233

PROFUND VP SMALL-CAP

Investment Objective. ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP Small-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Small-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Small-Cap for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Small-Cap by comparing average annual total returns of ProFund VP Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002      -22.44%

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap for one quarter was 4.24% (quarter ended March 31, 2002) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS ONE YEAR SINCE INCEPTION INCEPTION DATE As of December 31, 2002
ProFund VP Small-Cap               -22.44%           -16.62%          05/01/01
------------------------------------------------------------------------------
Russell 2000 Index(1)              -21.58%           -13.77%          05/01/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            0.97%
                                                          ----
Total Annual ProFund Operating Expenses                   1.97%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
---------------------------------------------------------------------------
ProFund VP                  $    200   $       618   $    1,062   $   2,296
Small-Cap

PROFUND VP EUROPE 30

Investment Objective. ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2003, the ProFunds Europe 30 Index included companies with capitalizations between $10.3 billion and $143.7 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Principal Investment Strategy. ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Europe 30 are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk and foreign investment risk.

For more information on ProFund VP Europe 30's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Europe 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of ProFund VP Europe 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Europe 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -12.75%        2001    -24.14%          2002    -25.76%

During the period covered in the bar chart, the highest return on shares of ProFund VP Europe 30 for one quarter was 10.63% (quarter ended December 31,
2002) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS ONE YEAR SINCE INCEPTION INCEPTION DATE As of December 31, 2002
ProFund VP Europe 30               -25.76%           -14.61%          10/18/99
------------------------------------------------------------------------------
Dow Jones STOXX 50 Index(1)(2)     -22.90%           -12.48%          10/18/99
ProFunds Europe 30 Index(1)        -23.52%           -14.60%          10/18/99

(1) Reflects no deduction for fees or expenses.
(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Europe 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            1.03%
                                                          ----
Total Annual ProFund Operating Expenses                   2.03%
Fee Waivers/Reimbursements**                             -0.05%
                                                          ----
Total Net Annual ProFund Operating Expenses               1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Europe 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------
ProFund VP                  $    201   $       632   $    1,089   $   2,354
Europe 30

STRATEGIES AND RISKS

"The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks."

STRATEGIES AND RISKS

More On Strategies: In seeking to achieve the ProFunds VP investment objectives of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval. Each ProFund VP reserves the right to substitute a different index or security for the index or security underlying its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The ProFunds VP are designed to correspond to the daily performance, the inverse of the daily performance, or a multiple of the daily performance or inverse performance, of a benchmark index - whether the benchmark index is rising or falling. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark index without regard to market conditions, trends or direction. The ProFunds also do not take temporary defensive positions. The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective. In addition to each ProFund VP's principal investment strategy, each ProFund VP is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Under normal circumstances, ProFund VP Small-Cap and ProFund VP Europe 30 seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

Important Concepts and Definitions:
This section describes important concepts that may be unfamiliar to an investor.

..    Collar is the simultaneous purchase of an equity floor and the sale of an equity cap (specified financial terms are described in this section).
..    Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.
..    Depositary Receipts (DRs), include American Depositary Receipts (ADRs),
     Global Depositary Receipts (GDRs), and New York Shares (NYSs).
     . ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
     . GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
     . NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

..    Equity Cap is an agreement in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark moves above a certain level, agreed upon in advance.
..    Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.
..    Financial Instruments The ProFunds VP (excluding ProFund VP Money Market)
     may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security.
..    Floors are agreements in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark falls below a certain level, agreed upon in advance.
..    Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date.
     Forwards may also be structured for cash settlement, rather than physical delivery.
..    Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.
..    Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.
..    Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.
..    Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.
..    Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.
..    Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.
..    Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.
..    Selling Short is selling a stock, usually borrowed, and buying it back at a later date.
..    Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make.
..    Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
..    U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S.
     Treasury and some are backed only by the credit of the issuing organization.

More on Risks: Like all investments, the ProFunds VP entail risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about the ProFunds VP, their investment strategies and related risks.

In addition to the general risks described above, the following risks may apply:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

Correlation Risk (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. The following factors, including fees and expenses and income items, may adversely affect a ProFund VP's correlation with its benchmark. A ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive information on purchases and redemptions into or out of a ProFund VP after the relevant exchange or market closes, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution on the last business day of June may impair the ProFunds VP benchmarked to the Russell 2000 Index from meeting their daily investment objective on that day.

Equity Risk (All ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease.

Foreign Investment Risk (ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

Geographic Concentration Risk (ProFund VP Europe 30). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. European companies could be hurt by such factors as regional economic downturns, policies adopted in the European Economic and Monetary Union, or difficulties experienced as certain countries, and particularly those in Eastern Europe, implement significant free market economic reforms.

Liquidity Risk (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP).

Non-Diversification Risk (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Small-Cap Company Investment Risk (ProFund VP Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

PROFUNDS MANAGEMENT

"The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2002, each ProFund VP which paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
          Bull                      0.75%
          Small-Cap                 0.75%
          Europe 30                 0.71%

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
          Bull                      0.15%
          Small-Cap                 0.15%
          Europe 30                 0.14%

INDEX INFORMATION

"Standard & Poor's," "S&P," "S&P 500,"and "Standard & Poor's 500," "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000 Index" is a trademark of the Frank Russell Company. The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor's or the Frank Russell Company and neither Standard & Poor's nor the Frank Russell Company makes any representation regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

GENERAL PROFUNDS VP INFORMATION

"Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES
(All ProFunds VP)

Each ProFund VP calculates its daily share price on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

Each ProFund VP determines its net asset value per share by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. As a general policy, ProFunds VP do not announce dividend distribution dates in advance. Each of the ProFunds VP declares and distributes net investment income and net capital gains on an annual basis.

PURCHASING AND REDEEMING  SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

FINANCIAL HIGHLIGHTS

The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appear in the annual report of the ProFunds VP for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

PROFUNDS VP
PROFUND VP BULL

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                    FOR THE              FOR THE PERIOD
                                                                   YEAR ENDED        MAY 1, 2001(a) THROUGH
                                                               DECEMBER 31, 2002       DECEMBER 31, 2001
                                                               -----------------     ----------------------
Net Asset Value, Beginning of Period                           $           26.94     $                30.00
                                                               -----------------     ----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.04)(b)                  (0.11)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                   (6.42)                     (2.95)
                                                               -----------------     ----------------------
  Total income/(loss) from investment activities                           (6.46)                     (3.06)
                                                               -----------------     ----------------------
Net Asset Value, End of Period                                 $           20.48     $                26.94
                                                               =================     ======================
Total Return                                                              (23.98)%                   (10.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      92,749,513     $           20,585,768
Ratio of expenses to average net assets                                     1.91%                      2.25%(d)
Ratio of net investment income/(loss) to average net assets                (0.18)%                    (0.60)%(d)
Portfolio turnover                                                           260%                       325%

----------
(a)  Commencement of operations
(b) Per share net investment income(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                      FOR THE PERIOD
                                                                   FOR THE            MAY 1, 2001(a)
                                                                  YEAR ENDED             THROUGH
                                                               DECEMBER 31, 2002     DECEMBER 31, 2001
                                                               -----------------     -----------------
Net Asset Value, Beginning of Period                           $           28.56     $           30.00
                                                               -----------------     -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.16)(b)             (0.10)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                    (6.25)                (1.34)
                                                               -----------------     -----------------
  Total income/(loss) from investment activities                           (6.41)                (1.44)
                                                               -----------------     -----------------
Net Asset Value, End of Period                                 $           22.15     $           28.56
                                                               =================     =================
Total Return                                                              (22.44)%               (4.80)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      38,611,882     $      19,964,980
Ratio of expenses to average net assets                                     1.97%                 2.25%(d)
Ratio of net investment income/(loss) to average net assets                (0.62)%               (0.53)%(d)
Ratio of expenses to average net assets*                                    1.97%                 2.65%(d)
Portfolio turnover                                                           527%                2,627%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP EUROPE 30

Selected data for a share of beneficial interest outstanding throughout the periods indicated.


                                                                                                               FOR THE PERIOD
                                                    FOR THE             FOR THE              FOR THE         OCTOBER 18, 1999(a)
                                                  YEAR ENDED           YEAR ENDED           YEAR ENDED            THROUGH
                                              DECEMBER 31, 2002    DECEMBER 31, 2001     DECEMBER 31, 2000    DECEMBER 31, 1999
                                              -----------------    -----------------     -----------------   ------------------
Net Asset Value, Beginning of Period          $           24.26    $           31.98     $           36.82   $            30.00
                                              -----------------    -----------------     -----------------   ------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                             0.07(b)             (0.04)(b)              0.09(b)              (0.04)
  Net realized and unrealized gains/(losses)
   on investments and futures contracts                   (6.32)               (7.68)                (4.79)                6.86
                                              -----------------    -----------------     -----------------   ------------------
  Total income/(loss) from investment
   activities                                             (6.25)               (7.72)                (4.70)                6.82
                                              -----------------    -----------------     -----------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and
   futures contracts                                          -                    -                 (0.14)                   -
                                              -----------------    -----------------     -----------------   ------------------
Net Asset Value, End of Period                $           18.01    $           24.26     $           31.98   $            36.82
                                              =================    =================     =================   ==================
Total Return                                             (25.76)%             (24.14)%              (12.75)%              22.73%(c)
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year                       $      33,119,003    $      52,253,162     $      25,003,610   $        3,262,131
Ratio of expenses to average net assets                    1.98%                1.89%                 1.65%                1.78%(d)
Ratio of net investment income/(loss) to
 average net assets                                        0.33%               (0.14)%                0.26%               (1.00)%(d)
Ratio of expenses to average net assets*                   2.03%                1.89%                 1.65%                2.39%(d)
Portfolio turnover                                        1,280%               1,002%                1,434%                 100%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds VP, write us at:

     ProFunds

     P.O. Box 182800
     Columbus, OH 43218-2800

     or call our toll-free numbers:
     (888) PRO-FNDS (888) 776-3637 For Investors

     (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

     or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices
Bethesda, MD

                                     [LOGO]

                                    PROFUNDS

                           INNOVATIONS IN INDEXING(R)

                                       Investment Company Act File No. 811-08239

                                                                       PROVP0503

SECTOR PROFUNDS VP
Financial
Healthcare
Technology

Prospectus

May 1, 2003

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]
ProFunds

Table of Contents

3         PROFUNDS VP OVERVIEW

4         SECTOR PROFUNDS VP
5         Financial
7         Healthcare
9         Technology

11        STRATEGIES AND RISKS

16        PROFUNDS MANAGEMENT

19        GENERAL PROFUNDS VP INFORMATION

23        FINANCIAL HIGHLIGHTS

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark./1/

Sector ProFunds VP: Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

PROFUND VP     INDEX                         DAILY BENCHMARK     TYPES OF COMPANIES IN INDEX
Financial      Dow Jones U.S. Financial      Match (100%)        Securities within the financial sector of
               Sector Index                                      the U.S. equity market
Healthcare     Dow Jones U.S. Healthcare     Match (100%)        Securities within the healthcare sector of
               Sector Index                                      the U.S. equity market
Technology     Dow Jones U.S. Technology     Match (100%)        Securities within the technology sector of
               Sector Index                                      the U.S. equity market

--------
/1/ A benchmark may be any standard of investment performance to which a mutual fund seeks to measure its return, such as a stock index. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP Financial has a daily benchmark of matching (100%) the daily return of the Dow Jones U.S. Financial Sector Index.

SECTOR PROFUNDS VP

PROFUND VP    INDEX                                      DAILY BENCHMARK

Financial     Dow Jones U.S. Financial Sector Index      Match (100%)
Healthcare    Dow Jones U.S. Healthcare Sector Index     Match (100%)
Technology    Dow Jones U.S. Technology Sector Index     Match (100%)

Sector ProFunds VP may be appropriate for investors who:

     . desire to add investments in economic sectors with perceived above-average growth potential.

     . actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.

     . want to protect (hedge) against anticipated price decreases of other holdings.

     . want to gain investment exposure to a particular economic sector of the U.S. or global economy.

PROFUND VP FINANCIAL

Investment Objective. ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index.

The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae; credit card insurers; check cashing companies; mortgage lenders; investment advisers; securities broker-dealers; investment banks; merchant banks; online brokers; and publicly traded stock exchanges. As of March 31, 2003, the weighted average capitalization of the Index was approximately $6.1 billion.

Principal Investment Strategy. ProFund VP Financial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Financial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Financial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Financial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Financial are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Financial is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Financial's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Financial for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Financial by comparing average annual total returns of ProFund VP Financial to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Financial or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002      -14.88%

During the period covered in the bar chart, the highest return on shares of ProFund VP Financial for one quarter was 6.00% (quarter ended December 31, 2002) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                 ONE YEAR   SINCE INCEPTION     INCEPTION DATE
As of December 31, 2002
ProFund VP Financial                           -14.88%           -11.15%          01/22/01
------------------------------------------------------------------------------------------
S&P 500 Index(1)                               -23.37%           -19.59%          01/22/01
Dow Jones U.S. Financial Sector Index(1)       -14.37%           -10.20%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Financial.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            1.14%
                                                          ----
Total Annual ProFund Operating Expenses                   2.14%
Fee Waivers/Reimbursements**                             -0.16%
                                                          ----
Total Net Annual ProFund Operating Expenses               1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Financial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years   Five Years   Ten Years
---------------------------------------------------------------------------
ProFund VP Financial        $    201   $       655   $    1,135   $   2,460

PROFUND VP HEALTHCARE

Investment Objective. ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index.

The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.6 billion.

Principal Investment Strategy. ProFund VP Healthcare invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Healthcare Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Healthcare may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Healthcare will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Healthcare are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Healthcare is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Healthcare's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Healthcare for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Healthcare by comparing average annual total returns of ProFund VP Healthcare to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Healthcare or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002      -22.69%

During the period covered in the bar chart, the highest return on shares of ProFund VP Healthcare for one quarter was 3.73% (quarter ended December 31,
2002) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                 ONE YEAR   SINCE INCEPTION     INCEPTION DATE
As of December 31, 2002
ProFund VP Healthcare                          -22.69%           -14.82%          01/22/01
------------------------------------------------------------------------------------------
S&P 500 Index(1)                               -23.37%           -19.59%          01/22/01
Dow Jones U.S. Healthcare Sector Index(1)      -21.85%           -13.89%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Healthcare.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            1.14%
                                                          ----
Total Annual ProFund Operating Expenses                   2.14%
Fee Waivers/Reimbursements**                             -0.16%
                                                          ----
Total Net Annual ProFund Operating Expenses               1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Healthcare with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years   Five Years   Ten Years
---------------------------------------------------------------------------
ProFund VP                  $    201   $       655   $    1,135   $   2,460
Healthcare

PROFUND VP TECHNOLOGY

Investment Objective. ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index.

The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.8 billion.

Principal Investment Strategy. ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Technology Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Technology are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

In addition to the risks noted above, ProFund VP Technology is also subject to risks faced by companies in the technology sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel to form competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Technology's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Technology for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Technology by comparing average annual total returns of ProFund VP Technology to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Technology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002      -40.68%

During the period covered in the bar chart, the highest return on shares of ProFund VP Technology for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                 ONE YEAR   SINCE INCEPTION     INCEPTION DATE
As of December 31, 2002
ProFund VP Technology                          -40.68%           -41.34%          01/22/01
------------------------------------------------------------------------------------------
S&P 500 Index(1)                               -23.37%           -19.59%          01/22/01
Dow Jones U.S. Technology Sector Index(1)      -38.82%           -39.65%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Technology.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
----------------------------------------------------------------
Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses                                            1.27%
                                                          ----
Total Annual ProFund Operating Expenses                   2.27%
Fee Waivers/Reimbursements**                             -0.29%
                                                          ----
Total Net Annual ProFund Operating Expenses               1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Technology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years   Five Years   Ten Years
---------------------------------------------------------------------------
ProFund VP Technology       $    201   $       682   $    1,189   $   2,583

STRATEGIES AND RISKS

"The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks."

STRATEGIES AND RISKS

More On Strategies: In seeking to achieve the ProFunds VP investment objectives, of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval. Each ProFund VP reserves the right to substitute a different index or security for the index or security underlying its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The ProFunds VP are designed to correspond to the daily performance, the inverse of the daily performance, or a multiple of the daily performance or inverse performance, of a benchmark index - whether the benchmark index is rising or falling. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark index without regard to market conditions, trends or direction. The ProFunds also do not take temporary defensive positions. The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective. In addition to each ProFund VP's principal investment strategy, each ProFund VP is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Under normal circumstances, the ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

Important Concepts and Definitions:

This section describes important concepts that may be unfamiliar to an investor.

..    Collar is the simultaneous purchase of an equity floor and the sale of an equity cap (specified financial terms are described in this section).
..    Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.
..    Depositary Receipts (DRs), include American Depositary Receipts (ADRs),
     Global Depositary Receipts (GDRs), and New York Shares (NYSs).
     . ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
     . GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     . NYSs (or "direct shares") are foreign stocks, denominated in U.S.
     dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.
..    Equity Cap is an agreement in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark moves above a certain level, agreed upon in advance.
..    Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.
..    Financial Instruments The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security.
..    Floors are agreements in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark falls below a certain level, agreed upon in advance.
..    Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date.
     Forwards may also be structured for cash settlement, rather than physical delivery.
..    Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.
..    Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.
..    Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.
..    Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.
..    Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.
..    Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.
..    Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.
..    Selling Short is selling a stock, usually borrowed, and buying it back at a later date.
..    Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make.
..    Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
..    U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S.
     Treasury and some are backed only by the credit of the issuing organization.

More on Risks: Like all investments, the ProFunds VP entail risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about the ProFunds VP, their investment strategies and related risks.

In addition to the general risks described above, the following risks may apply:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

Concentration Risk (All ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in specific market or industry sectors, and the risk that those issuers (or market sector) will perform poorly and therefore negatively impact the ProFunds VP subject to this risk.

Correlation Risk (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. The following factors, including fees and expenses and income items, may adversely affect a ProFund VP's correlation with its benchmark. A ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive information on purchases and redemptions into or out of a ProFund VP after the relevant exchange or market closes, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

Equity Risk (All ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease.

Liquidity Risk (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP).

Non-Diversification Risk (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Technology Investment Risk (ProFund VP Technology). Technology companies are subject to intense competition, both domestically and nternationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

PROFUNDS MANAGEMENT

"The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2002, each ProFund VP paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
          Financial                          0.62%
          Healthcare                         0.62%
          Technology                         0.52%


Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2002, each ProFund VP paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
          Financial                          0.12%
          Healthcare                         0.12%
          Technology                         0.10%

INDEX INFORMATION

 "Dow Jones" and the name of each Dow Jones sector index are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

     .    Sponsor, endorse, sell or promote Sector ProFunds VP (the "ProFunds
          VP").
     . Recommend that any person invest in the ProFunds VP or any other securities.
     . Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.
     . Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.
     . Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     . The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices and the data included in such indices;
     . The accuracy or completeness of the Dow Jones sector indices and their data; or
     . The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

GENERAL PROFUNDS VP INFORMATION

"Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES
(All ProFunds VP)

Each ProFund VP calculates its daily share price on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

Each ProFund VP determines its net asset value per share by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. As a general policy, ProFunds VP do not announce dividend distribution dates in advance. Each ProFund VP declares and distributes net investment income and net capital gains on an annual basis.

PURCHASING AND REDEEMING  SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

FINANCIAL HIGHLIGHTS

The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appear in the annual report of the ProFunds VP for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

PROFUNDS VP
PROFUND VP FINANCIAL

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                     FOR THE           JANUARY 22, 2001(a)
                                                                    YEAR ENDED              THROUGH
                                                                 DECEMBER 31, 2002      DECEMBER 31, 2001
                                                                 -----------------     ------------------
Net Asset Value, Beginning of Period                             $           28.02     $            30.00
                                                                 -----------------     ------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                0.06(b)                0.04(b)
  Net realized and unrealized gains/(losses) on investments                  (4.23)                 (2.02)
                                                                 -----------------     ------------------
  Total income/(loss) from investment activities                             (4.17)                 (1.98)
                                                                 -----------------     ------------------
Net Asset Value, End of Period                                   $           23.85     $            28.02
                                                                 =================     ==================
Total Return                                                                (14.88)%                (6.60)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      11,897,670     $       20,088,893
Ratio of expenses to average net assets                                       1.98%                  2.10%(d)
Ratio of net investment income/(loss) to average net assets                   0.22%                  0.16%(d)
Ratio of expenses to average net assets*                                      2.14%                  2.10%(d)
Portfolio turnover                                                           1,341%                 1,330%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP HEALTHCARE

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                     FOR THE           JANUARY 23, 2001(a)
                                                                    YEAR ENDED              THROUGH
                                                                 DECEMBER 31, 2002      DECEMBER 31, 2001
                                                                 -----------------     ------------------
Net Asset Value, Beginning of Period                             $           28.43     $            30.00
                                                                 -----------------     ------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.13)(b)              (0.30)(b)
  Net realized and unrealized gains/(losses) on investments                  (6.32)                 (1.27)
                                                                 -----------------     ------------------
  Total income/(loss) from investment activities                             (6.45)                 (1.57)
                                                                 -----------------     ------------------
Net Asset Value, End of Period                                   $           21.98     $            28.43
                                                                 =================     ==================
Total Return                                                                (22.69)%                (5.23)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      14,622,478     $       33,227,245
Ratio of expenses to average net assets                                       1.98%                  2.06%(d)
Ratio of net investment income/(loss) to average net assets                  (0.54)%                (1.10)%(d)
Ratio of expenses to average net assets*                                      2.14%                  2.06%(d)
Portfolio turnover                                                             897%                 1,032%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP TECHNOLOGY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                     FOR THE           JANUARY 22, 2001(a)
                                                                    YEAR ENDED              THROUGH
                                                                 DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                 -----------------     ------------------
Net Asset Value, Beginning of Period                             $           17.97     $            30.00
                                                                 -----------------     ------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.24)(b)              (0.34)(b)
  Net realized and unrealized gains/(losses) on investments                  (7.07)                (11.69)
                                                                 -----------------     ------------------
  Total income/(loss) from investment activities                             (7.31)                (12.03)
                                                                 -----------------     ------------------
Net Asset Value, End of Period                                   $           10.66     $            17.97
                                                                 =================     ==================
Total Return                                                                (40.68)%               (40.10)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                          $      15,271,221     $       15,409,820
Ratio of expenses to average net assets                                       1.98%                  2.10%(d)
Ratio of net investment income/(loss) to average net assets                  (1.77)%                (1.91)%(d)
Ratio of expenses to average net assets*                                      2.27%                  2.10%(d)
Portfolio turnover                                                           1,208%                 2,548%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds VP, write us at:

     ProFunds

     P.O. Box 182800
     Columbus, OH 43218-2800

     or call our toll-free numbers:
     (888) PRO-FNDS (888) 776-3637 For Investors
     (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

     or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices
Bethesda, MD

                                     [LOGO]
                                    PROFUNDS

                            INNOVATIONS IN INDEXING(TM)

                                       Investment Company Act File No. 811-08239
                                                                       PROVP0503

CLASSIC PROFUNDS VP
Bull
Small-Cap
OTC
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Small-Cap
Short OTC

SECTOR PROFUNDS VP
Basic Materials
Biotechnology
Energy
Financial
Healthcare
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

BOND BENCHMARKED PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity

PROFUND VP MONEY MARKET
Prospectus

May 1, 2003

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]
ProFunds

TABLE OF CONTENTS

3              PROFUNDS VP OVERVIEW

5              CLASSIC PROFUNDS VP
6              Bull
8              Small-Cap
10             OTC
12             Mid-Cap Value
13             Mid-Cap Growth
14             Small-Cap Value
15             Small-Cap Growth
16             Asia 30
18             Europe 30

20             ULTRA PROFUNDS VP
21             UltraBull
23             UltraMid-Cap
25             UltraSmall-Cap
27             UltraOTC

29             INVERSE PROFUNDS VP
30             Bear
32             Short Small-Cap
33             Short OTC

34             SECTOR PROFUNDS VP
35             Basic Materials
47             Biotechnology
39             Energy
41             Financial
43             Healthcare
45             Precious Metals
46             Real Estate
48             Semiconductor
50             Technology
52             Telecommunications

54             Utilities
56             BOND BENCHMARKED PROFUNDS VP
57             U.S. Government Plus
58             Rising Rates Opportunity

59             PROFUND VP MONEY MARKET

62             STRATEGIES AND RISKS

68             PROFUNDS MANAGEMENT

72             GENERAL PROFUNDS VP INFORMATION

76             FINANCIAL HIGHLIGHTS

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark./1/

Classic ProFunds VP: Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

PROFUND VP              INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
Bull                    S&P 500 Index(R)                      Match (100%)          Diverse, widely traded, large capitalization
Small-Cap               Russell 2000(R) Index                 Match (100%)          Diverse, small capitalization
OTC                     NASDAQ-100(R) Index                   Match (100%)          Large capitalization, non-financial
                                                                                    companies listed on The NASDAQ Stock Market
Mid-Cap Value           S&P MidCap 400/Barra Value Index      Match (100%)          Diverse, widely traded, mid-capitalization
Mid-Cap Growth          S&P MidCap 400/Barra Growth Index     Match (100%)          Diverse, widely traded, mid-capitalization
Small-Cap Value         S&P SmallCap 600/Barra Value Index    Match (100%)          Diverse, small capitalization
Small-Cap Growth        S&P SmallCap 600/Barra Growth Index   Match (100%)          Diverse, small capitalization
Asia 30                 ProFunds Asia 30 Index                Match (100%)          Companies whose principal offices are located in
                                                                                    countries of the Asia/Pacific region, excluding
                                                                                    Japan, whose securities are traded in the U.S.
Europe 30               ProFunds Europe 30 Index              Match (100%)          Companies whose principal offices are
                                                                                    located  in European countries, whose
                                                                                    securities are traded in the U.S.

Ultra ProFunds VP: Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of their benchmark indexes.

PROFUND VP              INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
UltraBull               S&P 500 Index                         Double (200%)         Diverse, widely traded, large capitalization
UltraMid-Cap            S&P MidCap 400 Index                  Double (200%)         Diverse, widely traded, mid-capitalization
UltraSmall-Cap          Russell 2000 Index                    Double (200%)         Diverse, small capitalization
UltraOTC                NASDAQ-100 Index                      Double (200%)         Large capitalization, non-financial
                                                                                    companies listed on The NASDAQ Stock Market

Inverse ProFunds VP: Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of their benchmark indexes.

PROFUND VP              INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
Bear                    S&P 500 Index                         100% of the Inverse   Diverse, widely traded, large capitalization
Short Small-Cap         Russell 2000 Index                    100% of the Inverse   Diverse, small capitalization
Short OTC               NASDAQ-100 Index                      100% of the Inverse   Large capitalization, non-financial
                                                                                    companies listed on The NASDAQ Stock Market

----------
/1/ A benchmark may be any standard of investment performance to which a mutual fund seeks to measure its return, such as a stock index or a multiple thereof. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S & P 500 Index(R).

Sector ProFunds VP: Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

PROFUND VP                INDEX                       DAILY BENCHMARK                      TYPES OF COMPANIES IN INDEX
Basic Materials         Dow Jones U.S. Basic                  Match (100%)          Securities within the basic materials sector of
                        Materials Sector Index                                      the U.S. equity market
Biotechnology           Dow Jones U.S.                        Match (100%)          Securities representing the biotechnology
                        Biotechnology Index                                         industry in the U.S. equity market
Energy                  Dow Jones U.S. Energy                 Match (100%)          Securities within the energy sector of the U.S.
                        Sector Index                                                equity market
Financial               Dow Jones U.S. Financial              Match (100%)          Securities within the financial sector of the
                        Sector Index                                                U.S. equity market
Healthcare              Dow Jones U.S. Healthcare             Match (100%)          Securities within the healthcare sector of the
                        Sector Index                                                U.S. equity market
Precious Metals         Philadelphia Stock                    Match (100%)          Securities of companies involved in the gold and
                        Exchange(R) Gold/Silver                                     silver mining industry
                        Sector(SM) Index
Real Estate             Dow Jones U.S. Real                   Match (100%)          Securities representing the real estate
                        Estate Index                                                industry in the U.S. equity market
Semiconductor           Dow Jones U.S.                        Match (100%)          Securities representing the semiconductor
                        Semiconductor Index                                         industry in the U.S. equity market
Technology              Dow Jones U.S. Technology             Match (100%)          Securities within the technology sector of the
                        Sector Index                                                U.S. equity market
Telecommunications      Dow Jones U.S.                        Match (100%)          Securities within the telecommunications sector
                        Telecommunications Sector                                   of the U.S. equity market
                        Index
Utilities               Dow Jones U.S. Utilities              Match (100%)          Securities within the utilities sector of the
                        Sector Index                                                U.S. equity market

Bond Benchmarked ProFunds VP: Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the most recently issued 30-year U.S. Treasury Bond.

PROFUND VP              SECURITY                              DAILY BENCHMARK                     TYPES OF SECURITIES
U.S. Government Plus    Most recently issued                  125%                  U.S. Treasury securities
                        30-year U.S. Treasury Bond
Rising Rates            Most recently issued                  125% of the Inverse   U.S. Treasury securities
Opportunity             30-year U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

CLASSIC PROFUNDS VP

         PROFUND VP                    INDEX                                          DAILY BENCHMARK
         Bull                          S&P 500 Index                                  Match (100%)
         Small-Cap                     Russell 2000 Index                             Match (100%)
         OTC                           NASDAQ-100 Index                               Match (100%)
         Mid-Cap Value                 S&P MidCap 400/Barra Value Index               Match (100%)
         Mid-Cap Growth                S&P MidCap 400/Barra Growth Index              Match (100%)
         Small-Cap Value               S&P SmallCap 600/Barra Value Index             Match (100%)
         Small-Cap Growth              S&P SmallCap 600/Barra Growth Index            Match (100%)
         Asia 30                       ProFunds Asia 30 Index                         Match (100%)
         Europe 30                     ProFunds Europe 30 Index                       Match (100%)

Classic ProFunds VP may be appropriate for investors who want to achieve investment results approximating the daily performance of a particular index.

PROFUND VP BULL

Investment Objective. ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bull are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

For more information on ProFund VP Bull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bull by comparing average annual total returns of ProFund VP Bull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -23.98%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bull for one quarter was 7.73% (quarter ended December 31, 2002) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE YEAR       SINCE INCEPTION       INCEPTION DATE
AS OF DECEMBER 31, 2002
PROFUND VP BULL                     -23.98%               -20.45%             05/01/01
------------------------------------------------- ------------------------------------
S&P 500 Index(1)                    -23.37%               -19.62%             05/01/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.91%
                                                                 ---------
Total Annual ProFund Operating Expenses                              1.91%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Bull           $    194   $       600   $    1,032   $   2,233

PROFUND VP SMALL - CAP

Investment Objective. ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP Small-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Small-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Small-Cap for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Small-Cap by comparing average annual total returns of ProFund VP Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -22.44%

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap for one quarter was 4.24% (quarter ended March 31, 2002) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS ONE YEAR SINCE INCEPTION INCEPTION DATE AS OF DECEMBER 31, 2002
ProFund VP Small-Cap             -22.44%              -16.62%          05/01/01
-------------------------------------------------------------------------------
Russell 2000 Index(1)            -21.58%              -13.77%          05/01/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.97%
                                                                 ---------
Total Annual ProFund Operating Expenses                              1.97%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP                $    200   $       618   $    1,062   $   2,296
Small-Cap

PROFUND VP OTC

Investment Objective. ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. "OTC" in the name of ProFund VP OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP OTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the NASDAQ-100 Index. ProFund VP OTC may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP OTC are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

For more information on ProFund VP OTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP OTC for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP OTC by comparing average annual total returns of ProFund VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -38.62%

During the period covered in the bar chart, the highest return on shares of ProFund VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS ONE YEAR SINCE INCEPTION INCEPTION DATE AS OF DECEMBER 31, 2002
ProFund VP OTC                     -38.62%             -41.06%          01/22/01
--------------------------------------------------------------------------------
NASDAQ-100 Index(1)                -37.58%             -39.90%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.03%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.03%
Fee Waivers/Reimbursements**                                        -0.05%
                                                                ----------
 Total Net Annual ProFund Operating Expenses                         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP OTC            $    201   $       632   $    1,089   $   2,354

PROFUND VP MID - CAP VALUE

Investment Objective. ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index.

The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios (238 stocks as of March 31, 2003). The Index is rebalanced semi-annually on or about January 1st and July 1st and consists of approximately half of the companies in the S&P MidCap 400 Index. As of March 31, 2003, the S&P MidCap 400/Barra Value Index included companies with capitalizations between $194.4 million and $4.9 billion.

Principal Investment Strategy. ProFund VP Mid-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Mid-Cap Value are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, mid-cap company investment risk and value investing risk.

For more information on ProFund VP Mid-Cap Value's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Mid-Cap Value commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Value.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.25%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.25%
Fee Waivers/Reimbursements**                                        -0.27%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Mid-Cap Value  $    201   $       677   $    1,180   $   2,564

PROFUND VP MID - CAP  GROWTH

Investment Objective. ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index.

The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios (162 stocks as of March 31, 2003). The Index is rebalanced semi-annually on or about January 1st and July 1st and consists of approximately half of the companies in the S&P MidCap 400 Index. As of March 31, 2003, the S&P MidCap 400/Barra Growth Index included companies with capitalizations between $162.3 million and $8.3 billion.

Principal Investment Strategy. ProFund VP Mid-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Mid-Cap Growth are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, mid-cap company investment risk and growth investing risk.

For additional information on ProFund VP Mid-Cap Growth's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Mid-Cap Growth commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Growth.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.22%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.22%
Fee Waivers/Reimbursements**                                        -0.24%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Mid-Cap        $    201   $       671   $    1,168   $   2,536
 Growth

PROFUND VP SMALL - CAP VALUE

Investment Objective. ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index.

The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600(R) Index that have comparatively low price-to-book ratios (388 stocks as of March 31, 2003). The S&P SmallCap 600 Index is an unmanaged index comprising 600 domestic stocks, with a market capitalization generally valued at under one and a half billion dollars, chosen for market size, liquidity and industry group representation. The Index comprises stocks from the industrial, utility, financial and transportation sectors. The Index is rebalanced twice per year. As of March 31, 2003, the S&P SmallCap 600/Barra Value Index included companies with capitalizations between $30.7 million and $1.5 billion.

Principal Investment Strategy. ProFund VP Small-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P SmallCap 600/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap Value are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, small-cap company investment risk and value investing risk.

For more information on ProFund VP Small-Cap Value's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Small-Cap Value commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Value.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.45%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.45%
Fee Waivers/Reimbursements**                                        -0.47%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Small-Cap      $    201   $       719   $    1,263   $   2,751
 Value

PROFUND VP SMALL - CAP GROWTH

Investment Objective. ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index.

The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios (212 stocks as of March 31, 2003). The S&P SmallCap 600 Index is an unmanaged index comprising 600 domestic stocks, with a market capitalization generally valued at under one and a half billion dollars, chosen for market size, liquidity and industry group representation. The Index comprises stocks from the industrial, utility, financial and transportation sectors. As of March 31, 2003, the S&P SmallCap 600/Barra Growth Index included companies with capitalizations between $77.6 million and $2.4 billion.

Principal Investment Strategy. ProFund VP Small-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P SmallCap 600/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap Growth are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, small-cap company investment risk and growth investing risk.

For more information on ProFund VP Small-Cap Growth's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Small-Cap Growth commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Growth.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.20%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.20%
Fee Waivers/Reimbursements**                                        -0.22%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Small-Cap      $    201   $       667   $    1,160   $   2,517
 Growth

PROFUND VP ASIA 30

Investment Objective. ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2003, the ProFunds Asia 30 Index included companies with capitalizations between $870.7 million and $39.0 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Principal Investment Strategy. ProFund VP Asia 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Asia 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities of Asian companies contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Asia 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Asia 30 will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Asia 30 are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk, foreign investment risk and small-cap company investment risk.

To the extent ProFunds Asia 30 Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up ProFund VP Asia 30's investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on ProFund VP Asia 30's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Asia 30 commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Asia 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.03%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.03%
Fee Waivers/Reimbursements**                                        -0.05%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Asia 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Asia 30        $    201   $       632   $    1,089   $   2,354

PROFUND VP EUROPE 30

Investment Objective. ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2003, the ProFunds Europe 30 Index included companies with capitalizations between $10.3 billion and $143.7 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Principal Investment Strategy. ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Europe 30 are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk and foreign investment risk.

For more information on ProFund VP Europe 30's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Europe 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of ProFund VP Europe 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Europe 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -12.75%           2001    -24.14%        2002        -25.76%

During the period covered in the bar chart, the highest return on shares of ProFund VP Europe 30 for one quarter was 10.63% (quarter ended December 31,
2002) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                       ONE YEAR     SINCE INCEPTION    INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Europe 30                                  -25.76%            -14.61%         10/18/99
-------------------------------------------------------------------------------------------------
Dow Jones STOXX 50 Index(1)(2)                        -22.90%            -12.48%         10/18/99
ProFunds Europe 30 Index(1)                           -23.52%            -14.60%         10/18/99

(1) Reflects no deduction for fees or expenses.
(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Europe 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses                                                      1.03%
                                                                ---------
Total Annual ProFund Operating Expenses                             2.03%
Fee Waivers/Reimbursements**                                       -0.05%
                                                                ---------
Total Net Annual ProFund Operating Expenses                         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Europe 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP                $    201   $       632   $    1,089   $   2,354
 Europe 30

ULTRA PROFUNDS VP

        PROFUND VP            INDEX                             DAILY BENCHMARK

        UltraBull             S&P 500 Index                     Double (200%)
        UltraMid-Cap          S&P MidCap 400 Index              Double (200%)
        UltraSmall-Cap        Russell 2000 Index                Double (200%)
        UltraOTC              NASDAQ-100 Index                  Double (200%)

Ultra ProFunds VP may be appropriate for investors who:

     . believe that the value of a particular index will increase, and that by investing with the objective of achieving a multiple of the index's daily return they will achieve superior results.

     . are seeking to approximate an index's daily return with less than the amount required of a conventional index fund.

PROFUND VP ULTRABULL (formerly ProFund VP Bull Plus)

Investment Objective. ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. Prior to May 1, 2003, ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraBull are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP UltraBull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The performance information set forth below was achieved during a period in which ProFund VP UltraBull pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one half times (150%) the daily performance of the S&P 500 Index. The bar chart below shows the performance of ProFund VP UltraBull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP UltraBull by comparing average annual total returns of ProFund VP UltraBull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraBull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -36.11%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraBull for one quarter was 11.02% (quarter ended December 31,
2002) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE YEAR     SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002

ProFund VP UltraBull               -36.11%             -31.23%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                   -23.37%             -19.58%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.12%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.12%
Fee Waivers/Reimbursements**                                        -0.27%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.85%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.85% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP                $    188   $       638   $    1,114   $   2,430
 UltraBull

PROFUND VP ULTRAMID - CAP

Investment Objective. ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P MidCap 400 Index is a widely used measure of mid-size company U.S. stock market performance. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float. As of March 31, 2003, the S&P MidCap 400 Index included companies with capitalizations between $162.3 million and $8.3 billion.

Principal Investment Strategy. ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraMid-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on ProFund VP UltraMid-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP UltraMid-Cap commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraMid-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.36%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.36%
Fee Waivers/Reimbursements**                                        -0.38%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraMid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP                $    201   $       700   $    1,226   $   2,667
 UltraMid-Cap

PROFUND VP ULTRASMALL - CAP

Investment Objective. ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraSmall-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on ProFund VP UltraSmall-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraSmall-Cap by showing the variability of ProFund VP UltraSmall-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraSmall-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraSmall-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -22.14%           2001    -7.61%         2002        -42.61%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraSmall-Cap for one quarter was 43.56% (quarter ended December 31,
2001) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS          ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP UltraSmall-Cap               -42.61%               -19.70%          10/18/99
---------------------------------------------------------------------------------------
Russell 2000 Index(1)                   -21.58%                -2.50%          10/18/99

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraSmall-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.15%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.15%
Fee Waivers/Reimbursements**                                        -0.17%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraSmall-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP                $    201   $       657   $    1,139   $   2,469
 UltraSmall-Cap

PROFUND VP ULTRAOTC

Investment Objective. ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. "OTC" in the name of ProFund VP UltraOTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP UltraOTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the NASDAQ-100 Index. ProFund VP UltraOTC will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraOTC are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on ProFund VP UltraOTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraOTC by showing the variability of ProFund VP UltraOTC returns from year to year and by comparing average annual total returns of ProFund VP UltraOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -73.37%           2001    -68.72%        2002        -68.94%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS          ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP UltraOTC                     -68.94%              -58.21%           10/18/99
---------------------------------------------------------------------------------------
NASDAQ-100 Index(1)                     -37.58%              -23.90%           10/18/99

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.08%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.08%
Fee Waivers/Reimbursements**                                        -0.13%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.95%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP                $    198   $       639   $    1,107   $   2,400
 UltraOTC

INVERSE PROFUNDS VP

         PROFUND VP             INDEX                        DAILY BENCHMARK

         Bear                   S&P 500 Index                100% of the Inverse
         Short Small-Cap        Russell 2000 Index           100% of the Inverse
         Short OTC              NASDAQ-100 Index             100% of the Inverse

Inverse ProFunds VP may be appropriate for investors who:

     . expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

     . want to protect (hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a market downturn they anticipate.

PROFUND VP BEAR

Investment Objective. ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bear takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bear are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk and repurchase agreement risk.

For more information on ProFund VP Bear's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bear for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bear by comparing average annual total returns of ProFund VP Bear to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bear or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        20.82%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bear for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -9.79% (quarter ended December 31, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE YEAR     SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Bear                       20.82%              19.48%        01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                     -23.37%             -19.58%        01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bear.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.03%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.03%
Fee Waivers/Reimbursements**                                        -0.05%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP                $    201   $       632   $    1,089   $   2,354
 Bear

PROFUND VP SHORT SMALL - CAP

Investment Objective. ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP Short Small-Cap invests in financial instruments that should have similar daily price return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short Small-Cap are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, repurchase agreement risk and small-cap company investment risk.

For more information on ProFund VP Short Small-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Short Small-Cap commenced operations on September 3, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short Small-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses**                                                     0.73%
                                                                ----------
Total Annual ProFund Operating Expenses                              1.73%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

** Other expenses are estimates as this ProFund VP had not been in operations for six months as of December 31, 2002.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years
--------------------------------------------------
ProFund VP                  $    176   $       545
 Short Small-Cap

PROFUND VP SHORT OTC

Investment Objective. ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day. "OTC" in the name of ProFund VP Short OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP Short OTC takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the NASDAQ-100 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short OTC are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, repurchase agreement risk and technology investment risk.

For more information on ProFund VP Short OTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Short OTC commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.96%
                                                                ----------
Total Annual ProFund Operating Expenses                              1.96%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP                $    199   $       615   $    1,057   $   2,285
 Short OTC

SECTOR PROFUNDS VP

PROFUND VP                       INDEX                                                   DAILY BENCHMARK

Basic Materials                  Dow Jones U.S. Basic Materials Sector Index             Match (100%)
Biotechnology                    Dow Jones U.S. Biotechnology Index                      Match (100%)
Energy                           Dow Jones U.S. Energy Sector Index                      Match (100%)
Financial                        Dow Jones U.S. Financial Sector Index                   Match (100%)
Healthcare                       Dow Jones U.S. Healthcare Sector Index                  Match (100%)
Precious Metals                  Philadelphia Stock Exchange(R) Gold/Silver Sector(SM)   Match (100%)
                                 Index
Real Estate                      Dow Jones U.S. Real Estate Index                        Match (100%)
Semiconductor                    Dow Jones U.S. Semiconductor Index                      Match (100%)
Technology                       Dow Jones U.S. Technology Sector Index                  Match (100%)
Telecommunications               Dow Jones U.S. Telecommunications Sector Index          Match (100%)
Utilities                        Dow Jones U.S. Utilities Sector Index                   Match (100%)

Sector ProFunds VP may be appropriate for investors who:

     . desire to add investments in economic sectors with perceived above-average growth potential.

     . actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.

     . want to protect (hedge) against anticipated price decreases of other holdings.

     . want to gain investment exposure to a particular economic sector of the U.S. or global economy.

PROFUND VP BASIC MATERIALS

Investment Objective. ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index.

The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.2 billion.

Principal Investment Strategy. ProFund VP Basic Materials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Basic Materials Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Basic Materials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Basic Materials will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Basic Materials are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Basic Materials is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Basic Materials' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Basic Materials commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Basic Materials.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.21%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.21%
Fee Waivers/Reimbursements**                                        -0.23%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Basic Materials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Basic          $    201   $       669   $    1,164   $   2,526
 Materials

PROFUND VP BIOTECHNOLOGY

Investment Objective. ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2003, the weighted average capitalization of the Index was approximately $2.6 billion.

Principal Investment Strategy. ProFund VP Biotechnology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Biotechnology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Biotechnology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Biotechnology are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Biotechnology is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Biotechnology's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Biotechnology for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Biotechnology by comparing average annual total returns of ProFund VP Biotechnology to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Biotechnology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -37.51%

During the period covered in the bar chart, the highest return on shares of ProFund VP Biotechnology for one quarter was -7.99% (quarter ended December 31,
2002) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Biotechnology               -37.51%               -27.92%          01/22/01
--------------------------------------------------------------------------------------
S&P 500 Index(1)                       -23.37%               -19.59%          01/22/01
Dow Jones U.S. Biotechnology Index(1)  -36.48%               -26.43%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Biotechnology.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.16%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.16%
Fee Waivers/Reimbursements**                                        -0.18%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Biotechnology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Biotechnology  $    201   $       659   $    1,143   $   2,479

PROFUND VP ENERGY

Investment Objective. ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index.

The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.2 billion.

Principal Investment Strategy. ProFund VP Energy invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Energy Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Energy may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Energy will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Energy are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Energy is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Energy's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Energy for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Energy by comparing average annual total returns of ProFund VP Energy to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Energy or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -17.04%

During the period covered in the bar chart, the highest return on shares of ProFund VP Energy for one quarter was 7.91% (quarter ended March 31, 2002) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE YEAR      SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Energy                      -17.04%              -12.47%          01/22/01
-------------------------------------------------------------------------------------
S&P 500 Index(1)                       -23.37%              -19.59%          01/22/01
Dow Jones U.S. Energy Sector Index(1)  -15.40%              -11.11%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Energy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.16%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.16%
Fee Waivers/Reimbursements**                                        -0.18%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Energy with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Energy         $    201   $       659   $    1,143   $   2,479

PROFUND VP FINANCIAL

Investment Objective. ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index.

The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2003, the weighted average capitalization of the Index was approximately $6.1 billion.

Principal Investment Strategy. ProFund VP Financial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Financial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Financial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Financial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Financial are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Financial is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Financial's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Financial for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Financial by comparing average annual total returns of ProFund VP Financial to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Financial or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -14.88%

During the period covered in the bar chart, the highest return on shares of ProFund VP Financial for one quarter was 6.00% (quarter ended December 31, 2002) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE YEAR      SINCE INCEPTION       INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Financial                        -14.88%              -11.15%            01/22/01
--------------------------------------------------------------------------------------------
S&P 500 Index(1)                            -23.37%              -19.59%            01/22/01
Dow Jones U.S. Financial Sector Index(1)    -14.37%              -10.20%            01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Financial.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.14%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.14%
Fee Waivers/Reimbursements**                                        -0.16%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Financial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Financial      $    201   $       655   $    1,135   $   2,460

PROFUND VP HEALTHCARE

Investment Objective. ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index.

The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.6 billion.

Principal Investment Strategy. ProFund VP Healthcare invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Healthcare Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Healthcare may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Healthcare will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Healthcare are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Healthcare is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Healthcare's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Healthcare for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Healthcare by comparing average annual total returns of ProFund VP Healthcare to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Healthcare or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -22.69%

During the period covered in the bar chart, the highest return on shares of ProFund VP Healthcare for one quarter was 3.73% (quarter ended December 31,
2002) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                       ONE YEAR     SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Healthcare                                -22.69%             -14.82%          01/22/01
--------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                     -23.37%             -19.59%          01/22/01
Dow Jones U.S. Healthcare Sector Index(1)            -21.85%             -13.89%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Healthcare.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.14%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.14%
Fee Waivers/Reimbursements**                                        -0.16%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Healthcare with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Healthcare     $    201   $       655   $    1,135   $   2,460

PROFUND VP PRECIOUS METALS

Investment Objective. ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold/Silver Sector Index.

The Philadelphia Stock Exchange Gold/Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.0 billion.

Principal Investment Strategy. ProFund VP Precious Metals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Philadelphia Stock Exchange Gold/Silver Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Precious Metals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Precious Metals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Precious Metals are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Precious Metals is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on ProFund VP Precious Metals' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Precious Metals commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Precious Metals.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.98%
                                                                ----------
Total Annual ProFund Operating Expenses                              1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Precious Metals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Precious       $    201   $       621   $    1,068   $   2,306
 Metals

PROFUND VP REAL ESTATE

Investment Objective. ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2003, the weighted average capitalization of the Index was approximately $1.7 billion.

Principal Investment Strategy. ProFund VP Real Estate invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Real Estate may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Real Estate will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Real Estate are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Real Estate is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a REIT that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Real Estate's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Real Estate for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Real Estate by comparing average annual total returns of ProFund VP Real Estate to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Real Estate or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        0.02%

During the period covered in the bar chart, the highest return on shares of ProFund VP Real Estate for one quarter was 7.00% (quarter ended March 31, 2002) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                       ONE YEAR     SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Real Estate                                 0.02%               4.59%          01/22/01
--------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                     -23.37%             -19.59%          01/22/01
Dow Jones U.S. Real Estate Index(1)                   -2.96%               1.01%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Real Estate.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.13%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.13%
Fee Waivers/Reimbursements**                                        -0.15%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Real Estate with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Real Estate    $    201   $       653   $    1,130   $   2,450

PROFUND VP SEMICONDUCTOR

Investment Objective. ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index.

The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2003, the weighted average capitalization of the Index was approximately $5.3 billion.

Principal Investment Strategy. ProFund VP Semiconductor invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Semiconductor Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Semiconductor may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Semiconductor will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Semiconductor are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

In addition to the risks noted above, ProFund VP Semiconductor is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Semiconductor's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Semiconductor commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Semiconductor.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.33%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.33%
Fee Waivers/Reimbursements**                                        -0.35%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Semiconductor with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Semiconductor  $    201   $       694   $    1,214   $   2,639

PROFUND VP TECHNOLOGY

Investment Objective. ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index.

The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.8 billion.

Principal Investment Strategy. ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Technology Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Technology are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Technology's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Technology for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Technology by comparing average annual total returns of ProFund VP Technology to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Technology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -40.68%

During the period covered in the bar chart, the highest return on shares of ProFund VP Technology for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                       ONE YEAR     SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Technology                                -40.68%             -41.34%          01/22/01
--------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                     -23.37%             -19.59%          01/22/01
Dow Jones U.S. Technology Sector Index(1)            -38.82%             -39.65%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Technology.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.27%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.27%
Fee Waivers/Reimbursements**                                        -0.29%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Technology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Technology     $    201   $       682   $    1,189   $   2,583

PROFUND VP TELECOMMUNICATIONS

Investment Objective. ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index.

The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2003, the weighted average capitalization of the Index was approximately $14.3 billion.

Principal Investment Strategy. ProFund VP Telecommunications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Telecommunications Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Telecommunications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Telecommunications will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Telecommunications are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Telecommunications is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Telecommunications' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Telecommunications for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Telecommunications by comparing average annual total returns of ProFund VP Telecommunications to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Telecommunications or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -37.83%

During the period covered in the bar chart, the highest return on shares of ProFund VP Telecommunications for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                             ONE YEAR      SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Telecommunications                              -37.83%              -33.97%          01/22/01
---------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                           -23.37%              -19.59%          01/22/01
Dow Jones U.S. Telecommunications Sector Index(1)          -36.31%              -31.95%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Telecommunications.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.19%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.19%
Fee Waivers/Reimbursements**                                        -0.21%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Telecommunications with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP                $    201   $       665   $    1,115   $   2,507
 Telecommunications

PROFUND VP UTILITIES

Investment Objective. ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index.

The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.4 billion.

Principal Investment Strategy. ProFund VP Utilities invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Utilities Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Utilities may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Utilities will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Utilities are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Utilities is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Utilities' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Utilities for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Utilities by comparing average annual total returns of ProFund VP Utilities to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Utilities or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -23.94%

During the period covered in the bar chart, the highest return on shares of ProFund VP Utilities for one quarter was 3.69% (quarter ended March 31, 2002) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                       ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Utilities                                 -23.94%               -21.45%          01/22/01
----------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                     -23.37%               -19.59%          01/22/01
Dow Jones U.S. Utilities Sector Index(1)             -24.63%               -22.11%          01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Utilities.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.17%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.17%
Fee Waivers/Reimbursements**                                        -0.19%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Utilities with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Utilities      $    201   $       661   $    1,147   $   2,488

BOND BENCHMARKED PROFUNDS VP

     PROFUND                        SECURITY                                            DAILY BENCHMARK
     U.S. Government Plus           Most recently issued 30-year U.S. Treasury Bond     125%
     Rising Rates Opportunity       Most recently issued 30-year U.S. Treasury Bond     125% of the Inverse

ProFund VP U.S. Government Plus may be appropriate for investors who:
     . expect the yield on the most recently issued 30-year U.S. Treasury Bond to decrease.

ProFund VP Rising Rates Opportunity(R) may be appropriate for investors who:
     . expect the yield on the most recently issued 30-year U.S. Treasury Bond to increase.

     . want to protect (hedge) the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

PROFUND VP U.S. GOVERNMENT PLUS

Investment Objective. ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise.

If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP U.S. Government Plus invests in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the daily price movement of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. Government securities and/or financial instruments with similar economic characteristics. ProFund VP U.S. Government Plus will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP U.S. Government Plus are market risk, debt instrument risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP U.S. Government Plus' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP U.S. Government Plus commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other investment companies or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP U.S. Government Plus.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.50%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.96%
                                                                ----------
Total Annual ProFund Operating Expenses                              1.71%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP U.S. Government Plus with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP U.S.           $    174   $       539   $      928   $   2,019
 Government Plus

PROFUND VP RISING RATES OPPORTUNITY

Investment Objective. ProFund VP Rising Rates Opportunity(R) seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall.

If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the inverse of the daily price movement of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP Rising Rates Opportunity are market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP Rising Rates Opportunity's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Rising Rates Opportunity commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Rising Rates Opportunity.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.13%
                                                                ----------
Total Annual ProFund Operating Expenses                              2.13%
Fee Waivers/Reimbursements**                                        -0.15%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising Rates Opportunity with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years  Five Years    Ten Years
-------------------------------------------------------------------------
ProFund VP Rising Rate    $    201   $       653   $    1,130   $   2,450
 Opportunity

PROFUND VP MONEY MARKET

ProFund VP Money Market may be appropriate for investors who:

     . seek a high level of current income consistent with liquidity and preservation of capital.

     . want to maintain a neutral exposure to the stock market. The income earned from an investment in ProFund VP Money Market can keep their capital at work.

PROFUND VP MONEY MARKET

Investment Objective. ProFund VP Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy. ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in ProFund VP Money Market are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. ProFund VP Money Market also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. ProFund VP Money Market buys U.S. Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     . have received the highest short-term rating from two nationally recognized statistical rating organizations;

     . have received the highest short-term rating from one rating organization (if only one organization rates the security);

     .    if unrated, are determined to be of similar quality by ProFund
          Advisors; or

     . have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of ProFund VP Money Market are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. ProFund VP Money Market may invest in other types of instruments, as described in the Statement of Additional Information.

Principal Risk Considerations. The principal risks of investing in ProFund VP Money Market are market risk, interest rate risk, debt instrument risk, active investor risk and repurchase agreement risk. In addition, ProFund VP Money Market is also subject to the following risks:

     . Credit Risk: A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it.

     . Security Selection Risk: While ProFund VP Money Market invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause ProFund VP Money Market's yield to lag behind those of similar money market funds.

     . Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, ProFund VP Money Market may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce ProFund VP Money Market's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

     . Financial Services Industry Concentration Risk: Because ProFund VP Money Market may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in ProFund VP Money Market is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While ProFund VP Money Market tries to maintain a stable net asset value of $1.00 per share, there is no guarantee that ProFund VP Money Market will do so, and you could lose money by investing in this ProFund VP.

For more information on ProFund VP Money Market's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Money Market for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Money Market by showing the variability of the annual total returns of ProFund VP Money Market. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Money Market or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002   0.21%

During the period covered in the bar chart, the highest return on shares of ProFund VP Money Market for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS    ONE YEAR     SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Money Market             0.21%              0.25%           10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for ProFund VP Money Market as of December 31, 2002 was 0.36%.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Money Market.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.51%
                                                                ----------
Total Annual ProFund Operating Expenses                              1.51%
Fee Waivers/Reimbursements**                                        -0.16%
                                                                ----------
Total Net Annual ProFund Operating Expenses                          1.35%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.35% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Money Market with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------
ProFund VP Money Market   $    137   $       462   $      809   $   1,788

STRATEGIES AND RISKS

"The non-money market ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks."

STRATEGIES AND RISKS

More On Strategies: In seeking to achieve the ProFunds VP investment objectives (other than ProFund VP Money Market), of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval. Each ProFund VP reserves the right to substitute a different index or security for the index or security underlying its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The ProFunds VP, other than ProFund VP Money Market, are designed to correspond to the daily performance, the inverse of the daily performance, or a multiple of the daily performance or inverse performance, of a benchmark index - whether the benchmark index is rising or falling. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark index without regard to market conditions, trends or direction. The ProFunds also do not take temporary defensive positions. The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective. In addition to each ProFund VP's principal investment strategy, each ProFund VP is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Under normal circumstances, all Mid-Cap and Small-Cap ProFunds VP, ProFund VP Asia 30, ProFund VP Europe 30 and all Sector ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

IMPORTANT CONCEPTS AND DEFINITIONS:

This section describes important concepts that may be unfamiliar to an investor.

     . Collar is the simultaneous purchase of an equity floor and the sale of an equity cap (specified financial terms are described in this section).

     . Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

     .    Depositary Receipts (DRs), include American Depositary Receipts
          (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

          . ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

          . GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

          . NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

     . Equity Cap is an agreement in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark moves above a certain level, agreed upon in advance.

     . Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

     . Financial Instruments The ProFunds VP (excluding ProFund VP Money Market) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Financial instruments may also be used to produce economically "leveraged" investment results.

     . Floors are agreements in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark falls below a certain level, agreed upon in advance.

     . Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

     . Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.

     . Leverage and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value. Swap agreements, borrowing, futures contracts, short sales, and options on securities indexes and futures contracts all may be used to create leverage. While only certain ProFunds VP employ leverage, all of the ProFunds VP (except ProFund VP Money Market) may use leveraged investment techniques for investment purposes.

     . Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.

     . Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.

     . Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

     . Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.

     . Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.

     . Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.

     . Selling Short is selling a stock, usually borrowed, and buying it back at a later date.

     . Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make.

     . Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

     . U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

More on Risks: Like all investments, the ProFunds VP entail risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about the ProFunds VP, their investment strategies and related risks.

In addition to the general risks described above, the following risks may apply:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

Concentration Risk (ProFund VP Asia 30 and Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in specific market or industry sectors, and the risk that those issuers (or market sector) will perform poorly and therefore negatively impact the ProFunds VP subject to this risk. Each of ProFund VP Short Small-Cap, ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Correlation Risk (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. The following factors, including fees and expenses and income items, may adversely affect a ProFund VP's correlation with its benchmark. A ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive information on purchases and redemptions into or out of a ProFund VP after the relevant exchange or market closes, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution on the last business day of June may impair the ProFunds VP benchmarked to the Russell 2000 Index from meeting their daily investment objective on that day.

Debt Instrument Risk (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

Equity Risk (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The Inverse ProFunds VP respond differently to these risks than positively correlated funds.

Foreign Investment Risk (ProFund VP Asia 30 and ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

Geographic Concentration Risk (ProFund VP Asia 30 and ProFund VP Europe 30 ). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. For example, in 1997 and 1998, the values of some Asian currencies declined significantly, triggering a loss of investor confidence that resulted in a decline in the value of the stock markets, and individual company stocks, in the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. Similarly, European companies could be hurt by such factors as regional economic downturns, policies adopted in the European Economic and Monetary Union, or difficulties experienced as certain countries, and particularly those in Eastern Europe, implement significant free market economic reforms.

Growth Investing Risk (ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Interest Rate Risk (ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Shareholders in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective.

Liquidity Risk (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the Inverse ProFunds VP, ProFund VP Rising Rates Opportunity and ProFund VP Money Market, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP).

Mid-Cap Company Investment Risk (ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Non-Diversification Risk (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Short Sale Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus interest incurred, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus interest accrued, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales involves additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss.

Small-Cap Company Investment Risk (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP UltraSmall-Cap and ProFund VP Short-Small Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

Technology Investment Risk (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Value Investing Risk (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

Volatility Risk (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

PROFUNDS MANAGEMENT

"The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         Bull                                            0.75%
         Small-Cap                                       0.75%
         OTC                                             0.71%
         Europe 30                                       0.71%
         UltraBull                                       0.63%
         UltraSmall-Cap                                  0.61%
         UltraOTC                                        0.67%
         Bear                                            0.71%
         Biotechnology                                   0.61%
         Energy                                          0.60%
         Financial                                       0.62%
         Healthcare                                      0.62%
         Real Estate                                     0.62%
         Technology                                      0.52%
         Telecommunications                              0.58%
         Utilities                                       0.59%
         Money Market                                    0.61%

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         Bull                                            0.15%
         Small-Cap                                       0.15%
         OTC                                             0.14%
         Europe 30                                       0.14%
         UltraBull                                       0.13%
         UltraSmall-Cap                                  0.12%
         UltraOTC                                        0.13%
         Bear                                            0.14%
         Biotechnology                                   0.12%
         Energy                                          0.12%
         Financial                                       0.12%
         Healthcare                                      0.12%
         Real Estate                                     0.12%
         Technology                                      0.10%
         Telecommunications                              0.12%
         Utilities                                       0.12%
         Money Market                                    0.12%

INDEX INFORMATION

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," "500", and "S&P MidCap 400," "Standard &Poor's MidCap 400," "S&P Small-Cap 600," "Standard &Poor's Small-Cap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/Barra Value Index," "S&P SmallCap 600/Barra Growth Index," and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000 Index" is a trademark of the Frank Russell Company. "NASDAQ-100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange or the Frank Russell Company and neither Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company makes any representation regarding the advisability of investing in ProFunds VP.

"Dow Jones" and the name of each Dow Jones sector index are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

     .    Sponsor, endorse, sell or promote Sector ProFunds VP (the "ProFunds
          VP").

     . Recommend that any person invest in the ProFunds VP or any other securities.

     . Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

     . Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

     . Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     . The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices and the data included in such indices;

     . The accuracy or completeness of the Dow Jones sector indices and their data; or

     . The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

GENERAL PROFUNDS VP INFORMATION

"Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES
(All ProFunds VP Except ProFund VP Money Market)

Each ProFund VP calculates its daily share price on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

Each ProFund VP determines its net asset value per share by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. For example, if the Bond Market Association recommends an early close of the bond markets, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may also close early.

CALCULATING THE PROFUND VP MONEY MARKET'S SHARE PRICE

ProFund VP Money Market calculates daily share prices on the basis of the net asset value of shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business. The bond markets or other primary trading markets for ProFund VP Money Market may close early on the day before certain holidays on which the NYSE is closed, and the day after Thanksgiving. If the Bond Market Association recommends an early close of the bond markets, ProFund VP Money Market also may close early. ProFund VP Money Market will cease taking transaction requests at such times, including requests to exchange to or from other ProFunds VP. ProFund VP Money Market's net asset value will normally be $1.00, although ProFund Advisors cannot guarantee that this will always be the case. ProFund VP Money Market uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. As a general policy, ProFunds VP do not announce dividend distribution dates in advance.

ProFund VP U.S. Government Plus and ProFund VP Money Market declare dividends from net investment income daily and pay the dividends on a monthly basis. ProFund VP Real Estate declares dividends from net investment income quarterly and pays the dividends on a quarterly basis. ProFund VP U.S. Government Plus, ProFund VP Money Market and ProFund VP Real Estate will pay annually any long-term capital gains as well as any short-term capital gains that they did not distribute during the year, but reserve the right to include in the dividend any short-term capital gains on securities that they sell. Each of the other ProFunds VP declares and distributes net investment income, if any, and net capital gains, if any, at least annually. Each ProFund VP, however, may declare an additional capital gains distribution if such a distribution would be in the best interest of the shareholders of the ProFund VP.

ProFund VP Money Market may revise these policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant net asset value of $1.00 per share.

PURCHASING AND REDEEMING  SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

FINANCIAL HIGHLIGHTS

The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appear in the annual report of the ProFunds VP for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

PROFUNDS VP
PROFUND VP BULL

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                             FOR THE                 FOR THE PERIOD
                                                                            YEAR ENDED           MAY 1, 2001(a) THROUGH
                                                                        DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                      --------------------      ------------------------
Net Asset Value, Beginning of Period                                  $              26.94      $                  30.00
                                                                      --------------------      ------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.04)(b)                     (0.11)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                             (6.42)                        (2.95)
                                                                      --------------------      ------------------------
  Total income/(loss) from investment activities                                     (6.46)                        (3.06)
                                                                      --------------------      ------------------------
Net Asset Value, End of Period                                        $              20.48      $                  26.94
                                                                      ====================      ========================
Total Return                                                                        (23.98)%                      (10.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                               $         92,749,513      $             20,585,768
Ratio of expenses to average net assets                                               1.91%                         2.25%(d)
Ratio of net investment income/(loss) to average net assets                          (0.18)%                       (0.60)%(d)
Portfolio turnover                                                                     260%                          325%

----------
(a)  Commencement of operations
(b) Per share net investment income(loss) has been calculated using the daily average shares method
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                     FOR THE PERIOD
                                                                            FOR THE                  MAY 1, 2001(a)
                                                                          YEAR ENDED                    THROUGH
                                                                       DECEMBER 31, 2002           DECEMBER 31, 2001
                                                                      --------------------      ------------------------
Net Asset Value, Beginning of Period                                  $              28.56      $                  30.00
                                                                      --------------------      ------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.16)(b)                     (0.10)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                              (6.25)                        (1.34)
                                                                      --------------------      ------------------------
  Total income/(loss) from investment activities                                     (6.41)                        (1.44)
                                                                      --------------------      ------------------------
Net Asset Value, End of Period                                        $              22.15      $                  28.56
                                                                      ====================      ========================
Total Return                                                                        (22.44)%                       (4.80)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                               $         38,611,882      $             19,964,980
Ratio of expenses to average net assets                                               1.97%                         2.25%(d)
Ratio of net investment income/(loss) to average net assets                          (0.62)%                       (0.53)%(d)
Ratio of expenses to average net assets*                                              1.97%                         2.65%(d)
Portfolio turnover                                                                     527%                        2,627%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP OTC

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                           FOR THE                     FOR THE PERIOD
                                                                          YEAR ENDED            JANUARY 22, 2001(a) THROUGH
                                                                       DECEMBER 31, 2002              DECEMBER 31, 2001
Net Asset Value, Beginning of Period                                  $              17.53      $                      30.00
                                                                      --------------------      ----------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.23)(b)                         (0.27)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                             (6.54)                           (12.20)
                                                                      --------------------      ----------------------------
  Total income/(loss) from investment activities                                     (6.77)                           (12.47)
                                                                      --------------------      ----------------------------
Net Asset Value, End of Period                                        $              10.76      $                      17.53
                                                                      ====================      ============================
Total Return                                                                        (38.62)%                          (41.57)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                               $         76,249,564      $                 70,774,480
Ratio of expenses to average net assets                                               1.98%                             1.91%(d)
Ratio of net investment income/(loss) to average net assets                          (1.75)%                           (1.61)%(d)
Ratio of expenses to average net assets*                                              2.03%                             1.91%(d)
Portfolio turnover                                                                     534%                              918%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MID-CAP VALUE

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                                 FOR THE PERIOD
                                                                                                 MAY 1, 2002(a)
                                                                                                     THROUGH
                                                                                                DECEMBER 31, 2002
                                                                                                ------------------
Net Asset Value, Beginning of Period                                                            $            30.00
                                                                                                ------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                               (0.02)(b)
  Net realized and unrealized gains/(losses) on investments and futures contracts                            (6.73)
                                                                                                ------------------
  Total income/(loss) from investment activities                                                             (6.75)
                                                                                                ------------------
Net Asset Value, End of Period                                                                  $            23.25
                                                                                                ==================
Total Return                                                                                                (22.50)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                                         $       12,486,529
Ratio of expenses to average net assets                                                                       1.98%(d)
Ratio of net investment income/(loss) to average net assets                                                  (0.14%)(d)
Ratio of expenses to average net assets*                                                                      2.25%(d)
Portfolio turnover                                                                                           1,361%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MID-CAP GROWTH

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                                  FOR THE PERIOD
                                                                                                  MAY 1, 2002(a)
                                                                                                     THROUGH
                                                                                                DECEMBER 31, 2002
                                                                                                ------------------
Net Asset Value, Beginning of Period                                                            $            30.00
                                                                                                ------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                               (0.21)(b)
  Net realized and unrealized gains/(losses) on investments and futures contracts                            (6.43)
                                                                                                ------------------
  Total income/(loss) from investment activities                                                             (6.64)
                                                                                                ------------------
Net Asset Value, End of Period                                                                  $            23.36
                                                                                                ==================
Total Return                                                                                                (22.13)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                                         $       15,064,138
Ratio of expenses to average net assets                                                                       1.98%(d)
Ratio of net investment income/(loss) to average net assets                                                  (1.32%)(d)
Ratio of expenses to average net assets*                                                                      2.22%(d)
Portfolio turnover                                                                                           1,594%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SMALL-CAP VALUE

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                         FOR THE PERIOD
                                                                         MAY 1, 2002(a)
                                                                            THROUGH
                                                                       DECEMBER 31, 2002
                                                                      --------------------
Net Asset Value, Beginning of Period                                  $              30.00
                                                                      --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.09)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                             (8.40)
                                                                      --------------------
  Total income/(loss) from investment activities                                     (8.49)
                                                                      --------------------
Net Asset Value, End of Period                                        $              21.51
                                                                      ====================
Total Return                                                                        (28.30%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                               $         29,165,434
Ratio of expenses to average net assets                                               1.98%(d)
Ratio of net investment income/(loss) to average net assets                          (0.61%)(d)
Ratio of expenses to average net assets*                                              2.45%(d)
Portfolio turnover                                                                   1,253%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SMALL-CAP GROWTH

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                                  FOR THE PERIOD
                                                                                                  MAY 1, 2002(a)
                                                                                                      THROUGH
                                                                                                 DECEMBER 31, 2002
                                                                                                ------------------
Net Asset Value, Beginning of Period                                                            $            30.00
                                                                                                ------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                               (0.21)(b)
  Net realized and unrealized gains/(losses) on investments and futures contracts                            (6.45)
                                                                                                ------------------
  Total income/(loss) from investment activities                                                             (6.66)
                                                                                                ------------------
Net Asset Value, End of Period                                                                  $            23.34
                                                                                                ==================
Total Return                                                                                                (22.20%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                                         $       23,967,631
Ratio of expenses to average net assets                                                                       1.98%(d)
Ratio of net investment income/(loss) to average net assets                                                  (1.34%)(d)
Ratio of expenses to average net assets*                                                                      2.20%(d)
Portfolio turnover                                                                                           1,260%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ASIA 30

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                        FOR THE PERIOD
                                                                        MAY 1, 2002(a)
                                                                            THROUGH
                                                                       DECEMBER 31, 2002
                                                                      --------------------
Net Asset Value, Beginning of Period                                  $              30.00
                                                                      --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                        0.06(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                             (6.55)
                                                                      --------------------
  Total income/(loss) from investment activities                                     (6.49)
                                                                      --------------------
Net Asset Value, End of Period                                        $              23.51
                                                                      ====================
Total Return                                                                        (21.63)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                               $         18,576,194
Ratio of expenses to average net assets                                               1.98%(d)
Ratio of net investment income/(loss) to average net assets                           0.35%(d)
Ratio of expenses to average net assets*                                              2.03%(d)
Portfolio turnover                                                                   1,321%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP EUROPE 30

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                  FOR THE             FOR THE              FOR THE
                                                                YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 2002   DECEMBER 31, 2001    DECEMBER 31, 2000
                                                             -----------------   -----------------    -----------------
Net Asset Value, Beginning of Period                         $           24.26   $           31.98    $           36.82
                                                             -----------------   -----------------    -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            0.07(b)            (0.04)(b)             0.09(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                 (6.32)              (7.68)               (4.79)
                                                             -----------------   -----------------    -----------------
  Total income/(loss) from investment activities                         (6.25)              (7.72)               (4.70)
                                                             -----------------   -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                    -                   -                (0.14)
                                                             -----------------   -----------------    -----------------
Net Asset Value, End of Period                               $           18.01   $           24.26    $           31.98
                                                             =================   =================    =================
Total Return                                                            (25.76)%            (24.14)%             (12.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $      33,119,003   $      52,253,162    $      25,003,610
Ratio of expenses to average net assets                                   1.98%               1.89%                1.65%
Ratio of net investment income/(loss) to average net assets               0.33%              (0.14)%               0.26%
Ratio of expenses to average net assets*                                  2.03%               1.89%                1.65%
Portfolio turnover                                                       1,280%              1,002%               1,434%

                                                                   FOR THE PERIOD
                                                              OCTOBER 18, 1999(a) THROUGH
                                                                  DECEMBER 31, 1999
                                                             ----------------------------
Net Asset Value, Beginning of Period                         $                      30.00
                                                             ----------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                      (0.04)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                             6.86
                                                             ----------------------------
  Total income/(loss) from investment activities                                     6.82
                                                             ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                               -
                                                             ----------------------------
Net Asset Value, End of Period                               $                      36.82
                                                             ============================
Total Return                                                                        22.73%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $                  3,262,131
Ratio of expenses to average net assets                                              1.78%(d)
Ratio of net investment income/(loss) to average net assets                         (1.00)%(d)
Ratio of expenses to average net assets*                                             2.39%(d)
Portfolio turnover                                                                    100%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRABULL (formerly ProFund VP Bull Plus)

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                     FOR THE PERIOD
                                                                            FOR THE               JANUARY 22, 2001(a)
                                                                          YEAR ENDED                    THROUGH
                                                                       DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                      --------------------      ------------------------
Net Asset Value, Beginning of Period                                  $              22.71      $                  30.00
                                                                      --------------------      ------------------------
  Net investment income/(loss)                                                       (0.08)(b)                     (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                              (8.12)                        (7.20)
                                                                      --------------------      ------------------------
  Total income/(loss) from investment activities                                     (8.20)                        (7.29)
                                                                      --------------------      ------------------------
Net Asset Value, End of Period                                        $              14.51      $                  22.71
                                                                      ====================      ========================
Total Return                                                                        (36.11)%                      (24.30)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                               $         42,287,811      $             64,185,852
Ratio of expenses to average net assets                                               1.98%                         1.94%(d)
Ratio of net investment income/(loss) to average net assets                          (0.46)%                       (0.42)%(d)
Ratio of expenses to average net assets*                                              2.12%                         1.94%(d)
Portfolio turnover                                                                   1,249%                          682%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS
PROFUND VP ULTRAMID-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                        FOR THE PERIOD
                                                                        MAY 1, 2002(a)
                                                                            THROUGH
                                                                       DECEMBER 31, 2002
                                                                      --------------------
Net Asset Value, Beginning of Period                                  $              30.00
                                                                      --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                             (12.59)
                                                                      --------------------
  Total income/(loss) from investment activities                                    (12.68)
                                                                      --------------------
Net Asset Value, End of Period                                        $              17.32
                                                                      ====================
Total Return                                                                        (42.27)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                               $         20,777,243
Ratio of expenses to average net assets                                               1.98%(d)
Ratio of net investment income/(loss) to average net assets                          (0.72)%(d)
Ratio of expenses to average net assets*                                              2.36%(d)
Portfolio turnover                                                                   2,654%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRASMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                  FOR THE              FOR THE              FOR THE
                                                                YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 2002    DECEMBER 31, 2001    DECEMBER 31, 2000
                                                             -----------------    -----------------    -----------------
Net Asset Value, Beginning of Period                         $           25.51    $           27.61    $           35.99
                                                             -----------------    -----------------    -----------------
  Net investment income/(loss)                                           (0.16)(b)            (0.17)(b)            (0.04)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swaps contracts                                (10.71)               (1.93)               (7.90)
                                                             -----------------    -----------------    -----------------
  Total income/(loss) from investment operations                        (10.87)               (2.10)               (7.94)
                                                             -----------------    -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      -                    -                (0.02)
  Net realized gains on investments and futures contracts                    -                    -                (0.42)
                                                             -----------------    -----------------    -----------------
  Total distributions                                                        -                    -                (0.44)
                                                             -----------------    -----------------    -----------------
Net Asset Value, End of Period                               $           14.64    $           25.51    $           27.61
                                                             =================    =================    =================
Total Return                                                            (42.61)%              (7.61)%             (22.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $      30,560,971    $      89,040,827    $      33,387,952
Ratio of expenses to average net assets                                   1.98%                2.11%                1.95%
Ratio of net investment income/(loss) to average net assets              (0.78)%              (0.69)%              (0.12)%
Ratio of expenses to average net assets*                                  2.15%                2.11%                2.24%
Portfolio turnover                                                       1,511%                 842%               1,971%

                                                                   FOR THE PERIOD
                                                             OCTOBER 18, 1999(a) THROUGH
                                                                  DECEMBER 31, 1999
                                                             ----------------------------
Net Asset Value, Beginning of Period                         $                      30.00
                                                             ----------------------------
  Net investment income/(loss)                                                       0.06
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swaps contracts                                             5.93
                                                             ----------------------------
  Total income/(loss) from investment operations                                     5.99
                                                             ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Net realized gains on investments and futures contracts                               -
                                                             ----------------------------
  Total distributions                                                                   -
                                                             ----------------------------
Net Asset Value, End of Period                               $                      35.99
                                                             ============================
Total Return                                                                        19.97%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $                  9,803,920
Ratio of expenses to average net assets                                              1.70%(d)
Ratio of net investment income/(loss) to average net assets                          1.75%(d)
Ratio of expenses to average net assets*                                              2.53%(d)
Portfolio turnover                                                                    686%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRAOTC

For a share of beneficial interest outstanding throughout the periods indicated.

                                                                  FOR THE              FOR THE              FOR THE
                                                                 YEAR ENDED          YEAR ENDED            YEAR ENDED
                                                             DECEMBER 31, 2002    DECEMBER 31, 2001    DECEMBER 31, 2000
                                                             -----------------    -----------------    -----------------
Net Asset Value, Beginning of Period                         $            4.83    $           15.44    $           70.93
                                                             -----------------    -----------------    -----------------
  Net investment income/(loss)                                           (0.04)(b)            (0.11)(b)            (0.40)(b)
  Net realized and unrealized gains/(losses) on investments,
    futures contracts and swap contracts                                 (3.29)              (10.50)              (51.29)
                                                             -----------------    -----------------    -----------------
  Total income/(loss) from investment activities                         (3.33)              (10.61)              (51.69)
                                                             -----------------    -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                    -                    -                (3.80)
                                                             -----------------    -----------------    -----------------
  Total distributions                                                        -                    -                (3.80)
                                                             -----------------    -----------------    -----------------
Net Asset Value, End of Period                               $            1.50    $            4.83    $           15.44
                                                             =================    =================    =================
Total Return                                                           (68.94)%             (68.72)%              (73.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $      53,188,498    $     102,131,351    $     115,497,878
Ratio of expenses to average net assets                                   1.98%                1.95%                1.65%
Ratio of net investment income/(loss) to average net assets              (1.64)%              (1.60)%              (0.79)%
Ratio of expenses to average net assets*                                  2.08%                1.95%                1.65%
Portfolio turnover                                                         982%                 465%                 683%

                                                                    FOR THE PERIOD
                                                             OCTOBER 18, 1999(a) THROUGH
                                                                  DECEMBER 31, 1999
                                                             ----------------------------
Net Asset Value, Beginning of Period                         $                      30.00
                                                             ----------------------------
  Net investment income/(loss)                                                      (0.06)
  Net realized and unrealized gains/(losses) on investments,
    futures contracts and swap contracts                                            40.99
                                                             ----------------------------
  Total income/(loss) from investment activities                                    40.93
                                                             ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                               -
                                                             ----------------------------
  Total distributions                                                                   -
                                                             ----------------------------
Net Asset Value, End of Period                               $                      70.93
                                                             ============================
Total Return                                                                       136.43%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $                 67,897,587
Ratio of expenses to average net assets                                              1.65%(d)
Ratio of net investment income/(loss) to average net assets                         (0.77)(d)
Ratio of expenses to average net assets*                                             1.97%(d)
Portfolio turnover                                                                    101%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BEAR

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                    FOR THE PERIOD
                                                                  FOR THE         JANUARY 22, 2001(a)
                                                                YEAR ENDED             THROUGH
                                                             DECEMBER 31, 2002     DECEMBER 31, 2001
                                                             -----------------    -------------------
Net Asset Value, Beginning of Period                         $           35.07    $             30.00
                                                             -----------------    -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                           (0.23)(b)               0.26(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                   7.53                   4.81(c)
                                                             -----------------    -------------------
  Total income/(loss) from investment activities                          7.30                   5.07
                                                             -----------------    -------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                                  (0.08)                     -
                                                             -----------------    -------------------
Net Asset Value, End of Period                               $           42.29    $             35.07
                                                             =================    ===================
Total Return                                                             20.82%                 16.90%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $      77,937,785    $        37,290,245
Ratio of expenses to average net assets                                   1.98%                  1.89%(e)
Ratio of net investment income/(loss) to average net assets              (0.57)%                 0.77%(e)
Ratio of expenses to average net assets*                                  2.03%                  1.89%(e)
Portfolio turnover                                                           -                  1,144%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

        See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SHORT SMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                       SEPTEMBER 3, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                       --------------------
Net Asset Value, Beginning of Period                                   $              30.00
                                                                       --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                        (0.02)(b)
  Net realized and unrealized gains/(losses) on investments, futures
   contracts and swap contracts                                                       (1.24)
                                                                       --------------------
  Total income/(loss) from investment activities                                      (1.26)
                                                                       --------------------
Net Asset Value, End of Period                                         $              28.74
                                                                       ====================
Total Return                                                                          (4.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                $          2,172,928
Ratio of expenses to average net assets                                                1.73%(d)
Ratio of net investment income/(loss) to average net assets                           (0.23%)(d)
Portfolio turnover                                                                        -

----------
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SHORT OTC

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                         FOR THE PERIOD
                                                                         MAY 1, 2002(a)
                                                                             THROUGH
                                                                        DECEMBER 31, 2002
                                                                       --------------------
Net Asset Value, Beginning of Period                                   $              30.00
                                                                       --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                        (0.09)(b)
  Net realized and unrealized gains/(losses) on investments, futures
   contracts and swap contracts                                                        3.46(c)
                                                                       --------------------
  Total income/(loss) from investment activities                                       3.37
                                                                       --------------------
Net Asset Value, End of Period                                         $              33.37
                                                                       ====================
Total Return                                                                          11.23%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                          14,030,217
Ratio of expenses to average net assets                                                1.96%(e)
Ratio of net investment income/(loss) to average net assets                           (0.39)%(e)
Portfolio turnover                                                                        -

----------
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BASIC MATERIALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   FOR THE PERIOD
                                                                   MAY 1, 2002(a)
                                                                      THROUGH
                                                                 DECEMBER 31, 2002
                                                                -------------------
Net Asset Value, Beginning of Period                            $             30.00
                                                                -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                 0.23(b)
  Net realized and unrealized gains/(losses) on investments                   (4.57)
                                                                -------------------
  Total income/(loss) from investment activities                              (4.34)
                                                                -------------------
Net Asset Value, End of Period                                  $             25.66
                                                                ===================
Total Return                                                                 (14.47)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                         $         3,850,999
Ratio of expenses to average net assets                                        1.98%(d)
Ratio of net investment income/(loss) to average net assets                    1.25%(d)
Ratio of expenses to average net assets*                                       2.21%(d)
Portfolio turnover                                                            2,498%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BIOTECHNOLOGY

For a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                    FOR THE PERIOD
                                                                             FOR THE              JANUARY 22, 2001(a)
                                                                            YEAR ENDED                  THROUGH
                                                                        DECEMBER 31, 2002           DECEMBER 31, 2001
                                                                      --------------------      ------------------------
Net Asset Value, Beginning of Period                                  $              25.44      $                  30.00
                                                                      --------------------      ------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.35)(b)                     (0.48)(b)
  Net realized and unrealized gains/(losses) on investments                          (9.19)                        (4.08)
                                                                      --------------------      ------------------------
  Total income/(loss) from investment activities                                     (9.54)                        (4.56)
                                                                      --------------------      ------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net realized gains on investments                                                  (0.19)                            -
                                                                      --------------------      ------------------------
Net Asset Value, End of Period                                        $              15.71      $                  25.44
                                                                      ====================      ========================
Total Return                                                                        (37.51)%                      (15.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                               $         14,246,035      $             44,246,962
Ratio of expenses to average net assets                                               1.98%                         2.03%(d)
Ratio of net investment income/(loss) to average net assets                          (1.91)%                       (1.98)%(d)
Ratio of expenses to average net assets*                                              2.16%                         2.03%(d)
Portfolio turnover                                                                   1,049%                        1,044%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ENERGY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                          FOR THE PERIOD
                                                                                      FOR THE           JANUARY 22, 2001(a)
                                                                                    YEAR ENDED                THROUGH
                                                                                 DECEMBER 31, 2002       DECEMBER 31, 2001
                                                                                ------------------     ---------------------
Net Asset Value, Beginning of Period                                            $            27.93     $               30.00
                                                                                ------------------     ---------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                               (0.05)(b)                     -(b),(c)
  Net realized and unrealized gains/(losses) on investments and swap contracts               (4.71)                    (2.07)
                                                                                ------------------     ---------------------
  Total income/(loss) from investment activities                                             (4.76)                    (2.07)
                                                                                ------------------     ---------------------
Net Asset Value, End of Period                                                  $            23.17     $               27.93
                                                                                ==================     =====================
Total Return                                                                                (17.04)%                   (6.90)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                         $       19,283,299     $          24,006,712
Ratio of expenses to average net assets                                                       1.98%                     2.05%(e)
Ratio of net investment income/(loss) to average net assets                                  (0.18)%                   (0.01)%(e)
Ratio of expenses to average net assets*                                                      2.16%                     2.05%(e)
Portfolio turnover                                                                           1,632%                    1,169%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP FINANCIAL

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                           FOR THE PERIOD
                                                                  FOR THE               JANUARY 22, 2001 (a)
                                                                YEAR ENDED                     THROUGH
                                                             DECEMBER 31, 2002           DECEMBER 31, 2001
                                                             ------------------       -----------------------
Net Asset Value, Beginning of Period                         $            28.02       $                 30.00
                                                             ------------------       -----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             0.06(b)                       0.04(b)
  Net realized and unrealized gains/(losses) on investments               (4.23)                        (2.02)
                                                             ------------------       -----------------------
  Total income/(loss) from investment activities                          (4.17)                        (1.98)
                                                             ------------------       -----------------------
Net Asset Value, End of Period                               $            23.85       $                 28.02
                                                             ==================       =======================
Total Return                                                             (14.88)%                       (6.60)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $       11,897,670       $            20,088,893
Ratio of expenses to average net assets                                    1.98%                         2.10%(d)
Ratio of net investment income/(loss) to average net assets                0.22%                         0.16%(d)
Ratio of expenses to average net assets*                                   2.14%                         2.10%(d)
Portfolio turnover                                                        1,341%                        1,330%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP HEALTHCARE

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                           FOR THE PERIOD
                                                                   FOR THE              JANUARY 23, 2001(a)
                                                                 YEAR ENDED                   THROUGH
                                                              DECEMBER 31, 2002          DECEMBER 31, 2001
                                                             ------------------       -----------------------
Net Asset Value, Beginning of Period                         $            28.43       $                 30.00
                                                             ------------------       -----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.13)(b)                     (0.30)(b)
  Net realized and unrealized gains/(losses) on investments               (6.32)                        (1.27)
                                                             ------------------       -----------------------
  Total income/(loss) from investment activities                          (6.45)                        (1.57)
                                                             ------------------       -----------------------
Net Asset Value, End of Period                               $            21.98       $                 28.43
                                                             ==================       =======================
Total Return                                                             (22.69)%                       (5.23)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $       14,622,478       $            33,227,245
Ratio of expenses to average net assets                                    1.98%                         2.06%(d)
Ratio of net investment income/(loss) to average net assets               (0.54)%                       (1.10)%(d)
Ratio of expenses to average net assets*                                   2.14%                         2.06%(d)
Portfolio turnover                                                          897%                        1,032%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP PRECIOUS METALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                 FOR THE PERIOD
                                                                                 MAY 1, 2002(a)
                                                                                    THROUGH
                                                                               DECEMBER 31, 2002
                                                                               ------------------
Net Asset Value, Beginning of Period                                           $            30.00
                                                                               ------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                              (0.07)(b)
  Net realized and unrealized gains/(losses) on investments and swap contracts              (0.49)
                                                                               ------------------
  Total income/(loss) from investment activities                                            (0.56)
                                                                               ------------------
Net Asset Value, End of Period                                                 $            29.44
                                                                               ==================
Total Return                                                                                (1.87)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                        $       55,639,445
Ratio of expenses to average net assets                                                      1.98%(d)
Ratio of net investment income/(loss) to average net assets                                 (0.40)%(d)
Portfolio turnover                                                                              -

----------
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP REAL ESTATE

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                   FOR THE            JANUARY 22, 2001(a)
                                                                 YEAR ENDED                 THROUGH
                                                              DECEMBER 31, 2002        DECEMBER 31, 2001
                                                             -------------------    ----------------------
Net Asset Value, Beginning of Period                         $             32.72    $                30.00
                                                             -------------------    ----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                              1.38(b)                   1.53(b)
  Net realized and unrealized gains/(losses) on investments                (1.34)                     1.19(c)
                                                             -------------------    ----------------------
  Total income/(loss) from investment activities                            0.04                      2.72
                                                             -------------------    ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                    (1.37)                        -
  Return of capital                                                        (0.23)                        -
                                                             -------------------    ----------------------
  Total distributions                                                      (1.60)                        -
                                                             -------------------    ----------------------
Net Asset Value, End of Period                               $             31.16    $                32.72
                                                             ===================    ======================
Total Return                                                                0.02%                     9.07%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $        20,920,287    $           39,413,851
Ratio of expenses to average net assets                                     1.98%                     1.99%(e)
Ratio of net investment income/(loss) to average net assets                 4.09%                     5.01%(e)
Ratio of expenses to average net assets*                                    2.13%                     1.99%(e)
Portfolio turnover                                                         1,163%                      753%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SEMICONDUCTOR

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                               FOR THE PERIOD
                                                               MAY 1, 2002(a)
                                                                  THROUGH
                                                              DECEMBER 31, 2002
                                                             ------------------
Net Asset Value, Beginning of Period                         $            30.00
                                                             ------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.24)(b)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                    (14.18)
                                                             ------------------
  Total income/(loss) from investment activities                         (14.42)
                                                             ------------------
Net Asset Value, End of Period                               $            15.58
                                                             ==================
Total Return                                                             (48.07)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $        3,789,765
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets               (1.89)%(d)
Ratio of expenses to average net assets*                                   2.33%(d)
Portfolio turnover                                                          886%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP TECHNOLOGY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                       FOR THE PERIOD
                                                                   FOR THE            JANUARY 22, 2001(a)
                                                                  YEAR ENDED                THROUGH
                                                              DECEMBER 31, 2002        DECEMBER 31, 2001
                                                             -------------------    ----------------------
Net Asset Value, Beginning of Period                         $             17.97    $                30.00
                                                             -------------------    ----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.24)(b)                 (0.34)(b)
  Net realized and unrealized gains/(losses) on investments                (7.07)                   (11.69)
                                                             -------------------    ----------------------
  Total income/(loss) from investment activities                           (7.31)                   (12.03)
                                                             -------------------    ----------------------
Net Asset Value, End of Period                               $             10.66    $                17.97
                                                             ===================    ======================
Total Return                                                              (40.68)%                  (40.10)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $        15,271,221    $           15,409,820
Ratio of expenses to average net assets                                     1.98%                     2.10%(d)
Ratio of net investment income/(loss) to average net assets                (1.77)%                   (1.91)%(d)
Ratio of expenses to average net assets*                                    2.27%                     2.10%(d)
Portfolio turnover                                                         1,208%                    2,548%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP TELECOMMUNICATIONS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                  FOR THE                 FOR THE PERIOD
                                                                 YEAR ENDED         JANUARY 22, 2001(a) THROUGH
                                                              DECEMBER 31, 2002          DECEMBER 31, 2001
                                                             -------------------    ---------------------------
Net Asset Value, Beginning of Period                         $             21.57    $                     30.00
                                                             -------------------    ---------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.10)(b)                      (0.28)(b)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                      (8.06)                         (8.15)
                                                             -------------------    ---------------------------
  Total income/(loss) from investment activities                           (8.16)                         (8.43)
                                                             -------------------    ---------------------------
Net Asset Value, End of Period                               $             13.41    $                     21.57
                                                             ===================    ===========================
Total Return                                                              (37.83)%                       (28.10)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $        16,795,733    $                 4,150,462
Ratio of expenses to average net assets                                     1.98%                          2.17%(d)
Ratio of net investment income/(loss) to average net assets                (0.72)%                        (1.27)(d)
Ratio of expenses to average net assets*                                    2.19%                          2.17%(d)
Portfolio turnover                                                         1,290%                         2,830%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP UTILITIES

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                  FOR THE            JANUARY 22, 2001(a)
                                                                 YEAR ENDED                THROUGH
                                                              DECEMBER 31, 2002        DECEMBER 31, 2001
                                                             -------------------    ----------------------
Net Asset Value, Beginning of Period                         $             24.69    $                30.00
                                                             -------------------    ----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                              0.51(b)                   0.39(b)
  Net realized and unrealized gains/(losses) on investments                (6.42)                    (5.70)
                                                             -------------------    ----------------------
  Total income/(loss) from investment activities                           (5.91)                    (5.31)
                                                             -------------------    ----------------------
Net Asset Value, End of Period                               $             18.78    $                24.69
                                                             ===================    ======================
Total Return                                                              (23.94)%                  (17.70)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $        26,026,095    $           13,420,425
Ratio of expenses to average net assets                                     1.98%                     2.05%(d)
Ratio of net investment income/(loss) to average net assets                 2.31%                     1.44%(d)
Ratio of expenses to average net assets*                                    2.17%                     2.05%(d)
Portfolio turnover                                                         1,461%                    1,008%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP U.S. GOVERNMENT PLUS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                          MAY 1, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                        -------------------
Net Asset Value, Beginning of Period                                    $             30.00
                                                                        -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                         0.12(b)
  Net realized and unrealized gains/(losses) on investments, futures
   contracts and swap contracts                                                        4.89
                                                                        -------------------
  Total income/(loss) from investment activities                                       5.01
                                                                        -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                               (0.89)
                                                                        -------------------
Net Asset Value, End of Period                                          $             34.12
                                                                        ===================
Total Return                                                                          16.90%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                 $       124,928,344
Ratio of expenses to average net assets                                                1.71%(d)
Ratio of net investment income/(loss) to average net assets                            0.56%(d)
Portfolio turnover                                                                      269%

----------
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP RISING RATES OPPORTUNITY

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                FOR THE PERIOD
                                                                MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                             -------------------
Net Asset Value, Beginning of Period                         $             30.00
                                                             -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                    (5.59)
                                                             -------------------
  Total income/(loss) from investment activities                           (5.68)
                                                             -------------------
Net Asset Value, End of Period                               $             24.32
                                                             ===================
Total Return                                                              (18.93)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $         7,167,908
Ratio of expenses to average net assets                                     1.98%(d)
Ratio of net investment income/(loss) to average net assets                (0.49)%(d)
Ratio of expenses to average net assets*                                    2.13%
Portfolio turnover                                                             -

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MONEY MARKET

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                   FOR THE           OCTOBER 29, 2001(a)
                                                                  YEAR ENDED               THROUGH
                                                              DECEMBER 31, 2002       DECEMBER 31, 2001
                                                             -------------------    ---------------------
Net Asset Value, Beginning of Period                         $             1.000    $               1.000
                                                             -------------------    ---------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             0.002                    0.001
                                                             -------------------    ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                   (0.002)                  (0.001)
                                                                                    ---------------------
Net Asset Value, End of Period                               $             1.000    $               1.000
                                                             ===================    =====================
Total Return                                                                0.21%                    0.08%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                      $        69,179,008    $          60,979,654
Ratio of expenses to average net assets                                     1.32%                    1.60%(c)
Ratio of net investment income/(loss) to average net assets                 0.22%                    0.27%(c)
Ratio of expenses to average net assets*                                    1.51%                    1.60%(c)

----------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b)  Not annualized
(c)  Annualized

               See accompanying notes to the financial statements.

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds VP, write us at:

     ProFunds

     P.O. Box 182800
     Columbus, OH 43218-2800

     or call our toll-free numbers:
     (888) PRO-FNDS (888) 776-3637 For Investors
     (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

     or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFunds VP Rising Rate Opportunity and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices
Bethesda, MD

                                     [LOGO]
                                    PROFUNDS

                           INNOVATIONS IN INDEXING(R)

                                       Investment Company Act File No. 811-08239

                                                                       PROVP0503

ULTRA PROFUNDS VP
UltraBull

INVERSE PROFUNDS VP
Bear

BOND BENCHMARKED PROFUNDS VP
Rising Rates Opportunity

Prospectus

May 1, 2003

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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ProFunds

TABLE OF CONTENTS

3       PROFUNDS VP OVERVIEW

4       ULTRA PROFUNDS VP
5       UltraBull

7       INVERSE PROFUNDS VP
8       Bear

10      BOND BENCHMARKED PROFUNDS VP
11      Rising Rates Opportunity

12      STRATEGIES AND RISKS

19      PROFUNDS MANAGEMENT

19      GENERAL PROFUNDS VP INFORMATION

23      FINANCIAL HIGHLIGHTS

PROFUNDS   VP  OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.1

Ultra ProFunds VP: ProFund VP UltraBull seeks to provide daily investment results, before fees and expenses, that double (200%) the daily performance of its benchmark index.

PROFUND VP    INDEX             DAILY BENCHMARK    TYPES OF COMPANIES IN INDEX
UltraBull     S&P 500 Index     Double (200%)      Diverse, widely traded, large
                                                   capitalization

Inverse ProFunds VP: ProFunds VP Bear seeks to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of its benchmark index.

PROFUND VP    INDEX             DAILY BENCHMARK    TYPES OF COMPANIES IN INDEX
Bear          S&P 500 Index     100% of the        Diverse, widely traded, large
                                Inverse            capitalization

Bond Benchmarked ProFunds VP: ProFund VP Rising Rates Opportunity seeks to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse daily performance of the most recently issued 30-year U.S. Treasury Bond.

PROFUND VP    SECURITY          DAILY BENCHMARK    TYPES OF SECURITIES
Rising Rates  Most recently     125% of the        U.S. Treasury securities
Opportunity   issued  30-year   Inverse
              U.S. Treasury
              Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

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/1/ A benchmark may be any standard of investment performance to which a mutual fund seeks to measure its return, such as a stock index or a multiple thereof. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

ULTRA PROFUNDS VP

         PROFUND VP             INDEX                           DAILY BENCHMARK
         UltraBull              S&P 500 Index                   Double (200%)

ProFund VP UltraBull may be appropriate for investors who:

     . believe that the value of the S&P 500 Index will increase, and that by investing with the objective of achieving a multiple of the Index's daily return they will achieve superior results.

     . are seeking to approximate the S&P 500 Index's daily return with less than the amount required of a conventional index fund.

PROFUND  VP  ULTRABULL (formerly ProFund VP Bull Plus)

Investment Objective. ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. Prior to May 1, 2003, ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraBull are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP UltraBull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The performance information set forth below was achieved during a period in which ProFund VP UltraBull pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one half times (150%) the daily performance of the S&P 500 Index. The bar chart below shows the performance of ProFund VP UltraBull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP UltraBull by comparing average annual total returns of ProFund VP UltraBull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraBull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -36.11%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraBull for one quarter was 11.02% (quarter ended December 31,
2002) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS        ONE YEAR    SINCE INCEPTION  INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP UltraBull                -36.11%     -31.23%            01/22/01
--------------------------------    ---------   ---------------  ---------------
S&P 500 Index(1)                    -23.37%     -19.58%            01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------          -----------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.12%
                                                          -----------------
Total Annual ProFund Operating Expenses                              2.12%
Fee Waivers/Reimbursements**                                        -0.27%
                                                          -----------------
Total Net Annual ProFund Operating Expenses                          1.85%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.85% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                  One Year   Three Years    Five Years        Ten Years
--------------    --------   -----------    ----------        ---------
ProFund VP        $    188   $       638    $    1,114        $   2,430
UltraBull

INVERSE PROFUNDS VP

         PROFUND VP             INDEX                        DAILY BENCHMARK
         Bear                   S&P 500 Index                100% of the Inverse


ProFund VP Bear may be appropriate for investors who:

     . expect the value of the S&P 500 Index to decrease and desire to earn a profit as a result of the Index declining.

     . want to protect (hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a market downturn they anticipate.

PROFUND VP BEAR

Investment Objective. ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bear takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bear are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk and repurchase agreement risk.

For more information on ProFund VP Bear's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bear for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bear by comparing average annual total returns of ProFund VP Bear to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bear or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        20.82%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bear for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -9.79% (quarter ended December 31, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE YEAR   SINCE INCEPTION  INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Bear                      20.82%     19.48%                01/22/01
--------------------------------     --------   ---------------  ---------------
S&P 500 Index(1)                     -23.37%    -19.58%               01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bear.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------          -----------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.03%
                                                          -----------------
Total Annual ProFund Operating Expenses                              2.03%
Fee Waivers/Reimbursements**                                        -0.05%
                                                          -----------------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years        Five Years        Ten Years
--------------       --------   -----------        ----------        ---------
ProFund VP           $    201   $       632        $    1,089        $   2,354
Bear

BOND BENCHMARKED PROFUNDS VP

     PROFUND                    SECURITY                     DAILY BENCHMARK
     Rising Rates Opportunity   Most recently issued         125% of the Inverse
                                30-year U.S. Treasury Bond

ProFund VP Rising Rates Opportunity(R) may be appropriate for investors who:

     . expect the yield on the most recently issued 30-year U.S. Treasury Bond to increase.

     . want to protect (hedge) the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

PROFUND VP RISING RATES OPPORTUNITY

Investment Objective. ProFund VP Rising Rates Opportunity(R) seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall.

If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the inverse of the daily price movement of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP Rising Rates Opportunity are market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP Rising Rates Opportunity's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Rising Rates Opportunity commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Rising Rates Opportunity.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------          -----------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.13%
                                                          -----------------
Total Annual ProFund Operating Expenses                              2.13%
Fee Waivers/Reimbursements**                                        -0.15%
                                                          -----------------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising Rates Opportunity with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years     Five Years     Ten Years
-----------------           --------   -----------     ----------     ---------
ProFund VP Rising           $    201   $       653     $    1,130     $   2,450
Rate Opportunity

STRATEGIES AND RISKS

"The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks."

STRATEGIES AND RISKS

More On Strategies: In seeking to achieve the ProFunds VP investment objectives, of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval. Each ProFund VP reserves the right to substitute a different index or security for the index or security underlying its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The ProFunds VP are designed to correspond to the daily performance, the inverse of the daily performance, or a multiple of the daily performance or inverse performance, of a benchmark index - whether the benchmark index is rising or falling. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark index without regard to market conditions, trends or direction. The ProFunds also do not take temporary defensive positions. The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective. In addition to each ProFund VP's principal investment strategy, each ProFund VP is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

IMPORTANT CONCEPTS AND DEFINITIONS:
This section describes important concepts that may be unfamiliar to an investor.

     . Collar is the simultaneous purchase of an equity floor and the sale of an equity cap (specified financial terms are described in this section).
     . Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.
     .    Depositary Receipts (DRs), include American Depositary Receipts
          (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs). . ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
          . GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
          . NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.
     . Equity Cap is an agreement in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark moves above a certain level, agreed upon in advance.
     . Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.
     . Financial Instruments The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Financial instruments may also be used to produce economically "leveraged" investment results.
     . Floors are agreements in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark falls below a certain level, agreed upon in advance.
     . Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.
     . Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.
     . Leverage and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value. Swap agreements, borrowing, futures contracts, short sales, and options on securities indexes and futures contracts all may be used to create leverage. While only certain ProFunds VP employ leverage, all of the ProFunds VP may use leveraged investment techniques for investment purposes.
     . Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.
     . Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.
     . Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.
     . Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.
     . Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.
     . Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.
     . Selling Short is selling a stock, usually borrowed, and buying it back at a later date.
     . Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make.
     . Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
     . U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

More on Risks: Like all investments, the ProFunds VP entail risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about the ProFunds VP, their investment strategies and related risks.

In addition to the general risks described above, the following risks may apply:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including:
1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

Correlation Risk (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. The following factors, including fees and expenses and income items, may adversely affect a ProFund VP's correlation with its benchmark. A ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive information on purchases and redemptions into or out of a ProFund VP after the relevant exchange or market closes, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

Debt Instrument Risk (ProFund VP Rising Rates Opportunity). Each ProFund VP may invest in debt instruments, and ProFund VP Rising Rates Opportunity may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

Equity Risk ( ProFund VP UltraBull and ProFund VP Bear). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. ProFund VP Bear respond differently to these risks than positively correlated funds.

Interest Rate Risk (ProFund VP Rising Rates Opportunity). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (ProFund VP Bear and ProFund VP Rising Rates Opportunity). Shareholders in ProFund VP Bear and ProFund VP Rising Rates Opportunity should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk (ProFund VP Rising Rates Opportunity and ProFund VP UltraBull). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective.

Liquidity Risk (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies.

Investors in the ProFund VP UltraBull should normally lose value on days when the index or security underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the ProFund VP Bear and ProFund VP Rising Rates Opportunity should lose value on days when the index underlying their benchmark or security increases (adverse market conditions for these ProFunds VP).

Non-Diversification Risk (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Short Sale Risk (ProFund VP Bear and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus interest incurred, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus interest accrued, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales involves additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss.

Volatility Risk (ProFund VP UltraBull and ProFund VP Rising Rates Opportunity). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

PROFUNDS MANAGEMENT

"The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         UltraBull                                       0.63%
         Bear                                            0.71%

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         UltraBull                                       0.13%
         Bear                                            0.14%

INDEX INFORMATION

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

GENERAL PROFUNDS VP INFORMATION

"Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES
(All ProFunds VP)

Each ProFund VP calculates its daily share price on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

Each ProFund VP determines its net asset value per share by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. For example, if the Bond Market Association recommends an early close of the bond markets, ProFund VP Rising Rates Opportunity may also close early.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. As a general policy, ProFunds VP do not announce dividend distribution dates in advance. Each of the ProFunds VP declares and distributes net investment income and net capital gains on an annual basis.

PURCHASING AND REDEEMING  SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

FINANCIAL HIGHLIGHTS

The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appear in the annual report of the ProFunds VP for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

PROFUNDS VP
PROFUND VP ULTRABULL (formerly ProFund VP Bull Plus)

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                 FOR THE PERIOD
                                                            FOR THE            JANUARY 22, 2001(a)
                                                           YEAR ENDED               THROUGH
                                                        DECEMBER 31, 2002       DECEMBER 31, 2001
                                                       ------------------      -------------------
Net Asset Value, Beginning of Period                   $            22.71      $             30.00
                                                       ------------------      -------------------
  Net investment income/(loss)                                      (0.08)(b)                (0.09)(b)
  Net realized and unrealized gains/(losses) on
   investments, futures contracts and swap contracts                (8.12)                   (7.20)
                                                       ------------------      -------------------
  Total income/(loss) from investment activities                    (8.20)                   (7.29)
                                                       ------------------      -------------------
Net Asset Value, End of Period                         $            14.51      $             22.71
                                                       ==================      ===================
Total Return                                                       (36.11)%                 (24.30)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                $       42,287,811      $        64,185,852
Ratio of expenses to average net assets                              1.98%                    1.94%(d)
Ratio of net investment income/(loss) to average
 net assets                                                         (0.46)%                  (0.42)%(d)
Ratio of expenses to average net assets*                             2.12%                    1.94%(d)
Portfolio turnover                                                  1,249%                     682%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BEAR

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                 FOR THE PERIOD
                                                            FOR THE            JANUARY 22, 2001(a)
                                                           YEAR ENDED                 THROUGH
                                                        DECEMBER 31, 2002       DECEMBER 31, 2001
                                                       ------------------      -------------------
Net Asset Value, Beginning of Period                   $            35.07      $             30.00
                                                       ------------------      -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                      (0.23)(b)                 0.26(b)
  Net realized and unrealized gains/(losses) on
   investments, futures contracts and swap contracts                 7.53                     4.81(c)
                                                       ------------------      -------------------
  Total income/(loss) from investment activities                     7.30                     5.07
                                                       ------------------      -------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                             (0.08)                       -
                                                       ------------------      -------------------
Net Asset Value, End of Period                         $            42.29      $             35.07
                                                       ==================      ===================
Total Return                                                        20.82%                   16.90%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                $       77,937,785      $        37,290,245
Ratio of expenses to average net assets                              1.98%                    1.89%(e)
Ratio of net investment income/(loss) to average net
 assets                                                             (0.57)%                   0.77%(e)
Ratio of expenses to average net assets*                             2.03%                    1.89%(e)
Portfolio turnover                                                     -                     1,144%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP RISING RATES OPPORTUNITY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                 FOR THE PERIOD
                                                                  MAY 1, 2002(a)
                                                                     THROUGH
                                                                DECEMBER 31, 2002
                                                                -----------------
Net Asset Value, Beginning of Period                            $           30.00
                                                                -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                              (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                     (5.59)
                                                                -----------------
  Total income/(loss) from investment activities                            (5.68)
                                                                -----------------
Net Asset Value, End of Period                                  $           24.32
                                                                =================
Total Return                                                               (18.93)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                         $       7,167,908
Ratio of expenses to average net assets                                      1.98%(d)
Ratio of net investment income/(loss) to average net assets                 (0.49)%(d)
Ratio of expenses to average net assets*                                     2.13%
Portfolio turnover                                                              -

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds VP, write us at:

    ProFunds

    P.O. Box 182800
    Columbus, OH 43218-2800

    or call our toll-free numbers:
    (888) PRO-FNDS (888) 776-3637 For Investors
    (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

    or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices
Bethesda, MD

                                     [LOGO]
                                    PROFUNDS

                           INNOVATIONS IN INDEXING(R)


                                       Investment Company Act File No. 811-08239

                                                                       PROVP0503

CLASSIC PROFUNDS VP
Bull
OTC
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30
Japan

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short OTC

SECTOR PROFUNDS VP
Banks
Basic Materials
Biotechnology
Consumer Cyclical
Consumer Non-Cyclical
Energy
Financial
Healthcare
Industrial
Internet
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

BOND BENCHMARKED PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity

Prospectus

May 1, 2003

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]
ProFunds

TABLE OF CONTENTS

3            PROFUNDS VP OVERVIEW

5            CLASSIC PROFUNDS VP
6            Bull
8            OTC
10           Mid-Cap Value
11           Mid-Cap Growth
12           Small-Cap Value
13           Small-Cap Growth
14           Asia 30
16           Europe 30
18           Japan

20           ULTRA PROFUNDS VP
21           UltraBull
23           UltraMid-Cap
25           UltraSmall-Cap
27           UltraOTC

29           INVERSE PROFUNDS VP
30           Bear
32           Short OTC

33           SECTOR PROFUNDS VP
34           Banks
36           Basic Materials
38           Biotechnology
40           Consumer Cyclical
42           Consumer Non-Cyclical
44           Energy
46           Financial
48           Healthcare
50           Industrial
52           Internet
54           Pharmaceuticals
56           Precious Metals
57           Real Estate
59           Semiconductor
61           Technology
63           Telecommunications
65           Utilities

67           BOND BENCHMARKED PROFUNDS VP
68           U.S. Government Plus
69           Rising Rates Opportunity

70           STRATEGIES AND RISKS

76           PROFUNDS MANAGEMENT

79           GENERAL PROFUNDS VP INFORMATION

83           FINANCIAL HIGHLIGHTS

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark./1/

Classic ProFunds VP: Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

PROFUND VP              INDEX                               DAILY BENCHMARK     TYPES OF COMPANIES IN INDEX
Bull                    S&P 500 Index(R)                    Match (100%)        Diverse, widely traded, large capitalization
OTC                     NASDAQ-100(R) Index                 Match (100%)        Large capitalization, non-financial
                                                                                companies listed on The NASDAQ Stock Market
Mid-Cap Value           S&P MidCap 400/Barra Value Index    Match (100%)        Diverse, widely traded, mid-capitalization
Mid-Cap Growth          S&P MidCap 400/Barra Growth Index   Match (100%)        Diverse, widely traded, mid-capitalization
Small-Cap Value         S&P SmallCap 600/Barra Value Index  Match (100%)        Diverse, small capitalization
Small-Cap Growth        S&P SmallCap 600/Barra Growth       Match (100%)        Diverse, small capitalization
                        Index
Asia 30                 ProFunds Asia 30 Index              Match (100%)        Companies whose principal offices are
                                                                                located in countries of the Asia/Pacific
                                                                                region, excluding Japan, whose securities
                                                                                are traded in the U.S.
Europe 30               ProFunds Europe 30 Index            Match (100%)        Companies whose principal offices are
                                                                                located in European countries, whose
                                                                                securities are traded in the U.S.
Japan                   Nikkei 225 Stock Average            Match (100%)        Large capitalization, widely traded
                                                                                Japanese stocks

Ultra ProFunds VP: Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of their benchmark indexes.

PROFUND VP              INDEX                               DAILY BENCHMARK     TYPES OF COMPANIES IN INDEX
UltraBull               S&P 500 Index                       Double (200%)       Diverse, widely traded, large capitalization
UltraMid-Cap            S&P MidCap 400 Index                Double (200%)       Diverse, widely traded, mid-capitalization
UltraSmall-Cap          Russell 2000 Index                  Double (200%)       Diverse, small capitalization
UltraOTC                NASDAQ-100 Index                    Double (200%)       Large capitalization, non-financial
                                                                                companies listed on The NASDAQ Stock Market

Inverse ProFunds VP: Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily performance of their benchmark indexes.

PROFUND VP              INDEX                        DAILY BENCHMARK            TYPES OF COMPANIES IN INDEX
Bear                    S&P 500 Index                100% of the Inverse        Diverse, widely traded, large capitalization
Short OTC               NASDAQ-100 Index             100% of the Inverse        Large capitalization, non-financial
                                                                                companies listed on The NASDAQ Stock Market

----------
/1/ A benchmark may be any standard of investment performance to which a mutual fund seeks to measure its return, such as a stock index or a multiple thereof. A stock index reflects the price of a group of stocks of specified companies. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

Sector ProFunds VP: Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily performance of their benchmark indexes.

PROFUND VP                INDEX                       DAILY BENCHMARK           TYPES OF COMPANIES IN INDEX
Banks                     Dow Jones U.S. Banks Index  Match (100%)              Securities representing the banking
                                                                                industry in the U.S. equity market
Basic Materials           Dow Jones U.S. Basic        Match (100%)              Securities within the basic materials
                          Materials Sector Index                                sector of the U.S. equity market
Biotechnology             Dow Jones U.S.              Match (100%)              Securities representing the biotechnology
                          Biotechnology Index                                   industry in the U.S. equity market
Consumer Cyclical         Dow Jones U.S. Consumer     Match (100%)              Securities within the consumer cyclical
                          Cyclical Sector Index                                 sector of the U.S. equity market
Consumer Non-Cyclical     Dow Jones U.S. Consumer     Match (100%)              Securities within the consumer non-cyclical
                          Non-Cyclical Sector Index                             sector of the U.S. equity market
Energy                    Dow Jones U.S. Energy       Match (100%)              Securities within the energy sector of the
                          Sector Index                                          U.S. equity market
Financial                 Dow Jones U.S. Financial    Match (100%)              Securities within the financial sector of
                          Sector Index                                          the U.S. equity market
Healthcare                Dow Jones U.S. Healthcare   Match (100%)              Securities within the healthcare sector of
                          Sector Index                                          the U.S. equity market
Industrial                Dow Jones U.S. Industrial   Match (100%)              Securities within the industrial sector of
                          Sector Index                                          the U.S. equity market
Internet                  Dow Jones Composite         Match (100%)              U.S. equity securities of companies that
                          Internet Index                                        generate the majority of their revenue from
                                                                                the Internet
Pharmaceuticals           Dow Jones U.S.              Match (100%)              Securities within the pharmaceuticals
                          Pharmaceuticals Index                                 industry of the U.S. equity market
Precious Metals           Philadelphia Stock          Match (100%)              Securities of companies involved in the
                          Exchange(R) Gold/Silver                               gold and silver mining industry
                          Sector(SM) Index
Real Estate               Dow Jones U.S. Real         Match (100%)              Securities representing the real estate
                          Estate Index                                          industry in the U.S. equity market
Semiconductor             Dow Jones U.S.              Match (100%)              Securities representing the semiconductor
                          Semiconductor Index                                   industry in the U.S. equity market
Technology                Dow Jones U.S. Technology   Match (100%)              Securities within the technology sector of
                          Sector Index                                          the U.S. equity market
Telecommunications        Dow Jones U.S.              Match (100%)              Securities within the telecommunications
                          Telecommunications Sector                             sector of the U.S. equity market
                          Index
Utilities                 Dow Jones U.S. Utilities    Match (100%)              Securities within the utilities sector of
                          Sector Index                                          the U.S. equity market

Bond Benchmarked ProFunds VP: Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the most recently issued 30-year U.S. Treasury Bond.

PROFUND VP                  SECURITY                      DAILY BENCHMARK           TYPES OF SECURITIES
U.S. Government Plus        Most recently issued          125%                      U.S. Treasury securities
                            30-year U.S. Treasury Bond
Rising Rates Opportunity    Most recently issued          125% of the Inverse       U.S. Treasury securities
                            30-year U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program.

CLASSIC PROFUNDS VP

         PROFUND VP         INDEX                                DAILY BENCHMARK
         Bull               S&P 500 Index                        Match (100%)
         OTC                NASDAQ-100 Index                     Match (100%)
         Mid-Cap Value      S&P MidCap 400/Barra Value Index     Match (100%)
         Mid-Cap Growth     S&P MidCap 400/Barra Growth Index    Match (100%)
         Small-Cap Value    S&P SmallCap 600/Barra Value Index   Match (100%)
         Small-Cap Growth   S&P SmallCap 600/Barra Growth Index  Match (100%)
         Asia 30            ProFunds Asia 30 Index               Match (100%)
         Europe 30          ProFunds Europe 30 Index             Match (100%)
         Japan              Nikkei 225 Stock Average             Match (100%)

Classic ProFunds VP may be appropriate for investors who want to achieve investment results approximating the daily performance of a particular index.

PROFUND VP BULL

Investment Objective. ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bull are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

For more information on ProFund VP Bull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bull by comparing average annual total returns of ProFund VP Bull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -23.98%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bull for one quarter was 7.73% (quarter ended December 31, 2002) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS   ONE YEAR       SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Bull                -23.98%        -20.45%                05/01/01
--------------------------------------------------------------------------------
S&P 500 Index(1)               -23.37%        -19.62%                05/01/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.91%
                                                               -----------
Total Annual ProFund Operating Expenses                              1.91%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years   Five Years        Ten Years
--------------------------------------------------------------------------------
ProFund VP Bull                $ 194         $ 600      $ 1,032         $ 2,233

PROFUND VP OTC

Investment Objective. ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. "OTC" in the name of ProFund VP OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP OTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the NASDAQ-100 Index. ProFund VP OTC may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP OTC are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

For more information on ProFund VP OTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP OTC for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP OTC by comparing average annual total returns of ProFund VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -38.62%

During the period covered in the bar chart, the highest return on shares of ProFund VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS      ONE YEAR  SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP OTC                    -38.62%   -41.06%                 01/22/01
------------------------------------------------------------------------------
NASDAQ-100 Index(1)               -37.58%   -39.90%                 01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.03%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.03%
Fee Waivers/Reimbursements**                                        -0.05%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                    One Year   Three Years        Five Years        Ten Years
------------------------------------------------------------------------------
ProFund VP OTC         $ 201        $  632           $ 1,089          $ 2,354

PROFUND VP MID-CAP VALUE

Investment Objective. ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Value Index.

The S&P MidCap 400/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios (238 stocks as of March 31, 2003). The Index is rebalanced semi-annually on or about January 1st and July 1st and consists of approximately half of the companies in the S&P MidCap 400 Index. As of March 31, 2003, the S&P MidCap 400/Barra Value Index included companies with capitalizations between $194.4 million and $4.9 billion.

Principal Investment Strategy. ProFund VP Mid-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Mid-Cap Value are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, mid-cap company investment risk and value investing risk.

For more information on ProFund VP Mid-Cap Value's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Mid-Cap Value commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Value.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.25%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.25%
Fee Waivers/Reimbursements**                                        -0.27%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years      Five Years     Ten Years
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Value       $ 201         $ 677         $ 1,180      $  2,564

PROFUND VP MID-CAP GROWTH

Investment Objective. ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Barra Growth Index.

The S&P MidCap 400/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios (162 stocks as of March 31, 2003). The Index is rebalanced semi-annually on or about January 1st and July 1st and consists of approximately half of the companies in the S&P MidCap 400 Index. As of March 31, 2003, the S&P MidCap 400/Barra Growth Index included companies with capitalizations between $162.3 million and $8.3 billion.

Principal Investment Strategy. ProFund VP Mid-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P MidCap 400/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Mid-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Mid-Cap Growth are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, mid-cap company investment risk and growth investing risk.

For additional information on ProFund VP Mid-Cap Growth's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Mid-Cap Growth commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Growth.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.22%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.22%
Fee Waivers/Reimbursements**                                        -0.24%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years        Five Years        Ten Years
------------------------------------------------------------------------------
ProFund VP Mid-Cap     $  201         $ 671           $ 1,168          $ 2,536
Growth

PROFUND VP SMALL-CAP VALUE

Investment Objective. ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Value Index.

The S&P SmallCap 600/Barra Value Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600(R) Index that have comparatively low price-to-book ratios (388 stocks as of March 31, 2003). The S&P SmallCap 600 Index is an unmanaged index comprising 600 domestic stocks, with a market capitalization generally valued at under one and a half billion dollars, chosen for market size, liquidity and industry group representation. The Index comprises stocks from the industrial, utility, financial and transportation sectors. The Index is rebalanced twice per year. As of March 31, 2003, the S&P SmallCap 600/Barra Value Index included companies with capitalizations between $30.7 million and $1.5 billion.

Principal Investment Strategy. ProFund VP Small-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P SmallCap 600/Barra Value Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap Value are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, small-cap company investment risk and value investing risk.

For more information on ProFund VP Small-Cap Value's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Small-Cap Value commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Value.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.45%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.45%
Fee Waivers/Reimbursements**                                        -0.47%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        One Year   Three Years        Five Years      Ten Years
-------------------------------------------------------------------------------
ProFund VP Small-Cap       $ 201         $ 719           $ 1,263        $ 2,751
Value

PROFUND VP SMALL-CAP GROWTH

Investment Objective. ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Barra Growth Index.

The S&P SmallCap 600/Barra Growth Index is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios (212 stocks as of March 31, 2003). The S&P SmallCap 600 Index is an unmanaged index comprising 600 domestic stocks, with a market capitalization generally valued at under one and a half billion dollars, chosen for market size, liquidity and industry group representation. The Index comprises stocks from the industrial, utility, financial and transportation sectors. As of March 31, 2003, the S&P SmallCap 600/Barra Growth Index included companies with capitalizations between $77.6 million and $2.4 billion.

Principal Investment Strategy. ProFund VP Small-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the S&P SmallCap 600/Barra Growth Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Small-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Small-Cap Growth are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, small-cap company investment risk and growth investing risk.

For more information on ProFund VP Small-Cap Growth's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Small-Cap Growth commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Growth.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.20%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.20%
Fee Waivers/Reimbursements**                                        -0.22%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years        Five Years   Ten Years
--------------------------------------------------------------------------------
ProFund VP Small-Cap           $ 201         $ 667          $  1,160     $ 2,517
Growth

PROFUND VP ASIA 30

Investment Objective. ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2003, the ProFunds Asia 30 Index included companies with capitalizations between $870.7 million and $39.0 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Principal Investment Strategy. ProFund VPAsia 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Asia 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities of Asian companies contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Asia 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Asia 30 will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Asia 30 are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk, foreign investment risk and small-cap company investment risk.

To the extent ProFunds Asia 30 Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up ProFund VP Asia 30's investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on ProFund VP Asia 30's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Asia 30 commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Asia 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.03%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.03%
Fee Waivers/Reimbursements**                                        -0.05%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Asia 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       One Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------------
ProFund VP Asia 30        $ 201        $  632           $ 1,089          $ 2,354

PROFUND VP EUROPE 30

Investment Objective. ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2003, the ProFunds Europe 30 Index included companies with capitalizations between $10.3 billion and $143.7 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

Principal Investment Strategy. ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Europe 30 are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk and foreign investment risk.

For more information on ProFund VP Europe 30's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP Europe 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of ProFund VP Europe 30 to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Europe 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -12.75%           2001    -24.14%        2002        -25.76%

During the period covered in the bar chart, the highest return on shares of ProFund VP Europe 30 for one quarter was 10.63% (quarter ended December 31,
2002) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE YEAR    SINCE INCEPTION  INCEPTION DATE
As of December 31, 2002
ProFund VP Europe 30                 -25.76%     -14.61%             10/18/99
--------------------------------------------------------------------------------
Dow Jones STOXX 50 Index(1)(2)       -22.90%     -12.48%             10/18/99
ProFunds Europe 30 Index(1)          -23.52%     -14.60%             10/18/99

(1)  Reflects no deduction for fees or expenses.
(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Europe 30.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.03%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.03%
Fee Waivers/Reimbursements**                                        -0.05%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Europe 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                   One Year   Three Years        Five Years        Ten Years
----------------------------------------------------------------------------
ProFund VP            $ 201         $ 632           $ 1,089          $ 2,354
Europe 30

PROFUND VP JAPAN

Investment Objective. ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.

Since the Japanese markets are not open when ProFund VP Japan values its shares, ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock Average.

The Nikkei 225 Stock Average is a price-weighted index of 225 large, actively traded Japanese stocks traded on the Tokyo Stock Exchange. The Index is computed and distributed by the Nihon Keizai Shimbun.

Principal Investment Strategy. ProFund VP Japan invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as the Nikkei 225 Stock Average. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Japan may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Japan are market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, active investor risk, repurchase agreement risk and foreign investment risk.

The performance of ProFund VP Japan will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. ProFund VP Japan is also subject to valuation time risk. ProFund VP Japan generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of ProFund VP Japan's performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that over time ProFund VP Japan's performance will correlate highly with the movement of the Nikkei 225 Stock Average.

For more information on ProFund VP Japan's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Japan commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Japan.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.06%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.06%
Fee Waivers/Reimbursements**                                        -0.08%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Japan with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

               One Year   Three Years        Five Years        Ten Years
------------------------------------------------------------------------
ProFund VP        $ 201         $ 638           $ 1,101          $ 2,383
Japan

ULTRA PROFUNDS VP

         PROFUND VP             INDEX                     DAILY BENCHMARK
         UltraBull              S&P 500 Index             Double (200%)
         UltraMid-Cap           S&P MidCap 400 Index      Double (200%)
         UltraSmall-Cap         Russell 2000 Index        Double (200%)
         UltraOTC               NASDAQ-100 Index          Double (200%)

Ultra ProFunds VP may be appropriate for investors who:
     . believe that the value of a particular index will increase, and that by investing with the objective of achieving a multiple of the index's daily return they will achieve superior results.
     . are seeking to approximate an index's daily return with less than the amount required of a conventional index fund.

PROFUND VP ULTRABULL (FORMERLY PROFUND VP BULL PLUS)

Investment Objective. ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. Prior to May 1, 2003, ProFund VP UltraBull was named "ProFund VP Bull Plus" and sought daily investment results that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraBull are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP UltraBull's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The performance information set forth below was achieved during a period in which ProFund VP UltraBull pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.. The bar chart below shows the performance of ProFund VP UltraBull for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP UltraBull by comparing average annual total returns of ProFund VP UltraBull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraBull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -36.11%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraBull for one quarter was 11.02% (quarter ended December 31,
2002) and the lowest return was -26.90% (quarter ended September 30, 2002).

Average Annual Total Returns       One Year     Since Inception   Inception Date
As of December 31, 2002
ProFund VP UltraBull               -36.11%      -31.23%              01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                   -23.37%      -19.58%              01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBull.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.12%
                                                                 ----------
Total Annual ProFund Operating Expenses                              2.12%
Fee Waivers/Reimbursements**                                        -0.27%
                                                                 ----------
Total Net Annual ProFund Operating Expenses                          1.85%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.85% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                    One Year   Three Years        Five Years        Ten Years
-----------------------------------------------------------------------------
ProFund VP            $  188        $  638           $ 1,114          $ 2,430
UltraBull

PROFUND VP ULTRAMID-CAP

Investment Objective. ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The S&P MidCap 400 Index is a widely used measure of mid-size company U.S. stock market performance. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float. As of March 31, 2003, the S&P MidCap 400 Index included companies with capitalizations between $162.3 million and $8.3 billion.

Principal Investment Strategy. ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraMid-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on ProFund VP UltraMid-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP UltraMid-Cap commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraMid-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.36%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.36%
Fee Waivers/Reimbursements**                                        -0.38%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraMid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                    One Year   Three Years        Five Years        Ten Years
-----------------------------------------------------------------------------
ProFund VP            $  201        $  700           $ 1,226         $  2,667
UltraMid-Cap

PROFUND VP ULTRASMALL-CAP

Investment Objective. ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. As of March 31, 2003, the Russell 2000 Index included companies with capitalizations between $3.2 million and $2.1 billion.

Principal Investment Strategy. ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraSmall-Cap are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on ProFund VP UltraSmall-Cap's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraSmall-Cap by showing the variability of ProFund VP UltraSmall-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraSmall-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraSmall-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -22.14%           2001    -7.61%         2002     -42.61%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraSmall-Cap for one quarter was 43.56% (quarter ended December 31,
2001) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS      ONE YEAR       SINCE INCEPTION  INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP UltraSmall-Cap         -42.61%        -19.70%             10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index(1)             -21.58%        -2.50%              10/18/99

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraSmall-Cap.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.15%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.15%
Fee Waivers/Reimbursements**                                        -0.17%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraSmall-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      One Year   Three Years        Five Years        Ten Years
-------------------------------------------------------------------------------
ProFund VP              $  201        $  657           $ 1,139          $ 2,469
UltraSmall-Cap

PROFUND VP ULTRAOTC

Investment Objective. ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day. "OTC" in the name of ProFund VP UltraOTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP UltraOTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily price return characteristics as twice (200%) the NASDAQ-100 Index. ProFund VP UltraOTC will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP UltraOTC are market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on ProFund VP UltraOTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraOTC by showing the variability of ProFund VP UltraOTC returns from year to year and by comparing average annual total returns of ProFund VP UltraOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year
2000    -73.37%           2001    -68.72%        2002        -68.94%

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS     ONE YEAR       SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP UltraOTC              -68.94%        -58.21%              10/18/99
---------------------------------------------------- ---------------------------
NASDAQ-100 Index(1)              -37.58%        -23.90%              10/18/99

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraOTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.08%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.08%
Fee Waivers/Reimbursements**                                        -0.13%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.95%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                 One Year   Three Years        Five Years        Ten Years
--------------------------------------------------------------------------
ProFund VP          $ 198         $ 639           $ 1,107          $ 2,400
UltraOTC

INVERSE PROFUNDS VP

         PROFUND VP             INDEX                        DAILY BENCHMARK

         Bear                   S&P 500 Index                100% of the Inverse
         Short OTC              NASDAQ-100 Index             100% of the Inverse

Inverse ProFunds VP may be appropriate for investors who:

     . expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.
     . want to protect (hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a market downturn they anticipate.

PROFUND VP BEAR

Investment Objective. ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day.

The S&P 500 Index is a widely used measure of large-cap U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor's based on adequate liquidity, appropriate market capitalization, financial viability and public float.

Principal Investment Strategy. ProFund VP Bear takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Bear are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk and repurchase agreement risk.

For more information on ProFund VP Bear's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Bear for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Bear by comparing average annual total returns of ProFund VP Bear to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bear or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        20.82%

During the period covered in the bar chart, the highest return on shares of ProFund VP Bear for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -9.79% (quarter ended December 31, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE YEAR     SINCE INCEPTION     INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Bear                   20.82%       19.48%                 01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                 -23.37%      -19.58%                 01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bear.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.03%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.03%
Fee Waivers/Reimbursements**                                        -0.05%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

              One Year   Three Years        Five Years        Ten Years
-----------------------------------------------------------------------
ProFund VP       $ 201         $ 632           $ 1,089          $ 2,354
Bear

PROFUND VP SHORT OTC

Investment Objective. ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same, on a percentage basis, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same, on a percentage basis, as any increase in the Index when the Index rises on a given day. "OTC" in the name of ProFund VP Short OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Companies selected for inclusion are non-financial companies currently not in bankruptcy proceedings with appropriate trading volumes and adjusted market capitalization.

Principal Investment Strategy. ProFund VP Short OTC takes positions in financial instruments that should have similar daily price return characteristics as the inverse of the NASDAQ-100 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations. The principal risks of investing in ProFund VP Short OTC are market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, repurchase agreement risk and technology investment risk.

For more information on ProFund VP Short OTC's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Short OTC commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short OTC.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       0.96%
                                                                 ---------
Total Annual ProFund Operating Expenses                              1.96%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

               One Year   Three Years        Five Years        Ten Years
------------------------------------------------------------------------
ProFund VP        $ 199         $ 615           $ 1,057          $ 2,285
Short OTC

SECTOR PROFUNDS VP

PROFUND VP                INDEX                                               DAILY BENCHMARK
Banks                     Dow Jones U.S. Banks Index                          Match (100%)
Basic Materials           Dow Jones U.S. Basic Materials Sector Index         Match (100%)
Biotechnology             Dow Jones U.S. Biotechnology Index                  Match (100%)
Consumer Cyclical         Dow Jones U.S. Consumer Cyclical Sector Index       Match (100%)
Consumer Non-Cyclical     Dow Jones U.S. Consumer Non-Cyclical Sector Index   Match (100%)
Energy                    Dow Jones U.S. Energy Sector Index                  Match (100%)
Financial                 Dow Jones U.S. Financial Sector Index               Match (100%)
Healthcare                Dow Jones U.S. Healthcare Sector Index              Match (100%)
Industrial                Dow Jones U.S. Industrial Sector Index              Match (100%)
Internet                  Dow Jones Composite Internet Index                  Match (100%)
Pharmaceuticals           Dow Jones U.S. Pharmaceuticals Index                Match (100%)
Precious Metals           Philadelphia Stock Exchange(R) Gold/Silver          Match (100%)
                          Sector(SM) Index
Real Estate               Dow Jones U.S. Real Estate Index                    Match (100%)
Semiconductor             Dow Jones U.S. Semiconductor Index                  Match (100%)
Technology                Dow Jones U.S. Technology Sector Index              Match (100%)
Telecommunications        Dow Jones U.S. Telecommunications Sector Index      Match (100%)
Utilities                 Dow Jones U.S. Utilities Sector Index               Match (100%)

Sector ProFunds VP may be appropriate for investors who:

     . desire to add investments in economic sectors with perceived above-average growth potential.
     . actively rotate their investments to perceived strong sectors and out of perceived weak sectors, as market and economic conditions change.
     . want to protect (hedge) against anticipated price decreases of other holdings.
     . want to gain investment exposure to a particular economic sector of the U.S. or global economy.

PROFUND VP BANKS

Investment Objective. ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index.

The Dow Jones U.S. Banks Index measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts and building associations and societies. Investment and merchant banks are excluded. As of March 31, 2003, the weighted average capitalization of the Index was approximately $6.7 billion.

Principal Investment Strategy. ProFund VP Banks invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Banks Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Banks may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Banks will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Banks are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Banks is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Banks' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Banks commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Banks.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.11%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.11%
Fee Waivers/Reimbursements**                                        -0.13%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Banks with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      One Year   Three Years        Five Years        Ten Years
-------------------------------------------------------------------------------
ProFund VP Banks         $ 201         $ 648           $ 1,122         $  2,431

PROFUND VP BASIC MATERIALS

Investment Objective. ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Sector Index.

The Dow Jones U.S. Basic Materials Sector Index measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.2 billion.

Principal Investment Strategy. ProFund VP Basic Materials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Basic Materials Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Basic Materials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Basic Materials will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Basic Materials are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Basic Materials is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Basic Materials' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Basic Materials commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Basic Materials.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses                                                       1.21%
                                                                 ---------
Total Annual ProFund Operating Expenses                              2.21%
Fee Waivers/Reimbursements**                                        -0.23%
                                                                 ---------
Total Net Annual ProFund Operating Expenses                          1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Basic Materials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                   One Year   Three Years        Five Years        Ten Years
----------------------------------------------------------------------------
ProFund VP Basic      $ 201         $ 669           $ 1,164          $ 2,526
Materials

PROFUND VP BIOTECHNOLOGY

Investment Objective. ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2003, the weighted average capitalization of the Index was approximately $2.6 billion.

Principal Investment Strategy. ProFund VP Biotechnology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Biotechnology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Biotechnology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Biotechnology are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Biotechnology is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Biotechnology's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Biotechnology for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Biotechnology by comparing average annual total returns of ProFund VP Biotechnology to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Biotechnology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -37.51%

During the period covered in the bar chart, the highest return on shares of ProFund VP Biotechnology for one quarter was -7.99% (quarter ended December 31,
2002) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE YEAR  SINCE INCEPTION  INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Biotechnology               -37.51%   -27.92%            01/22/01
--------------------------------------------------------------------------------
S&P 500 Index(1)                       -23.37%   -19.59%            01/22/01
Dow Jones U.S. Biotechnology Index(1)  -36.48%   -26.43%            01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Biotechnology.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.16%
                                                --------
Total Annual ProFund Operating Expenses            2.16%
Fee Waivers/Reimbursements**                      -0.18%
                                                --------
Total Net Annual ProFund Operating Expenses        1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Biotechnology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years   Five Years   Ten Years
---------------------------------------------------------------------------
ProFund VP Biotechnology   $     201   $       659   $    1,143   $   2,479

PROFUND VP CONSUMER CYCLICAL

Investment Objective. ProFund VP Consumer Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Cyclical Sector Index.

The Dow Jones U.S. Consumer Cyclical Sector Index measures the performance of the consumer cyclical economic sector of the U.S. equity market. Component companies include airlines, auto manufacturers, auto parts, tires, casinos, consumer electronics, recreational products and services, restaurants, lodging, toys, home construction, home furnishings and appliances, footwear, clothing and fabrics. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.5 billion.

Principal Investment Strategy. ProFund VP Consumer Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Cyclical will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Consumer Cyclical are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Consumer Cyclical is also subject to risks faced by companies in the consumer cyclical economic sector, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Cyclical's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Consumer Cyclical commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Cyclical.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.65%
                                                --------
Total Annual ProFund Operating Expenses            2.65%
Fee Waivers/Reimbursements**                      -0.67%
                                                --------
Total Net Annual ProFund Operating Expenses        1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Cyclical with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      One Year   Three Years   Five Years   Ten Years
---------------------------------------------------------------------
ProFund VP Consumer   $    201   $       760   $    1,345   $   2,934
Cyclical

PROFUND VP CONSUMER NON-CYCLICAL

Investment Objective. ProFund VP Consumer Non-Cyclical seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Non-Cyclical Sector Index.

The Dow Jones U.S. Consumer Non-Cyclical Sector Index measures the performance of the consumer non-cyclical economic sector of the U.S. equity market. Component companies include beverage companies, consumer service companies, durable and non-durable household product manufacturers, cosmetic companies, food products and agriculture and tobacco products. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.8 billion.

Principal Investment Strategy. ProFund VP Consumer Non-Cyclical invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Consumer Non-Cyclical Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Consumer Non-Cyclical may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Non-Cyclical will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Consumer Non-Cyclical are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Consumer Non-Cyclical is also subject to risks faced by companies in the consumer non-cyclical economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Non-Cyclical's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Consumer Non-Cyclical commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Non-Cyclical.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.10%
                                                ---------
Total Annual ProFund Operating Expenses             2.10%
Fee Waivers/Reimbursements**                       -0.12%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Non-Cyclical with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      One Year   Three Years   Five Years   Ten Years
---------------------------------------------------------------------
ProFund VP Consumer   $    201   $       646   $    1,118   $   2,422
Non-Cyclical

PROFUND VP ENERGY

Investment Objective. ProFund VP Energy seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Energy Sector Index.

The Dow Jones U.S. Energy Sector Index measures the performance of the energy sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.2 billion.

Principal Investment Strategy. ProFund VP Energy invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Energy Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Energy may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Energy will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Energy are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Energy is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Energy's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Energy for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Energy by comparing average annual total returns of ProFund VP Energy to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Energy or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -17.04%

During the period covered in the bar chart, the highest return on shares of ProFund VP Energy for one quarter was 7.91% (quarter ended March 31, 2002) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Energy                           -17.04%           -12.47%        01/22/01
-------------------------------------------------------------------------------------
S&P 500 Index(1)                            -23.37%           -19.59%        01/22/01
Dow Jones U.S. Energy Sector Index(1)       -15.40%           -11.11%        01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Energy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.16%
                                                --------
Total Annual ProFund Operating Expenses            2.16%
Fee Waivers/Reimbursements**                      -0.18%
                                                --------
Total Net Annual ProFund Operating Expenses        1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Energy with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                    One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------
ProFund VP Energy   $    201   $       659   $    1,143   $   2,479

PROFUND VP FINANCIAL

Investment Objective. ProFund VP Financial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financial Sector Index.

The Dow Jones U.S. Financial Sector Index measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2003, the weighted average capitalization of the Index was approximately $6.1 billion.

Principal Investment Strategy. ProFund VP Financial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Financial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Financial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Financial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Financial are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Financial is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Financial's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Financial for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Financial by comparing average annual total returns of ProFund VP Financial to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Financial or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -14.88%

During the period covered in the bar chart, the highest return on shares of ProFund VP Financial for one quarter was 6.00% (quarter ended December 31, 2002) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                 ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Financial                           -14.88%           -11.15%        01/22/01
----------------------------------------------------------------------------------------
S&P 500 Index(1)                               -23.37%           -19.59%        01/22/01
Dow Jones U.S. Financial Sector Index(1)       -14.37%           -10.20%        01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Financial.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          0.25%
Other Expenses                                     1.14%
                                                --------
Total Annual ProFund Operating Expenses            2.14%
Fee Waivers/Reimbursements**                      -0.16%
                                                --------
Total Net Annual ProFund Operating Expenses        1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Financial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                       One Year   Three Years   Five Years   Ten Years
----------------------------------------------------------------------
ProFund VP Financial   $    201   $       655   $    1,135   $   2,460

PROFUND VP HEALTHCARE

Investment Objective. ProFund VP Healthcare seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Healthcare Sector Index.

The Dow Jones U.S. Healthcare Sector Index measures the performance of the healthcare economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2003, the weighted average capitalization of the Index was approximately $7.6 billion.

Principal Investment Strategy. ProFund VP Healthcare invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Healthcare Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Healthcare may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Healthcare will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Healthcare are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Healthcare is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Healthcare's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Healthcare for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Healthcare by comparing average annual total returns of ProFund VP Healthcare to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Healthcare or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -22.69%

During the period covered in the bar chart, the highest return on shares of ProFund VP Healthcare for one quarter was 3.73% (quarter ended December 31,
2002) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                  ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Healthcare                           -22.69%           -14.82%        01/22/01
-----------------------------------------------------------------------------------------
S&P 500 Index(1)                                -23.37%           -19.59%        01/22/01
Dow Jones U.S. Healthcare Sector Index(1)       -21.85%           -13.89%        01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Healthcare.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.14%
                                                ---------
Total Annual ProFund Operating Expenses             2.14%
Fee Waivers/Reimbursements**                       -0.16%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Healthcare with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        One Year   Three Years   Five Years   Ten Years
-----------------------------------------------------------------------
ProFund VP Healthcare   $    201   $       655   $    1,135   $   2,460

PROFUND VP INDUSTRIAL

Investment Objective. ProFund VP Industrial seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrial Sector Index.

The Dow Jones U.S. Industrial Sector Index measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.8 billion.

Principal Investment Strategy. ProFund VP Industrial invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Industrial Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Industrial may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Industrial will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Industrial are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Industrial is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Industrial's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Industrial commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Industrial.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.65%
                                                ---------
Total Annual ProFund Operating Expenses             2.65%
Fee Waivers/Reimbursements**                       -0.67%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Industrial with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        One Year   Three Years   Five Years   Ten Years
-----------------------------------------------------------------------
ProFund VP Industrial   $    201   $      760    $    1,345   $   2,934

PROFUND VP INTERNET

Investment Objective. ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index.

The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2003, the weighted average capitalization of the Index was approximately $2.5 billion.

Principal Investment Strategy. ProFund VP Internet invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones Composite Internet Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Internet may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Internet will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Internet are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

In addition to the risks noted above, ProFund VP Internet is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Internet's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Internet commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Internet.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.04%
                                                ---------
Total Annual ProFund Operating Expenses             2.04%
Fee Waivers/Reimbursements**                       -0.06%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Internet with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      One Year   Three Years   Five Years   Ten Years
---------------------------------------------------------------------
ProFund VP Internet   $    201   $       634   $    1,093   $   2,364

PROFUND VP PHARMACEUTICALS

Investment Objective. ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2003, the weighted average capitalization of the Index was approximately $24.9 billion.

Principal Investment Strategy. ProFund VP Pharmaceuticals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Pharmaceuticals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Pharmaceuticals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Pharmaceuticals are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Pharmaceuticals is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Pharmaceuticals' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Pharmaceuticals commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Pharmaceuticals.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.12%
                                                ---------
Total Annual ProFund Operating Expenses             2.12%
Fee Waivers/Reimbursements**                       -0.14%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Pharmaceuticals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                    One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------
ProFund VP          $    201   $       650   $    1,126   $   2,441
Pharmaceuticals

PROFUND VP PRECIOUS METALS

Investment Objective. ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Philadelphia Stock Exchange Gold/Silver Sector Index.

The Philadelphia Stock Exchange Gold/Silver Sector Index measures the performance of the gold and silver mining industry of the global equity market. Component companies include companies involved in the mining and production of gold, silver, and other precious metals, precious stones and pearls. The Index does not include producers of commemorative medals and coins that are made of these metals. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.0 billion.

Principal Investment Strategy. ProFund VP Precious Metals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Philadelphia Stock Exchange Gold/Silver Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Precious Metals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Precious Metals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Precious Metals are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Precious Metals is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on ProFund VP Precious Metals' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Precious Metals commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Precious Metals.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      0.98%
                                                ---------
Total Annual ProFund Operating Expenses             1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP Precious Metals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        One Year   Three Years   Five Years   Ten Years
-----------------------------------------------------------------------
ProFund VP Precious     $    201   $       621   $    1,068   $   2,306
Metals

PROFUND VP REAL ESTATE

Investment Objective. ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2003, the weighted average capitalization of the Index was approximately $1.7 billion.

Principal Investment Strategy. ProFund VP Real Estate invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Real Estate may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Real Estate will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Real Estate are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Real Estate is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a REIT that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Real Estate's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Real Estate for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Real Estate by comparing average annual total returns of ProFund VP Real Estate to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Real Estate or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        0.02%

During the period covered in the bar chart, the highest return on shares of ProFund VP Real Estate for one quarter was 7.00% (quarter ended March 31, 2002) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS            ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Real Estate                      0.02%             4.59%        01/22/01
-----------------------------------------------------------------------------------
S&P 500 Index(1)                          -23.37%           -19.59%        01/22/01
Dow Jones U.S. Real Estate Index(1)        -2.96%             1.01%        01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Real Estate.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.13%
                                                ---------
Total Annual ProFund Operating Expenses             2.13%
Fee Waivers/Reimbursements**                       -0.15%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Real Estate with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------
ProFund VP Real Estate     $    201   $       653   $    1,130   $   2,450

PROFUND VP SEMICONDUCTOR

Investment Objective. ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductor Index.

The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2003, the weighted average capitalization of the Index was approximately $5.3 billion.

Principal Investment Strategy. ProFund VP Semiconductor invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Semiconductor Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Semiconductor may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Semiconductor will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Semiconductor are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk.

In addition to the risks noted above, ProFund VP Semiconductor is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Semiconductor's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Semiconductor commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Semiconductor.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.33%
                                                ---------
Total Annual ProFund Operating Expenses             2.33%
Fee Waivers/Reimbursements**                       -0.35%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Semiconductor with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            One Year   Three Years   Five Years   Ten Years
---------------------------------------------------------------------------
ProFund VP Semiconductor    $    201   $       694   $    1,214   $   2,639

PROFUND VP TECHNOLOGY

Investment Objective. ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Sector Index.

The Dow Jones U.S. Technology Sector Index measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2003, the weighted average capitalization of the Index was approximately $4.8 billion.

Principal Investment Strategy. ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Technology Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Technology are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, repurchase agreement risk and technology investment risk. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Technology's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Technology for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Technology by comparing average annual total returns of ProFund VP Technology to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Technology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -40.68%

During the period covered in the bar chart, the highest return on shares of ProFund VP Technology for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                  ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Technology                           -40.68%           -41.34%        01/22/01
-----------------------------------------------------------------------------------------
S&P 500 Index(1)                                -23.37%           -19.59%        01/22/01
Dow Jones U.S. Technology Sector Index(1)       -38.82%           -39.65%        01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Technology.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.27%
                                                ---------
Total Annual ProFund Operating Expenses             2.27%
Fee Waivers/Reimbursements**                       -0.29%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Technology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        One Year   Three Years   Five Years   Ten Years
-----------------------------------------------------------------------
ProFund VP Technology   $    201   $       682   $    1,189   $   2,583

PROFUND VP TELECOMMUNICATIONS

Investment Objective. ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Sector Index.

The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2003, the weighted average capitalization of the Index was approximately $14.3 billion.

Principal Investment Strategy. ProFund VP Telecommunications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Telecommunications Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Telecommunications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Telecommunications will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Telecommunications are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Telecommunications is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Telecommunications' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Telecommunications for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Telecommunications by comparing average annual total returns of ProFund VP Telecommunications to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Telecommunications or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -37.83%

During the period covered in the bar chart, the highest return on shares of ProFund VP Telecommunications for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                          ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Telecommunications                           -37.83%           -33.97%        01/22/01
-------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                        -23.37%           -19.59%        01/22/01
Dow Jones U.S. Telecommunications Sector Index(1)       -36.31%           -31.95%        01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Telecommunications.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.19%
                                                ---------
Total Annual ProFund Operating Expenses             2.19%
Fee Waivers/Reimbursements**                       -0.21%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Telecommunications with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                         One Year   Three Years   Five Years   Ten Years
------------------------------------------------------------------------
ProFund VP               $    201   $       665   $    1,115   $   2,507
Telecommunications

PROFUND VP UTILITIES

Investment Objective. ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Sector Index.

The Dow Jones U.S. Utilities Sector Index measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2003, the weighted average capitalization of the Index was approximately $3.4 billion.

Principal Investment Strategy. ProFund VP Utilities invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily price return characteristics as the Dow Jones U.S. Utilities Sector Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments with similar economic characteristics. ProFund VP Utilities may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Utilities will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations. The principal risks of investing in ProFund VP Utilities are market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk and repurchase agreement risk.

In addition to the risks noted above, ProFund VP Utilities is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Utilities' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. The bar chart below shows the performance of ProFund VP Utilities for the latest calendar year. The table below provides an indication of the risks of investing in ProFund VP Utilities by comparing average annual total returns of ProFund VP Utilities to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Utilities or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31
2002        -23.94%

During the period covered in the bar chart, the highest return on shares of ProFund VP Utilities for one quarter was 3.69% (quarter ended March 31, 2002) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                 ONE YEAR   SINCE INCEPTION   INCEPTION DATE
AS OF DECEMBER 31, 2002
ProFund VP Utilities                           -23.94%           -21.45%        01/22/01
----------------------------------------------------------------------------------------
S&P 500 Index(1)                               -23.37%           -19.59%        01/22/01
Dow Jones U.S. Utilities Sector Index(1)       -24.63%           -22.11%        01/22/01

(1) Reflects no deduction for fees or expenses.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Utilities.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.17%
                                                ---------
Total Annual ProFund Operating Expenses             2.17%
Fee Waivers/Reimbursements**                       -0.19%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Utilities with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                         One Year   Three Years   Five Years   Ten Years
------------------------------------------------------------------------
ProFund VP Utilities     $    201   $       661   $    1,147   $   2,488

BOND BENCHMARKED PROFUNDS VP

     PROFUND                      SECURITY                                           DAILY BENCHMARK
     U.S. Government Plus         Most recently issued 30-year U.S. Treasury Bond    125%
     Rising Rates Opportunity     Most recently issued 30-year U.S. Treasury Bond    125% of the Inverse

ProFund VP U.S. Government Plus may be appropriate for investors who:
     . expect the yield on the most recently issued 30-year U.S. Treasury Bond to decrease.

ProFund VP Rising Rates Opportunity(R)may be appropriate for investors who:
     . expect the yield on the most recently issued 30-year U.S. Treasury Bond to increase.
     . want to protect (hedge) the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

PROFUND VP U.S. GOVERNMENT PLUS

Investment Objective. ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise.

If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP U.S. Government Plus invests in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the daily price movement of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. Government securities and/or financial instruments with similar economic characteristics. ProFund VP U.S. Government Plus will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP U.S. Government Plus are market risk, debt instrument risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP U.S. Government Plus' investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP U.S. Government Plus commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other investment companies or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP U.S. Government Plus.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.50%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      0.96%
                                                ---------
Total Annual ProFund Operating Expenses             1.71%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Example: This example is intended to help you compare the cost of investing in ProFund VP U.S. Government Plus with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                     One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------
ProFund VP U.S.      $    174   $       539   $      928   $   2,019
Government Plus

PROFUND VP RISING RATES OPPORTUNITY

Investment Objective. ProFund VP Rising Rates Opportunity(R) seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall.

If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy. ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily price return characteristics as one and one-quarter times (125%) the inverse of the daily price movement of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations. The principal risks of investing in ProFund VP Rising Rates Opportunity are market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on ProFund VP Rising Rates Opportunity's investment strategies and risks, including a description of the terms listed in bold, please refer to "Strategies and Risks" later in this Prospectus.

Fund Performance. Because ProFund VP Rising Rates Opportunity commenced operations on May 1, 2002, it does not have a record of performance for a full calendar year to compare against other mutual funds or broad measures of securities market performance, such as indices.

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Rising Rates Opportunity.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses                                      1.13%
                                                ---------
Total Annual ProFund Operating Expenses             2.13%
Fee Waivers/Reimbursements**                       -0.15%
                                                ---------
Total Net Annual ProFund Operating Expenses         1.98%

* The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2003. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising Rates Opportunity with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           One Year   Three Years   Five Years   Ten Years
--------------------------------------------------------------------------
ProFund VP Rising Rates    $    201   $       653   $    1,130   $   2,450
Opportunity

STRATEGIES AND RISKS

"The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks."

STRATEGIES AND RISKS

More On Strategies: In seeking to achieve the ProFunds VP investment objectives of seeking daily investment results, before fees and expenses, that correspond to a specific benchmark, ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval. Each ProFund VP reserves the right to substitute a different index or security for the index or security underlying its benchmark. ProFund Advisors does not invest the assets of the ProFunds VP in stocks or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the ProFunds VP. The ProFunds VP are designed to correspond to the daily performance, the inverse of the daily performance, or a multiple of the daily performance or inverse performance, of a benchmark index - whether the benchmark index is rising or falling. Each ProFund VP seeks to remain fully invested at all times in securities or financial instruments that provide exposure to its benchmark index without regard to market conditions, trends or direction. The ProFunds VP also do not take temporary defensive positions. The ProFunds VP do not seek to provide correlation with their benchmarks over a period of time other than daily because mathematical compounding prevents the ProFunds VP from achieving such results.

The ProFunds VP take positions in securities and other financial instruments that ProFund Advisors believes should have similar investment characteristics as, and simulate the movement of, their respective benchmarks. A ProFund VP may invest in securities or instruments that are not included in the index underlying its benchmark if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective. In addition to each ProFund VP's principal investment strategy, each ProFund VP is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective.

Under normal circumstances, all Mid-Cap and Small-Cap ProFunds VP, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, and all Sector ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily price return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

IMPORTANT CONCEPTS AND DEFINITIONS:
This section describes important concepts that may be unfamiliar to an investor.

..    Collar is the simultaneous purchase of an equity floor and the sale of an equity cap (specified financial terms are described in this section).
..    Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.
..    Depositary Receipts (DRs), include American Depositary Receipts (ADRs),
     Global Depositary Receipts (GDRs), and New York Shares (NYSs).
     . ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
     . GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     . NYSs (or "direct shares") are foreign stocks, denominated in U.S.
     dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.
..    Equity Cap is an agreement in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark moves above a certain level, agreed upon in advance.
..    Equity Securities are securities that include common stock, preferred securities, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.
..    Financial Instruments The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index such as futures contracts, options on futures contracts, equity caps, collars, floors, swap agreements, forward contracts, structured notes, options on securities and stock indices and investments covering such positions. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds in order to gain exposure to the appropriate benchmark index or security. Financial instruments may also be used to produce economically "leveraged" investment results.
..    Floors are agreements in which one party, for a premium paid up-front, agrees to pay the other party at a specific time period if a designated stock market benchmark falls below a certain level, agreed upon in advance.
..    Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date.
     Forwards may also be structured for cash settlement, rather than physical delivery.
..    Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date.
..    Leverage and leveraged investment techniques offer a means of magnifying market movements into larger changes in an investment's value. Swap agreements, borrowing, futures contracts, short sales, and options on securities indexes and futures contracts all may be used to create leverage. While only certain ProFunds VP employ leverage, all of the ProFunds VP may use leveraged investment techniques for investment purposes.
..    Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government securities and repurchase agreements.
..    Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give investors the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives you the right to sell a stock at an agreed-upon price on or before a certain date.
..    Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.
..    Repurchase Agreements are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time.
..    Reverse Repurchase Agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time.
..    Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the securities in the index underlying a ProFund VP's benchmark, which have aggregate characteristics similar to those of the index. In addition, a ProFund VP may invest in securities that are not included in the index or may overweight or underweight certain securities or groups of securities contained in the index.
..    Selling Short is selling a stock, usually borrowed, and buying it back at a later date.
..    Structured Notes are complex debt instruments in which the issuer enters into one or more swap arrangements to change the cash flows it is required to make.
..    Swap Agreements are two-party contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
..    U.S. Government Securities are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer's right to borrow from the U.S.
     Treasury and some are backed only by the credit of the issuing organization.

More on Risks: Like all investments, the ProFunds VP entail risks. Many factors affect the value of an investment in a ProFund VP. The factors most likely to have a significant impact on a ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains additional information about the ProFunds VP, their investment strategies and related risks.

In addition to the general risks described above, the following risks may apply:

Active Investor Risk (All ProFunds VP). ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction expenses. In addition, large movements of assets into and out of the ProFunds VP may negatively impact a ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP). The ProFunds VP use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, swap agreements, options on securities and indices, forward contracts and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques may also expose a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including:
1) the risk that an instrument is mispriced; 2) credit or performance risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

Concentration Risk (ProFund VP Asia 30 and Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in specific market or industry sectors, and the risk that those issuers (or market sector) will perform poorly and therefore negatively impact the ProFunds VP subject to this risk. Each of ProFund VP Short OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Correlation Risk (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. The following factors, including fees and expenses and income items, may adversely affect a ProFund VP's correlation with its benchmark. A ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP and may receive information on purchases and redemptions into or out of a ProFund VP after the relevant exchange or market closes, potentially resulting in the ProFund VP being over- or under-exposed. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual Russell 2000 Index reconstitution on the last business day of June may impair the ProFunds VP benchmarked to the Russell 2000 Index from meeting their daily investment objective on that day.

Debt Instrument Risk (ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity). Each ProFund VP may invest in debt instruments, and ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease.

Equity Risk (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The Inverse ProFunds VP respond differently to these risks than positively correlated funds.

Foreign Investment Risk (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies. The value of such securities or instruments could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

Geographic Concentration Risk (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. For example, in 1997 and 1998, the values of some Asian currencies declined significantly, triggering a loss of investor confidence that resulted in a decline in the value of the stock markets, and individual company stocks, in the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. Similarly, European companies could be hurt by such factors as regional economic downturns, policies adopted in the European Economic and Monetary Union, or difficulties experienced as certain countries, and particularly those in Eastern Europe, implement significant free market economic reforms. Japanese economic growth has weakened and Japan's stock markets have significantly declined since the early 1990s, and the current economic conditions remain uncertain. Japanese companies could be hurt by a failure to successfully implement significant proposed reforms to Japan's economy and financial system, among other considerations.

Growth Investing Risk (ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Interest Rate Risk (ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Shareholders in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose money when the index or security underlying such ProFund VP's benchmark rises - a result that is the opposite from traditional equity or bond mutual funds.

Leverage Risk (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective.

Liquidity Risk (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. Investors in the ProFunds VP, other than the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Investors in the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP).

Mid-Cap Company Investment Risk (ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Non-Diversification Risk (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Repurchase Agreement Risk (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

Short Sale Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus interest incurred, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus interest accrued, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales involves additional transaction costs and other expenses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of a ProFund VP and may lower a ProFund VP's return or result in a loss.

Small-Cap Company Investment Risk (ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30 and ProFund VP UltraSmall-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads, lower trading volumes and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

Technology Investment Risk (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Value Investing Risk (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

Volatility Risk (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index. Therefore, they experience greater volatility than the indexes underlying their benchmarks and thus have the potential for greater losses.

PROFUNDS MANAGEMENT

"The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

PROFUNDS MANAGEMENT

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

PROFUND ADVISORS LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides investment advice and management services to the ProFunds VP. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         Bull                                            0.75%
         OTC                                             0.71%
         Europe 30                                       0.71%
         UltraBull                                       0.63%
         UltraSmall-Cap                                  0.61%
         UltraOTC                                        0.67%
         Bear                                            0.71%
         Biotechnology                                   0.61%
         Energy                                          0.60%
         Financial                                       0.62%
         Healthcare                                      0.62%
         Real Estate                                     0.62%
         Technology                                      0.52%
         Telecommunications                              0.58%
         Utilities                                       0.59%

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC since 1997, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at the University of Kentucky. Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio, 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2002, each ProFund VP which had a full year of operations paid ProFund Advisors fees in the following amounts:

Fees Paid (as a percentage of average daily net assets)
         Bull                                            0.15%
         OTC                                             0.14%
         Europe 30                                       0.14%
         UltraBull                                       0.13%
         UltraSmall-Cap                                  0.12%
         UltraOTC                                        0.13%
         Bear                                            0.14%
         Biotechnology                                   0.12%
         Energy                                          0.12%
         Financial                                       0.12%
         Healthcare                                      0.12%
         Real Estate                                     0.12%
         Technology                                      0.10%
         Telecommunications                              0.12%
         Utilities                                       0.12%

INDEX INFORMATION

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," "500", and "S&P MidCap 400," "Standard &Poor's MidCap 400," "S&P Small-Cap 600," "Standard &Poor's Small-Cap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/Barra Value Index," "S&P SmallCap 600/Barra Growth Index," and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "Russell 2000 Index" is a trademark of the Frank Russell Company. "NASDAQ-100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange or the Frank Russell Company and neither Standard & Poor's, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company makes any representation regarding the advisability of investing in ProFunds VP.

"Dow Jones" and the name of each Dow Jones sector index are service marks of Dow Jones & Company, Inc.

DOW JONES DOES NOT:

     .    Sponsor, endorse, sell or promote Sector ProFunds VP (the "ProFunds
          VP").
     . Recommend that any person invest in the ProFunds VP or any other securities.
     . Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.
     . Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.
     . Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

     . The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices and the data included in such indices;
     . The accuracy or completeness of the Dow Jones sector indices and their data; or
     . The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

GENERAL PROFUNDS VP INFORMATION

"Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

GENERAL PROFUNDS VP INFORMATION

CALCULATING SHARE PRICES
(All ProFunds VP)

Each ProFund VP calculates its daily share price on the basis of the net asset value of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business.

Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order. If a ProFund VP's portfolio investments trade in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

Each ProFund VP determines its net asset value per share by dividing the market value of the ProFund VP's assets, less the ProFund VP's liabilities, by the number of the ProFund VP's outstanding shares.

A ProFund VP's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by another method that the Board of Trustees believes accurately reflects fair value. The use of this fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close. This procedure incurs the unavoidable risk that the fair value of an investment may be higher or lower than the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. For example, if the Bond Market Association recommends an early close of the bond markets, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may also close early.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders annually all of the year's net investment income and net capital gains. Each ProFund VP will reinvest these distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. As a general policy, ProFunds VP do not announce dividend distribution dates in advance.

ProFund VP U.S. Government Plus declares dividends from net investment income daily and pays the dividends on a monthly basis. ProFund VP Real Estate declares dividends from net investment income quarterly and pays the dividends on a quarterly basis. ProFund VP U.S. Government Plus and ProFund VP Real Estate will pay annually any long-term capital gains as well as any short-term capital gains that they did not distribute during the year, but reserve the right to include in the dividend any short-term capital gains on securities that they sell. Each of the other ProFunds VP declares and distributes net investment income, if any, and net capital gains, if any, at least annually. Each ProFund VP, however, may declare an additional capital gains distribution if such a distribution would be in the best interest of the shareholders of the ProFund VP.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. Each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level.

For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

FINANCIAL  HIGHLIGHTS

The following tables provide a picture of the performance of each of the ProFunds VP for each year ended December 31 since inception. The total return information represents the rate of return and the per share operating performance that an investor would have earned on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report on the financial statements of the ProFunds VP appear in the annual report of the ProFunds VP for the fiscal year ended December 31, 2002. The annual report is available free of charge by calling (888) 776-3637.

PROFUNDS VP
PROFUND VP BULL

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                      FOR THE                FOR THE PERIOD
                                                                     YEAR ENDED          MAY 1, 2001(a) THROUGH
                                                                 DECEMBER 31, 2002          DECEMBER 31, 2001
                                                              -----------------------    -----------------------
Net Asset Value, Beginning of Period                          $                 26.94    $                 30.00
                                                              -----------------------    -----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                  (0.04)(b)                  (0.11)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                        (6.42)                     (2.95)
                                                              -----------------------    -----------------------
  Total income/(loss) from investment activities                                (6.46)                     (3.06)
                                                              -----------------------    -----------------------
Net Asset Value, End of Period                                $                 20.48    $                 26.94
                                                              =======================    =======================
Total Return                                                                   (23.98)%                   (10.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $            92,749,513    $            20,585,768
Ratio of expenses to average net assets                                          1.91%                      2.25%(d)
Ratio of net investment income/(loss) to average net assets                     (0.18)%                    (0.60)%(d)
Portfolio turnover                                                                260%                       325%

----------
(a)  Commencement of operations
(b) Per share net investment income(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP OTC

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                    FOR THE                 FOR THE PERIOD
                                                                  YEAR ENDED          JANUARY 22, 2001(a) THROUGH
                                                               DECEMBER 31, 2002           DECEMBER 31, 2001
                                                              --------------------    ---------------------------
Net Asset Value, Beginning of Period                          $              17.53    $                     30.00
                                                              --------------------    ---------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                               (0.23)(b)                      (0.27)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                     (6.54)                        (12.20)
                                                              --------------------    ---------------------------
  Total income/(loss) from investment activities                             (6.77)                        (12.47)
                                                              --------------------    ---------------------------
Net Asset Value, End of Period                                $              10.76    $                     17.53
                                                              ====================    ===========================
Total Return                                                                (38.62)%                       (41.57)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $         76,249,564    $                70,774,480
Ratio of expenses to average net assets                                       1.98%                          1.91%(d)
Ratio of net investment income/(loss) to average net assets                  (1.75)%                        (1.61)%(d)
Ratio of expenses to average net assets*                                      2.03%                          1.91%(d)
Portfolio turnover                                                             534%                          918%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MID-CAP VALUE

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                     FOR THE PERIOD
                                                                                     MAY 1, 2002(a)
                                                                                        THROUGH
                                                                                    DECEMBER 31, 2002
                                                                                    -----------------
Net Asset Value, Beginning of Period                                                $           30.00
                                                                                    -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                  (0.02) (b)
  Net realized and unrealized gains/(losses) on investments and futures contracts               (6.73)
                                                                                    -----------------
  Total income/(loss) from investment activities                                                (6.75)
                                                                                    -----------------
Net Asset Value, End of Period                                                      $           23.25
                                                                                    =================
Total Return                                                                                   (22.50)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                             $      12,486,529
Ratio of expenses to average net assets                                                          1.98%(d)
Ratio of net investment income/(loss) to average net assets                                     (0.14%)(d)
Ratio of expenses to average net assets*                                                         2.25%(d)
Portfolio turnover                                                                              1,361%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP MID-CAP GROWTH

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                     FOR THE PERIOD
                                                                                     MAY 1, 2002(a)
                                                                                        THROUGH
                                                                                    DECEMBER 31, 2002
                                                                                    -----------------
Net Asset Value, Beginning of Period                                                $           30.00
                                                                                    -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                                  (0.21)(b)
  Net realized and unrealized gains/(losses) on investments and futures contracts               (6.43)
                                                                                    -----------------
  Total income/(loss) from investment activities                                                (6.64)
                                                                                    -----------------
Net Asset Value, End of Period                                                      $           23.36
                                                                                    =================
Total Return                                                                                   (22.13)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                             $      15,064,138
Ratio of expenses to average net assets                                                          1.98%(d)
Ratio of net investment income/(loss) to average net assets                                     (1.32%)(d)
Ratio of expenses to average net assets*                                                         2.22%(d)
Portfolio turnover                                                                              1,594%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SMALL-CAP VALUE

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                FOR THE PERIOD
                                                                MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.09)(b)
  Net realized and unrealized gains/(losses) on investments
    and futures contracts                                                 (8.40)
                                                              -----------------
  Total income/(loss) from investment activities                          (8.49)
                                                              -----------------
Net Asset Value, End of Period                                $           21.51
                                                              =================
Total Return                                                             (28.30%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      29,165,434
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets               (0.61%)(d)
Ratio of expenses to average net assets*                                   2.45%(d)
Portfolio turnover                                                        1,253%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SMALL-CAP GROWTH

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                FOR THE PERIOD
                                                                MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.21)(b)
  Net realized and unrealized gains/(losses) on investments
   and futures contracts                                                  (6.45)
                                                              -----------------
  Total income/(loss) from investment activities                          (6.66)
                                                              -----------------
Net Asset Value, End of Period                                $           23.34
                                                              =================
Total Return                                                             (22.20%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      23,967,631
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets               (1.34%)(d)
Ratio of expenses to average net assets*                                   2.20%(d)
Portfolio turnover                                                        1,260%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ASIA 30

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                               FOR THE PERIOD
                                                               MAY 1, 2002(a)
                                                                  THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             0.06(b)
  Net realized and unrealized gains/(losses) on investments
    and futures contracts                                                 (6.55)
                                                              -----------------
  Total income/(loss) from investment activities                          (6.49)
                                                              -----------------
Net Asset Value, End of Period                                $           23.51
                                                              =================
Total Return                                                             (21.63)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      18,576,194
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets                0.35%(d)
Ratio of expenses to average net assets*                                   2.03%(d)
Portfolio turnover                                                        1,321%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP EUROPE 30

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                    FOR THE            FOR THE                FOR THE
                                                                  YEAR ENDED          YEAR ENDED             YEAR ENDED
                                                              DECEMBER 31, 2002    DECEMBER 31, 2001     DECEMBER 31, 2000
                                                              -----------------    -----------------     -----------------
Net Asset Value, Beginning of Period                          $           24.26    $           31.98     $           36.82
                                                              -----------------    -----------------     -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             0.07(b)             (0.04)(b)              0.09(b)
  Net realized and unrealized gains/(losses) on investments
    and futures contracts                                                 (6.32)               (7.68)                (4.79)
                                                              -----------------    -----------------     -----------------
  Total income/(loss) from investment activities                          (6.25)               (7.72)                (4.70)
                                                              -----------------    -----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                     -                    -                 (0.14)
                                                              -----------------    -----------------     -----------------
Net Asset Value, End of Period                                $           18.01    $           24.26     $           31.98
                                                              =================    =================     =================
Total Return                                                             (25.76)%             (24.14)%              (12.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      33,119,003    $      52,253,162     $      25,003,610
Ratio of expenses to average net assets                                    1.98%                1.89%                 1.65%
Ratio of net investment income/(loss) to average net assets                0.33%               (0.14)%                0.26%
Ratio of expenses to average net assets*                                   2.03%                1.89%                 1.65%
Portfolio turnover                                                        1,280%               1,002%                1,434%

                                                                     FOR THE PERIOD
                                                              OCTOBER 18, 1999(a) THROUGH
                                                                   DECEMBER 31, 1999
                                                              ---------------------------
Net Asset Value, Beginning of Period                          $                     30.00
                                                              ---------------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                      (0.04)
  Net realized and unrealized gains/(losses) on investments
    and futures contracts                                                            6.86
                                                              ---------------------------
  Total income/(loss) from investment activities                                     6.82
                                                              ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                               -
                                                              ---------------------------
Net Asset Value, End of Period                                $                     36.82
                                                              ===========================
Total Return                                                                        22.73%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $                 3,262,131
Ratio of expenses to average net assets                                              1.78%(d)
Ratio of net investment income/(loss) to average net assets                         (1.00)%(d)
Ratio of expenses to average net assets*                                             2.39%(d)
Portfolio turnover                                                                    100%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP JAPAN

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                               FOR THE PERIOD
                                                               MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.14)(b)
  Net realized and unrealized gains/(losses) on investments
    and futures contracts                                                 (7.90)
                                                              -----------------
  Total income/(loss) from investment activities                          (8.04)
                                                              -----------------
Net Asset Value, End of Period                                $           21.96
                                                              =================
Total Return                                                             (26.80)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $       3,072,361
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets               (0.85)%(d)
Ratio of expenses to average net assets*                                   2.06%(d)
Portfolio turnover                                                            -

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

             See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRABULL (formerly ProFund VP Bull Plus)

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                         FOR THE PERIOD
                                                                   FOR THE             JANUARY 22, 2001(a)
                                                                  YEAR ENDED                 THROUGH
                                                               DECEMBER 31, 2002        DECEMBER 31, 2001
                                                               -----------------       -------------------
Net Asset Value, Beginning of Period                           $           22.71       $             30.00
                                                               -----------------       -------------------
  Net investment income/(loss)                                             (0.08)(b)                 (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
   futures contracts and swap contracts                                    (8.12)                    (7.20)
                                                               -----------------       -------------------
  Total income/(loss) from investment activities                           (8.20)                    (7.29)
                                                               -----------------       -------------------
Net Asset Value, End of Period                                 $           14.51       $             22.71
                                                               =================       ===================
Total Return                                                              (36.11)%                  (24.30)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      42,287,811       $        64,185,852
Ratio of expenses to average net assets                                     1.98%                     1.94%(d)
Ratio of net investment income/(loss) to average net assets                (0.46)%                   (0.42)%(d)
Ratio of expenses to average net assets*                                    2.12%                     1.94%(d)
Portfolio turnover                                                         1,249%                      682%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS
PROFUND VP ULTRAMID-CAP

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                FOR THE PERIOD
                                                                MAY 1, 2002(a)
                                                                   THROUGH
                                                               DECEMBER 31, 2002
                                                               -----------------
Net Asset Value, Beginning of Period                           $           30.00
                                                               -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
       futures contracts and swap contracts                               (12.59)
                                                               -----------------
  Total income/(loss) from investment activities                          (12.68)
                                                               -----------------
Net Asset Value, End of Period                                 $           17.32
                                                               =================
Total Return                                                              (42.27)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      20,777,243
Ratio of expenses to average net assets                                     1.98%(d)
Ratio of net investment income/(loss) to average net assets                (0.72)%(d)
Ratio of expenses to average net assets*                                    2.36%(d)
Portfolio turnover                                                         2,654%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRASMALL-CAP

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                   FOR THE                FOR THE                FOR THE
                                                                  YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                               DECEMBER 31, 2002      DECEMBER 31, 2001      DECEMBER 31, 2000
                                                               -----------------      -----------------      -----------------
Net Asset Value, Beginning of Period                           $           25.51      $           27.61      $           35.99
                                                               -----------------      -----------------      -----------------
  Net investment income/(loss)                                             (0.16)(b)              (0.17)(b)              (0.04)(b)
  Net realized and unrealized gains/(losses) on investments,
    futures contracts and swaps contracts                                 (10.71)                 (1.93)                 (7.90)
                                                               -----------------      -----------------      -----------------
  Total income/(loss) from investment operations                          (10.87)                 (2.10)                 (7.94)
                                                               -----------------      -----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                               -                  (0.02)
  Net realized gains on investments and futures contracts                      -                      -                  (0.42)
                                                               -----------------      -----------------      -----------------
  Total distributions                                                          -                      -                  (0.44)
                                                               -----------------      -----------------      -----------------
Net Asset Value, End of Period                                 $           14.64      $           25.51      $           27.61
                                                               =================      =================      =================
Total Return                                                              (42.61)%                (7.61)%               (22.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      30,560,971      $      89,040,827      $      33,387,952
Ratio of expenses to average net assets                                     1.98%                  2.11%                  1.95%
Ratio of net investment income/(loss) to average net assets                (0.78)%                (0.69)%                (0.12)%
Ratio of expenses to average net assets*                                    2.15%                  2.11%                  2.24%
Portfolio turnover                                                         1,511%                   842%                 1,971%

                                                                      FOR THE PERIOD
                                                               OCTOBER 18, 1999(a) THROUGH
                                                                    DECEMBER 31, 1999
                                                               ---------------------------
Net Asset Value, Beginning of Period                           $                     30.00
                                                               ---------------------------
  Net investment income/(loss)                                                        0.06
  Net realized and unrealized gains/(losses) on investments,
    futures contracts and swaps contracts                                             5.93
                                                               ---------------------------
  Total income/(loss) from investment operations                                      5.99
                                                               ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Net realized gains on investments and futures contracts                                -
                                                               ---------------------------
  Total distributions                                                                    -
                                                               ---------------------------
Net Asset Value, End of Period                                 $                     35.99
                                                               ===========================
Total Return                                                                         19.97%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $                 9,803,920
Ratio of expenses to average net assets                                               1.70%(d)
Ratio of net investment income/(loss) to average net assets                           1.75%(d)
Ratio of expenses to average net assets*                                              2.53%(d)
Portfolio turnover                                                                     686%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ULTRAOTC

For a share of beneficial interest outstanding throughout the periods indicated.

                                                                    FOR THE               FOR THE                FOR THE
                                                                  YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                               DECEMBER 31, 2002      DECEMBER 31, 2001      DECEMBER 31, 2000
                                                               -----------------      -----------------      -----------------
Net Asset Value, Beginning of Period                           $            4.83      $           15.44      $           70.93
                                                               -----------------      -----------------      -----------------
  Net investment income/(loss)                                             (0.04)(b)              (0.11)(b)              (0.40)(b)
  Net realized and unrealized gains/(losses) on investments,
    futures contracts and swap contracts                                   (3.29)                (10.50)                (51.29)
                                                               -----------------      -----------------      -----------------
  Total income/(loss) from investment activities                           (3.33)                (10.61)                (51.69)
                                                               -----------------      -----------------      -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                      -                      -                  (3.80)
                                                               -----------------      -----------------      -----------------
  Total distributions                                                          -                      -                  (3.80)
                                                               -----------------      -----------------      -----------------
Net Asset Value, End of Period                                 $            1.50      $            4.83      $           15.44
                                                               =================      =================      =================
Total Return                                                              (68.94)%               (68.72)%               (73.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      53,188,498      $     102,131,351      $     115,497,878
Ratio of expenses to average net assets                                     1.98%                  1.95%                  1.65%
Ratio of net investment income/(loss) to average net assets                (1.64)%                (1.60)%                (0.79)%
Ratio of expenses to average net assets*                                    2.08%                  1.95%                  1.65%
Portfolio turnover                                                           982%                   465%                   683%

                                                                      FOR THE PERIOD
                                                               OCTOBER 18, 1999(a) THROUGH
                                                                    DECEMBER 31, 1999
                                                               ---------------------------
Net Asset Value, Beginning of Period                           $                     30.00
                                                               ---------------------------
  Net investment income/(loss)                                                       (0.06)
  Net realized and unrealized gains/(losses) on investments,
    futures contracts and swap contracts                                             40.99
                                                               ---------------------------
  Total income/(loss) from investment activities                                     40.93
                                                               ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments and futures contracts                                -
                                                               ---------------------------
  Total distributions                                                                    -
                                                               ---------------------------
Net Asset Value, End of Period                                 $                     70.93
                                                               ===========================
Total Return                                                                        136.43%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $                67,897,587
Ratio of expenses to average net assets                                               1.65%(d)
Ratio of net investment income/(loss) to average net assets                          (0.77)(d)
Ratio of expenses to average net assets*                                              1.97%(d)
Portfolio turnover                                                                     101%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BEAR

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                           FOR THE PERIOD
                                                                   FOR THE              JANUARY 22, 2001(a)
                                                                  YEAR ENDED                   THROUGH
                                                               DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               -----------------       ---------------------
Net Asset Value, Beginning of Period                           $           35.07       $               30.00
                                                               -----------------       ---------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             (0.23)(b)                    0.26(b)
  Net realized and unrealized gains/(losses) on investments,
    futures contracts and swap contracts                                    7.53                        4.81(c)
                                                               -----------------       ---------------------
  Total income/(loss) from investment activities                            7.30                        5.07
                                                               -----------------       ---------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                                    (0.08)                          -
                                                               -----------------       ---------------------
Net Asset Value, End of Period                                 $           42.29       $               35.07
                                                               =================       =====================
Total Return                                                               20.82%                      16.90%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                        $      77,937,785       $          37,290,245
Ratio of expenses to average net assets                                     1.98%                       1.89%(e)
Ratio of net investment income/(loss) to average net assets                (0.57)%                      0.77%(e)
Ratio of expenses to average net assets*                                    2.03%                       1.89%(e)
Portfolio turnover                                                             -                       1,144%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SHORT OTC

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                         FOR THE PERIOD
                                                                         MAY 1, 2002(a)
                                                                            THROUGH
                                                                       DECEMBER 31, 2002
                                                                       -----------------
Net Asset Value, Beginning of Period                                   $           30.00
                                                                       -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                     (0.09)(b)
  Net realized and unrealized gains/(losses) on investments, futures
   contracts and swap contracts                                                     3.46(c)
                                                                       -----------------
  Total income/(loss) from investment activities                                    3.37
                                                                       -----------------
Net Asset Value, End of Period                                         $           33.37
                                                                       =================
Total Return                                                                       11.23%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                       14,030,217
Ratio of expenses to average net assets                                             1.96%(e)
Ratio of net investment income/(loss) to average net assets                        (0.39)%(e)
Portfolio turnover                                                                     -

----------
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BANKS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                FOR THE PERIOD
                                                                MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             0.19(b)
  Net realized and unrealized gains/(losses) on investments               (4.21)
                                                              -----------------
  Total income/(loss) from investment activities                          (4.02)
                                                              -----------------
Net Asset Value, End of Period                                $           25.98
                                                              =================
Total Return                                                             (13.40)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $       5,782,489
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets                1.06%(d)
Ratio of expenses to average net assets*                                   2.11%(d)
Portfolio turnover                                                        1,183%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BASIC MATERIALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                               FOR THE PERIOD
                                                                MAY 1, 2002(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2002
                                                              -----------------
Net Asset Value, Beginning of Period                          $           30.00
                                                              -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                             0.23(b)
  Net realized and unrealized gains/(losses) on investments               (4.57)
                                                              -----------------
  Total income/(loss) from investment activities                          (4.34)
                                                              -----------------
Net Asset Value, End of Period                                $           25.66
                                                              =================
Total Return                                                             (14.47)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $       3,850,999
Ratio of expenses to average net assets                                    1.98%(d)
Ratio of net investment income/(loss) to average net assets                1.25%(d)
Ratio of expenses to average net assets*                                   2.21%(d)
Portfolio turnover                                                        2,498%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP BIOTECHNOLOGY

For a share of beneficial interest outstanding throughout the periods indicated.

                                                                                        FOR THE PERIOD
                                                                   FOR THE            JANUARY 22, 2001(a)
                                                                 YEAR ENDED                 THROUGH
                                                              DECEMBER 31, 2002        DECEMBER 31, 2001
                                                              -----------------       -------------------
Net Asset Value, Beginning of Period                          $           25.44       $             30.00
                                                              -----------------       -------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                            (0.35)(b)                 (0.48)(b)
  Net realized and unrealized gains/(losses) on investments               (9.19)                    (4.08)
                                                              -----------------       -------------------
  Total income/(loss) from investment activities                          (9.54)                    (4.56)
                                                              -----------------       -------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net realized gains on investments                                       (0.19)                        -
                                                              -----------------       -------------------
Net Asset Value, End of Period                                $           15.71       $             25.44
                                                              =================       ===================
Total Return                                                             (37.51)%                  (15.20)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $      14,246,035       $        44,246,962
Ratio of expenses to average net assets                                    1.98%                     2.03%(d)
Ratio of net investment income/(loss) to average net assets               (1.91)%                   (1.98)%(d)
Ratio of expenses to average net assets*                                   2.16%                     2.03%(d)
Portfolio turnover                                                        1,049%                    1,044%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP CONSUMER CYCLICAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  FOR THE PERIOD
                                                              MAY 1, 2002(a) THROUGH
                                                                DECEMBER 31, 2002
                                                              ----------------------
Net Asset Value, Beginning of Period                          $                30.00
                                                              ----------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                 (0.17)(b)
  Net realized and unrealized gains/(losses) on investments                    (7.85)
                                                              ----------------------
    Total income/(loss) from investment activities                             (8.02)
                                                              ----------------------
Net Asset Value, End of Period                                $                21.98
                                                              ======================
Total Return                                                                  (26.73)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                       $            3,439,087
Ratio of expenses to average net assets                                         1.98%(d)
Ratio of net investment income/(loss) to average net assets                    (1.08)%(d)
Ratio of expenses to average net assets*                                        2.65%(d)
Portfolio turnover                                                             2,644%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP CONSUMER NON-CYCLICAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                          MAY 1, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                         -----------------
Net Asset Value, Beginning of Period                                     $           30.00
                                                                         -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                        0.04(b)
  Net realized and unrealized gains/(losses) on investments                          (4.93)
                                                                         -----------------
  Total income/(loss) from investment activities                                     (4.89)
                                                                         -----------------
Net Asset Value, End of Period                                           $           25.11
                                                                         =================
Total Return                                                                        (16.30)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $       4,951,646
Ratio of expenses to average net assets                                               1.98%(d)
Ratio of net investment income/(loss) to average net assets                           0.22%(d)
Ratio of expenses to average net assets*                                              2.10%(d)
Portfolio turnover                                                                   1,057%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP ENERGY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                       FOR THE PERIOD
                                                                               FOR THE               JANUARY 22, 2001(a)
                                                                              YEAR ENDED                  THROUGH
                                                                          DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                         --------------------       --------------------
Net Asset Value, Beginning of Period                                     $              27.93       $              30.00
                                                                         --------------------       --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                          (0.05)(b)                      -(b),(c)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                                   (4.71)                     (2.07)
                                                                         --------------------       --------------------
  Total income/(loss) from investment activities                                        (4.76)                     (2.07)
                                                                         --------------------       --------------------
Net Asset Value, End of Period                                           $              23.17       $              27.93
                                                                         ====================       ====================
Total Return                                                                           (17.04)%                    (6.90)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $         19,283,299       $         24,006,712
Ratio of expenses to average net assets                                                  1.98%                      2.05%(e)
Ratio of net investment income/(loss) to average net assets                             (0.18)%                    (0.01)%(e)
Ratio of expenses to average net assets*                                                 2.16%                      2.05%(e)
Portfolio turnover                                                                      1,632%                     1,169%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Amount is less than $0.005.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP FINANCIAL

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                       FOR THE PERIOD
                                                                               FOR THE               JANUARY 22, 2001(a)
                                                                              YEAR ENDED                  THROUGH
                                                                          DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                         --------------------       --------------------
Net Asset Value, Beginning of Period                                     $              28.02       $              30.00
                                                                         --------------------       --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                           0.06(b)                    0.04(b)
  Net realized and unrealized gains/(losses) on investments                             (4.23)                     (2.02)
                                                                         --------------------       --------------------
  Total income/(loss) from investment activities                                        (4.17)                     (1.98)
                                                                         --------------------       --------------------
Net Asset Value, End of Period                                           $              23.85       $              28.02
                                                                         ====================       ====================
Total Return                                                                           (14.88)%                    (6.60)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $         11,897,670       $         20,088,893
Ratio of expenses to average net assets                                                  1.98%                      2.10%(d)
Ratio of net investment income/(loss) to average net assets                              0.22%                      0.16%(d)
Ratio of expenses to average net assets*                                                 2.14%                      2.10%(d)
Portfolio turnover                                                                      1,341%                     1,330%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP HEALTHCARE

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                       FOR THE PERIOD
                                                                               FOR THE               JANUARY 22, 2001(a)
                                                                              YEAR ENDED                  THROUGH
                                                                          DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                         --------------------       --------------------
Net Asset Value, Beginning of Period                                     $              28.43       $              30.00
                                                                         --------------------       --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                          (0.13)(b)                  (0.30)(b)
  Net realized and unrealized gains/(losses) on investments                             (6.32)                     (1.27)
                                                                         --------------------       --------------------
  Total income/(loss) from investment activities                                        (6.45)                     (1.57)
                                                                         --------------------       --------------------
Net Asset Value, End of Period                                           $              21.98       $              28.43
                                                                         ====================       ====================
Total Return                                                                           (22.69)%                    (5.23)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $         14,622,478       $         33,227,245
Ratio of expenses to average net assets                                                  1.98%                      2.06% (d)
Ratio of net investment income/(loss) to average net assets                             (0.54)%                    (1.10)%(d)
Ratio of expenses to average net assets*                                                 2.14%                      2.06%(d)
Portfolio turnover                                                                        897%                     1,032%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP INDUSTRIAL

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                          MAY 1, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                         -----------------
Net Asset Value, Beginning of Period                                     $           30.00
                                                                         -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.01)(b)
  Net realized and unrealized gains/(losses) on investments                          (5.94)
                                                                         -----------------
  Total income/(loss) from investment activities                                     (5.95)
                                                                         -----------------
Net Asset Value, End of Period                                           $           24.05
                                                                         =================
Total Return                                                                        (19.83)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $       1,134,329
Ratio of expenses to average net assets                                               1.98%(d)
Ratio of net investment income/(loss) to average net assets                          (0.08%)(d)
Ratio of expenses to average net assets*                                              2.65%(d)
Portfolio turnover                                                                     906%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP INTERNET

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                          MAY 1, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                         -----------------
Net Asset Value, Beginning of Period                                     $           30.00
                                                                         -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.35)(b)
  Net realized and unrealized gains/(losses) on investments                          (3.66)(c)
                                                                         -----------------
  Total income/(loss) from investment activities                                     (4.01)
                                                                         -----------------
Net Asset Value, End of Period                                           $           25.99
                                                                         =================
Total Return                                                                        (13.37)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $      28,880,449
Ratio of expenses to average net assets                                               1.98%(e)
Ratio of net investment income/(loss) to average net assets                          (1.97)%(e)
Ratio of expenses to average net assets*                                              2.04%(e)
Portfolio turnover                                                                     505%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP PHARMACEUTICALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                          MAY 1, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                         -----------------
Net Asset Value, Beginning of Period                                     $           30.00
                                                                         -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                           -(b),(c)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                                (4.04)
                                                                         -----------------
  Total income/(loss) from investment activities                                     (4.04)
                                                                         -----------------
Net Asset Value, End of Period                                           $           25.96
                                                                         =================
Total Return                                                                        (13.47)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $       3,414,203
Ratio of expenses to average net assets                                               1.98%(e)
Ratio of net investment income/(loss) to average net assets                          (0.02)%(e)
Ratio of expenses to average net assets*                                              2.12%(e)
Portfolio turnover                                                                   1,709%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b)  Amount is less than $0.005.
(c) Per share net investment income/(loss) has been calculated using the daily average shares method.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP PRECIOUS METALS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                          MAY 1, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                         -----------------
Net Asset Value, Beginning of Period                                     $           30.00
                                                                         -----------------
Investment Activities:
  Net investment income/(loss)                                                       (0.07)(b)
  Net realized and unrealized gains/(losses) on investments and
  swap contracts                                                                     (0.49)
                                                                         -----------------
  Total income/(loss) from investment activities                                     (0.56)
                                                                         -----------------
Net Asset Value, End of Period                                           $           29.44
                                                                         =================
Total Return                                                                         (1.87)%(c)
Ratios/Supplemental Data:
Net assets, end of year                                                  $      55,639,445
Ratio of expenses to average net assets                                               1.98%(d)
Ratio of net investment income/(loss) to average net assets                          (0.40)%(d)
Portfolio turnover                                                                       -

----------
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP REAL ESTATE

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                       FOR THE PERIOD
                                                                               FOR THE               JANUARY 22, 2001(a)
                                                                              YEAR ENDED                  THROUGH
                                                                          DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                         --------------------       --------------------
Net Asset Value, Beginning of Period                                     $              32.72     $              30.00
                                                                         --------------------     --------------------
Investment Activities:
  Net investment income/(loss)                                                           1.38(b)                  1.53(b)
  Net realized and unrealized gains/(losses) on investments                             (1.34)                    1.19(c)
                                                                         --------------------     --------------------
  Total income/(loss) from investment activities                                         0.04                     2.72
                                                                         --------------------     --------------------
Distributions to Shareholders From:
  Net investment income                                                                 (1.37)                       -
  Return of capital                                                                     (0.23)                       -
                                                                         --------------------     --------------------
  Total distributions                                                                   (1.60)                       -
                                                                         --------------------     --------------------
Net Asset Value, End of Period                                           $              31.16     $              32.72
                                                                         ====================     ====================
Total Return                                                                             0.02%                    9.07%(d)
Ratios/Supplemental Data:
Net assets, end of year                                                  $         20,920,287     $         39,413,851
Ratio of expenses to average net assets                                                  1.98%                    1.99%(e)
Ratio of net investment income/(loss) to average net assets                              4.09%                    5.01%(e)
Ratio of expenses to average net assets*                                                 2.13%                    1.99%(e)
Portfolio turnover                                                                      1,163%                     753%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)  Not annualized
(e)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP SEMICONDUCTOR

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                          MAY 1, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                         -----------------
Net Asset Value, Beginning of Period                                     $           30.00
                                                                         -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.24)(b)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                               (14.18)
                                                                         -----------------
  Total income/(loss) from investment activities                                    (14.42)
                                                                         -----------------
Net Asset Value, End of Period                                           $           15.58
                                                                         =================
Total Return                                                                        (48.07)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $       3,789,765
Ratio of expenses to average net assets                                               1.98%(d)
Ratio of net investment income/(loss) to average net assets                          (1.89)%(d)
Ratio of expenses to average net assets*                                              2.33%(d)
Portfolio turnover                                                                     886%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP TECHNOLOGY

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                       FOR THE PERIOD
                                                                               FOR THE               JANUARY 22, 2001(a)
                                                                              YEAR ENDED                  THROUGH
                                                                          DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                         --------------------       --------------------
Net Asset Value, Beginning of Period                                     $              17.97       $              30.00
                                                                         --------------------       --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                          (0.24)(b)                  (0.34)(b)
  Net realized and unrealized gains/(losses) on investments                             (7.07)                    (11.69)
                                                                         --------------------       --------------------
  Total income/(loss) from investment activities                                        (7.31)                    (12.03)
                                                                         --------------------       --------------------
Net Asset Value, End of Period                                           $              10.66       $              17.97
                                                                         ====================       ====================
Total Return                                                                           (40.68)%                   (40.10)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $         15,271,221       $         15,409,820
Ratio of expenses to average net assets                                                  1.98%                      2.10%(d)
Ratio of net investment income/(loss) to average net assets                             (1.77)%                    (1.91)%(d)
Ratio of expenses to average net assets*                                                 2.27%                      2.10%(d)
Portfolio turnover                                                                      1,208%                     2,548%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP TELECOMMUNICATIONS

Selected data for a share of beneficial interest outstanding thoughout the periods indicated.

                                                                                                       FOR THE PERIOD
                                                                               FOR THE               JANUARY 22, 2001(a)
                                                                              YEAR ENDED                  THROUGH
                                                                          DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                         --------------------       --------------------
Net Asset Value, Beginning of Period                                     $              21.57       $              30.00
                                                                         --------------------       --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                          (0.10)(b)                  (0.28)(b)
  Net realized and unrealized gains/(losses) on investments
   and swap contracts                                                                   (8.06)                     (8.15)
                                                                         --------------------       --------------------
  Total income/(loss) from investment activities                                        (8.16)                     (8.43)
                                                                         --------------------       --------------------
Net Asset Value, End of Period                                           $              13.41       $              21.57
                                                                         ====================       ====================
Total Return                                                                           (37.83)%                   (28.10)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $         16,795,733       $          4,150,462
Ratio of expenses to average net assets                                                  1.98%                      2.17%(d)
Ratio of net investment income/(loss) to average net assets                             (0.72)%                    (1.27)%(d)
Ratio of expenses to average net assets*                                                 2.19%                      2.17%(d)
Portfolio turnover                                                                      1,290%                     2,830%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP UTILITIES

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                                                       FOR THE PERIOD
                                                                               FOR THE               JANUARY 22, 2001(a)
                                                                              YEAR ENDED                  THROUGH
                                                                          DECEMBER 31, 2002          DECEMBER 31, 2001
                                                                         --------------------       --------------------
Net Asset Value, Beginning of Period                                     $              24.69     $              30.00
                                                                         --------------------     --------------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                           0.51(b)                  0.39(b)
  Net realized and unrealized gains/(losses) on investments                             (6.42)                   (5.70)
                                                                         --------------------     --------------------
  Total income/(loss) from investment activities                                        (5.91)                   (5.31)
                                                                         --------------------     --------------------
Net Asset Value, End of Period                                           $              18.78     $              24.69
                                                                         ====================     ====================
Total Return                                                                           (23.94)%                 (17.70)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $         26,026,095     $         13,420,425
Ratio of expenses to average net assets                                                  1.98%                    2.05%(d)
Ratio of net investment income/(loss) to average net assets                              2.31%                    1.44%(d)
Ratio of expenses to average net assets*                                                 2.17%                    2.05%(d)
Portfolio turnover                                                                      1,461%                   1,008%

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP U.S. GOVERNMENT PLUS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                          MAY 1, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                         -----------------
Net Asset Value, Beginning of Period                                     $           30.00
                                                                         -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                        0.12(b)
  Net realized and unrealized gains/(losses) on investments, futures
    contracts and swap contracts                                                      4.89
                                                                         -----------------
  Total income/(loss) from investment activities                                      5.01
                                                                         -----------------
Distributions to Shareholders From:
  Net investment income                                                              (0.89)
                                                                         -----------------
Net Asset Value, End of Period                                           $           34.12
                                                                         =================
Total Return                                                                         16.90%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $     124,928,344
Ratio of expenses to average net assets                                               1.71%(d)
Ratio of net investment income/(loss) to average net assets                           0.56%(d)
Portfolio turnover                                                                     269%

----------
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

PROFUNDS VP
PROFUND VP RISING RATES OPPORTUNITY

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                          FOR THE PERIOD
                                                                          MAY 1, 2002(a)
                                                                              THROUGH
                                                                         DECEMBER 31, 2002
                                                                         -----------------
Net Asset Value, Beginning of Period                                     $           30.00
                                                                         -----------------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)                                                       (0.09)(b)
  Net realized and unrealized gains/(losses) on investments,
      futures contracts and swap contracts                                           (5.59)
                                                                         -----------------
  Total income/(loss) from investment activities                                     (5.68)
                                                                         -----------------
Net Asset Value, End of Period                                           $           24.32
                                                                         =================
Total Return                                                                        (18.93)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year                                                  $       7,167,908
Ratio of expenses to average net assets                                               1.98%(d)
Ratio of net investment income/(loss) to average net assets                          (0.49)%(d)
Ratio of expenses to average net assets*                                              2.13%
Portfolio turnover                                                                       -

----------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Commencement of operations
(b) Per share net investment income/(loss) has been calculated using the daily average shares method.
(c)  Not annualized
(d)  Annualized

               See accompanying notes to the financial statements.

Additional information about certain investments of the ProFunds VP is available in the annual and semi-annual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds VP, write us at:

    ProFunds

    P.O. Box 182800
    Columbus, OH 43218-2800

    or call our toll-free numbers:
    (888) PRO-FNDS (888) 776-3637 For Investors
    (888) PRO-5717 (888) 776-5717 Institutions and Financial Professionals Only

    or visit our website www.profunds.com

You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices
Bethesda, MD

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                           INNOVATIONS IN INDEXING(R)

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